U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. 40

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 43


                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND




                                   PROSPECTUS



                                 AUGUST 1, 2004



                               INVESTMENT ADVISOR
                      LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Synopsis of Costs and Expenses . . . . . . . . . . . . . . . . . . .. . . .  11
Additional Investment Information . . . . . . . . . . . . . . . . . .   . .  12
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . .  . . .  20
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . .. . .  22
How Net Asset Value is Determined . . . . . . . . . . . . . . . . . . . . .  24
Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . .  . . .  27
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . .. . .  30
Customer Privacy Policy . . . . . . . . . . . . . . . . . . . . . . . . . .  35


================================================================================

THE JAMESTOWN FUNDS                          BOARD OF TRUSTEES
                                             Austin Brockenbrough, III
INVESTMENT ADVISOR                           John T. Bruce
Lowe, Brockenbrough & Co., Inc.              Charles M. Caravati, Jr.
1802 Bayberry Court                          J. Finley Lee, Jr.
Suite 400                                    Richard Mitchell
Richmond, Virginia 23226                     Richard L. Morrill
www.jamestownfunds.com                       Harris V. Morrissette
                                             Erwin H. Will, Jr.
SUB-ADVISOR                                  Samuel B. Witt, III
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110                  PORTFOLIO MANAGERS
                                             THE JAMESTOWN BALANCED FUND
ADMINISTRATOR                                  Charles M. Caravati III, CFA
Ultimus Fund Solutions, LLC                    Lawrence B. Whitlock, Jr., CFA
P.O.  Box  46707                               Joseph A. Jennings III, CFA
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126                   THE JAMESTOWN EQUITY FUND
                                               Charles M. Caravati III, CFA
INDEPENDENT AUDITORS                           Lawrence B. Whitlock, Jr., CFA

Ernst & Young LLP                            THE JAMESTOWN INTERNATIONAL
312 Walnut Street, Suite 1900                 EQUITY FUND
Cincinnati, Ohio 45202                         Kathleen Harris, CFA

LEGAL COUNSEL                                THE JAMESTOWN TAX EXEMPT
Sullivan & Worcester LLP                      VIRGINIA FUND
One Post Office Square                         Beth Ann Gustafson, CFA
Boston, Massachusetts 02109

================================================================================

RISK/RETURN SUMMARY
================================================================================
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. Please read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government Securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.


JAMESTOWN EQUITY FUND

The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


JAMESTOWN  INTERNATIONAL  EQUITY FUND
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF  INVESTING  IN THE  FUNDS?
JAMESTOWN  BALANCED  FUND
The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities  will  fluctuate  in  response  to  stock  market  movements.  Equity securities are subject to market rises and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND

The return on and value of an investment in the International Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value in response to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio, or to economic circumstances or other factors in the countries in which the Fund has invested. The Fund's method of security selection may not be successful and the Fund may underperform other equity market segments or the equity market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.


Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.



JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY
The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


[GRAPHIC OMITTED]


                            JAMESTOWN BALANCED FUND

  1994    1995    1996    1997    1998    1999   2000     2001    2002    2003
  ----    ----   ------  ------  ------  ------  ------  -----   ------  ------
  0.08%  29.22%  15.75%  19.89%  18.27%  11.47%  0.85%  -11.28%  -10.41% 16.42%


During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.

The  year-to-date  return through June 30, 2004 is 3.40%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

[GRAPHIC OMITTED]


                              JAMESTOWN EQUITY FUND

  1994    1995    1996    1997    1998    1999    2000     2001    2002    2003
  ----    ----   ------  ------  ------  ------  ------  ------   ------  ------
  1.10%  34.27%  21.06%  25.53%  23.97%  16.65%  -1.71%  -19.78% -20.90%  23.66%



During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -16.33%   during  the  quarter  ended   September  30,  2001.

The year-to-date  return through June 30, 2004 is 5.17%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


[GRAPHIC OMITTED]


                       JAMESTOWN INTERNATIONAL EQUITY FUND

         1997     1998     1999     2000      2001     2002     2003
        ------   ------   ------   ------    ------   ------   ------
        12.43%   23.95%   39.61%   -20.41%  -27.27%  -20.18%  29.78%


During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a
quarter  was  -21.45%   during  the  quarter  ended   September  30,  2002.

The  year-to-date  return through June 30, 2004 is 3.53%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

[GRAPHIC OMITTED]


                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

 1994    1995    1996    1997    1998    1999     2000    2001    2002   2003
------  ------  ------  ------  ------  ------   ------  ------  ------ ------
-3.69%  12.21%   3.87%   7.07%   5.40%  -1.74%    8.99%  4.44%   8.33%   3.32%


During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.

The year-to-date return through June 30, 2004 is -1.01%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts.


JAMESTOWN BALANCED FUND
                                                1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes ............................ 16.42%     0.79%     8.24%
Return After Taxes on Distributions ............ 15.33%    -0.34%     6.43%
Return After Taxes on Distributions
  and Sale of Fund Shares....................... 11.35%     0.16%     6.23%
Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes) ...... 28.68%    -0.57%    11.07%

JAMESTOWN EQUITY FUND
                                                1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes .........................   23.66%       -2.09%      8.69%
Return After Taxes on Distributions .........   23.61%       -2.39%      7.87%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................   15.45%       -1.82%      7.28%

Standard & Poor's 500 Index(1) (reflects no
 deduction for fees, expenses, or taxes) ....   28.68%       -0.57%     11.07%


JAMESTOWN INTERNATIONAL EQUITY FUND
                                                                     SINCE
                                                                   INCEPTION
                                            1 YEAR      5 YEARS (APRIL 16, 1996)
--------------------------------------------------------------------------------
Return Before Taxes ......................   29.78%     -3.49%      1.71%
Return After Taxes on Distributions ......   29.42%     -4.39%      1.00%
Return After Taxes on Distributions
 and Sale of Fund Shares .................   19.54%     -3.05%      1.33%

Morgan Stanley Europe, Australia and
 Far East ("EAFE") Index(2) (reflects no
 deduction for fees, expenses, or taxes) .   38.57%     -0.06%      2.63%


JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                1 YEAR      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes .........................    3.32%         4.60%     4.72%
Return After Taxes on Distributions .........    3.31%         4.59%     4.72%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................    3.38%         4.50%     4.65%

Lehman Municipal Bond Index(3) (reflects no
 deduction for fees, expenses, or taxes) ....    6.03%         5.83%     5.31%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of performance of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                                 INTERNATIONAL  TAX EXEMPT
                                         BALANCED       EQUITY       EQUITY      VIRGINIA
                                           FUND          FUND         FUND         FUND
----------------------------------------------------------------------------------------
Sales Charge Imposed on Purchases .......  None          None          None        None
Contingent Deferred Sales Charge ........  None          None          None        None
Sales Charge Imposed on
 Reinvested Dividends ...................  None          None          None        None
Redemption Fee (as a percentage of
 the amount redeemed) ...................  None          None            2%*       None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                 INTERNATIONAL  TAX EXEMPT
                                         BALANCED       EQUITY       EQUITY      VIRGINIA
                                           FUND          FUND         FUND         FUND
----------------------------------------------------------------------------------------

Management Fees .........................  0.65%         0.65%         1.00%       0.40%
Administrator's Fees ....................  0.13%         0.14%         0.20%       0.14%
Other Expenses ..........................  0.13%         0.15%         0.57%       0.20%
                                          ------        ------        ------      ------
Total Annual Fund Operating Expenses ....  0.91%         0.94%         1.77%**     0.74%**
                                          ======        ======        ======      ======

** The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund to 1.44% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 INTERNATIONAL  TAX EXEMPT
                                         BALANCED       EQUITY       EQUITY      VIRGINIA
                                           FUND          FUND         FUND         FUND
----------------------------------------------------------------------------------------

1 Year ..................................  $ 93          $ 96          $180        $ 76
3 Years .................................   290           300           557         237
5 Years .................................   504           520           959         411
10 Years ................................ 1,120         1,155         2,084         918


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.


The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND
EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND
The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of the value of its investments in international markets by investing in forward currency exchange contracts in an effort to modify the effects of currency fluctuations.

The Sub-Advisor, Oechsle International Advisors, LLC, combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. The Sub-Advisor focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities occur and aims to transform them into substantial returns (although favorable results cannot be assured). The Sub-Advisor is guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.

Country, currency, sector and security allocations are refined in meetings of the investment team. Using significant overweighting/underweighting of markets identified as fundamentally attractive or unattractive, the investment team identifies opportunities representing marketable securities in which the firm has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

The Sub-Advisor believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

CERTAIN RISK CONSIDERATIONS
In purchasing equities, the Fund is subject to the risk that stock prices will fall over extended periods of time. The value of the Fund's equities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or development. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.

Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation or in the U.S., that affect foreign investment.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.

                            TAX EXEMPT VIRGINIA FUND
The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.


Although the Advisor intends to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs")--Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.


At least 90% of the Fund's assets will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's.

RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================
There are no sales commissions charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                               The Jamestown Funds
                               c/o Shareholder Services
                               P.O. Box 46707
                               Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                            US Bank, N.A.
                            ABA# 042000013
                            For The Jamestown Funds #0199456716
                            For [Name of Fund]
                            For [Shareholder name and account number
                                  or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (Jamestown International Equity Fund only). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.


The International Equity Fund does not impose the redemption fee on accounts of qualified tax-deferred retirement plans subject to ERISA.

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.


SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the International Equity Fund are priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.


When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================

The Funds are each a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds.


Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Advisor as a Portfolio Manager in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.


INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to wave its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.44% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.44% of its average daily net assets.


Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. The Sub-Advisor is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

The Sub-Advisor has more than 20 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor utilizes a team approach to the management of the Fund. All of the Sub-Advisor's portfolio managers and research analysts are members of the investment team that develops a broad investment strategy, establishes a framework for country allocations, and contributes to individual stock ideas. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris, CFA has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND--Beth Ann Gustafson, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Gustafson is a Vice President of the Advisor and has been with the firm since 1983.


Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.69% of its average daily net assets.


DIVIDENDS, DISTRIBUTIONS  AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL  HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the year ended March 31, 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for years ended prior to March 31, 2004 was audited by Tait, Weller & Baker, other independent public accountants.


                                                THE JAMESTOWN BALANCED FUND

                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                        YEARS ENDED MARCH 31,
                                               --------------------------------------------------------------------
                                                2004           2003          2002(a)         2001           2000
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $  13.76       $  15.66       $  16.78       $  19.83       $  18.12
                                             --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income .................        0.27           0.31           0.32           0.35           0.35
  Net realized and unrealized gains
    (losses) on investments .............        2.48          (1.88)         (0.86)         (2.82)          2.49
                                             --------       --------       --------       --------       --------
Total from investment operations ........        2.75          (1.57)         (0.54)         (2.47)          2.84
                                             --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment
    income ..............................       (0.29)         (0.33)         (0.35)         (0.35)         (0.35)
  Distributions from net realized gains .       (0.82)          --            (0.23)         (0.23)         (0.78)
                                             --------       --------       --------       --------       --------
Total distributions .....................       (1.11)         (0.33)         (0.58)         (0.58)         (1.13)
                                             --------       --------       --------       --------       --------

Net asset value at end of year ..........    $  15.40       $  13.76       $  15.66       $  16.78       $  19.83
                                             ========       ========       ========       ========       ========


Total return(b) .........................       20.29%        (10.06%)        (3.22%)       (12.65%)        15.90%
                                             ========       ========       ========       ========       ========


Net assets at end of year (000's) .......    $ 68,838       $ 65,339       $ 96,824      $ 109,333      $ 128,201
                                             ========       ========       ========       ========       ========


Ratio of gross expenses to average
  net assets ............................        0.91%          0.90%          0.86%          0.87%          0.88%

Ratio of net expenses to average
  net assets(c) .........................        0.88%          0.87%          0.83%          0.85%          0.86%

Ratio of net investment income to
  average net assets ....................        1.77%          2.12%          1.97%          1.84%          1.85%

Portfolio turnover rate .................          36%            38%            62%            64%            62%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                                                THE JAMESTOWN EQUITY FUND

                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                        YEARS ENDED MARCH 31,
                                               --------------------------------------------------------------------
                                                2004           2003          2002          2001            2000
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $  14.47       $  18.40       $  19.94       $  26.02       $  21.76
                                             --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income (loss) ..........        0.05           0.04           0.06          (0.00)          0.03
  Net realized and unrealized gains
    (losses) on investments .............        4.30          (3.93)         (1.54)         (5.51)          5.18
                                             --------       --------       --------       --------       --------
Total from investment operations ........        4.35          (3.89)         (1.48)         (5.51)          5.21
                                             --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment
    income ..............................       (0.05)         (0.04)         (0.06)          --            (0.03)
  Distributions from net realized gains .       (0.49)          --             --            (0.57)         (0.92)
                                             --------       --------       --------       --------       --------
Total distributions .....................       (0.54)         (0.04)         (0.06)         (0.57)         (0.95)
                                             --------       --------       --------       --------       --------

Net asset value at end of year ..........    $  18.28       $  14.47       $  18.40       $  19.94       $  26.02
                                             ========       ========       ========       ========       ========


Total return(a) .........................       30.10%        (21.15%)        (7.42%)       (21.49%)        24.04%
                                             ========       ========       ========       ========       ========


Net assets at end of year (000's) .......    $ 50,187       $ 38,619       $ 54,807       $ 60,914       $ 77,809
                                             ========       ========       ========       ========       ========


Ratio of gross expenses to average
  net assets ............................        0.94%          0.96%          0.90%          0.90%          0.91%

Ratio of net expenses to average
  net assets(b) .........................        0.88%          0.89%          0.86%          0.88%          0.88%

Ratio of net investment income
  (loss) to average net assets ..........        0.27%          0.25%          0.31%         (0.01%)         0.14%

Portfolio turnover rate .................          52%            60%            89%            83%            67%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                                                THE JAMESTOWN INTERNATIONAL EQUITY FUND

                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                        YEARS ENDED MARCH 31,
                                               --------------------------------------------------------------------
                                                2004           2003          2002          2001            2000
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....      $ 6.31      $    8.98       $  10.56       $  17.99       $  13.63
                                             --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income (loss) ..........        0.05           0.06           0.01          (0.03)         (0.00)
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies ..............        3.12          (2.69)         (1.47)         (5.48)          5.19
                                             --------       --------       --------       --------       --------
Total from investment operations ........        3.17          (2.63)         (1.46)         (5.51)          5.19
                                             --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment
    income ..............................       (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
  Return of capital .....................                       --            (0.08)          --             --
  Distributions from net realized gains .       (0.01)          --             --            (1.87)         (0.79)
                                             --------       --------       --------       --------       --------
Total distributions .....................       (0.06)         (0.05)         (0.13)         (1.92)         (0.83)
                                             --------       --------       --------       --------       --------

Proceeds from redemption
  fees collected ........................        0.00           0.01           0.01           --             --
                                             --------       --------       --------       --------       --------

Net asset value at end of year ..........    $   9.42      $    6.31       $   8.98       $  10.56       $  17.99
                                             ========       ========       ========       ========       ========

Total return(a) .........................       50.22%        (29.18%)       (13.66%)       (33.29%)        39.35%
                                             ========       ========       ========       ========       ========

Net assets at end of year (000's) .......    $ 21,158      $ 21,308        $ 44,022       $ 59,664       $ 85,849
                                             ========       ========       ========       ========       ========

Ratio of net expenses to
  average net assets(b) .................        1.38%          1.38%          1.38%          1.41%          1.56%

Ratio of net investment income
  (loss) to average net assets ..........        0.57%          0.60%          0.12%         (0.24%)        (0.01%)

Portfolio turnover rate .................          78%            56%            80%            48%            52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 1.77%, 1.70% and 1.51% for the years ended March 31, 2004, 2003 and 2002, respectively.

                                                 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                        YEARS ENDED MARCH 31,
                                               --------------------------------------------------------------------
                                                2004           2003          2002(a)         2001            2000
-------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ....    $  10.56       $  10.12       $  10.22       $   9.79       $  10.22
                                             --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income .................        0.37           0.38           0.41           0.43           0.42
  Net realized and unrealized gains
    (losses) on investments .............        0.00(b)        0.44          (0.10)          0.43          (0.42)
                                             --------       --------       --------       --------       --------
Total from investment operations ........        0.37           0.82           0.31           0.86           0.00
                                             --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment
    income ..............................       (0.36)         (0.38)         (0.41)         (0.43)         (0.42)
  Distributions from net realized gains .        --             --             --             --            (0.01)
                                             --------       --------       --------       --------       --------
Total distributions .....................       (0.36)         (0.38)         (0.41)         (0.43)         (0.43)
                                             --------       --------       --------       --------       --------

Net asset value at end of year ..........    $  10.57       $  10.56       $  10.12       $  10.22       $   9.79
                                             ========       ========       ========       ========       ========

Total return(c) .........................        3.61%          8.24%          3.04%          8.97%          0.04%
                                             ========       ========       ========       ========       ========

Net assets at end of year (000's) .......    $ 33,602       $ 36,424       $ 33,896       $ 30,182       $ 29,138
                                             ========       ========       ========       ========       ========

Ratio of net expenses to average
  net assets(d) .........................        0.69%          0.69%          0.68%          0.68%          0.69%

Ratio of net investment income to
  average net assets ....................        3.46%          3.68%          4.02%          4.31%          4.27%

Portfolio turnover rate .................          43%            28%            27%            47%            47%


(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.
(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 0.74% and 0.70% for the years ended March 31, 2004 and 2003, respectively.

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.



The Funds are series of Williamsburg Investment Trust (File No. 811-05685)


================================================================================

                                                 THE JAMESTOWN FUNDS
                                                                                                   Send completed application to:
                                                                                                              THE JAMESTOWN FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     ______________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street Address_______________________________________________________________ Employer Name/Address _____________________________

City ____________________________________________State________Zip _________  Occupation _________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident Alien ________________________
                                                                                                         (Country of Residence)
Are you an associated person of an NASD member?  /  / Yes    /  / No
---------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Company _________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds wired to US Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN INTERNATIONAL EQUITY FUND   $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX EXEMPT VIRGINA FUND     $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.____________________

Name of Registered Owner_________________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with  full  power to sell, assign or  transfer securities of
THE JAMESTOWN  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of any person(s)  purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent.  The Funds and their  Agent shall not be liable for any  claims,  expenses or losses  resulting  from  having  acted  upon any instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the 15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both the 15th and last business day

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any instructions  given pursuant to  this  Application  and  for  himself  and  his  successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons  to  prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds  under  the federal
income tax law. I recognize  that  the Internal  Revenue Service  does  not  require  my  consent  to  any   provision  of  this
document other   than   the  certifications  required  to  avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================

                [GRAPHIC OMITTED]     THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                       ---------------------------------


                                 FBP Value Fund
                                FBP Balanced Fund






                                   Prospectus

                                 August 1, 2004




                              No-Load Mutual Funds



These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary ....................................................   3
Synopsis of Costs and Expenses .........................................   7
Additional Investment Information ......................................   8
How to Purchase Shares .................................................  13
How to Redeem Shares ...................................................  15
How Net Asset Value is Determined ......................................  16
Management of the Funds ................................................  17
Dividends, Distributions and Taxes .....................................  18
Financial Highlights ...................................................  19
Customer Privacy Policy ................................................  22

                   ------------------------------------------
                   |           INVESTMENT ADVISOR           |
                   |      Flippin, Bruce & Porter, Inc.     |
                   |          Lynchburg, Virginia           |
                   ------------------------------------------


OFFICERS


John T. Bruce, President
 and Portfolio Manager
John M. Flippin, Vice President

R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


================================================================================

RISK/RETURN SUMMARY
================================================================================

The FBP Value Fund (formerly the FBP Contrarian Equity Fund) and the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund) are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep if for future reference.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The investment objective of the FBP Value Fund (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP Balanced Fund (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND
The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will primarily be invested in the securities of the largest 1000 companies having operating histories of 10 years or longer.


The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP  BALANCED  FUND
The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the

Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                       % of Net Assets
                       ---------------
                       Equity Securities            40-70%
                       Fixed Income Securities      25-50%
                       Money Market Instruments      0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Funds' portfolios might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.


The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions.


The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

PERFORMANCE  SUMMARY
The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


[GRAPHIC OMITTED]
                                 FBP VALUE FUND

 1994    1995    1996    1997    1998    1999    2000     2001    2002     2003
 ----    ----    ----    ----    ----    ----    ----     ----    ----     ----
 4.62%  30.41%  22.76%  25.42%  17.92%   3.72%  -1.92%   11.38%  -21.71%  31.92%



During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -16.85%   during  the  quarter  ended   September  30,  2002.


The year-to-date return through June 30, 2004 is 5.54%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

[GRAPHIC OMITTED]
                               FBP BALANCED FUND

 1994    1995    1996    1997    1998    1999    2000     2001    2002     2003
 ----    ----    ----    ----    ----    ----    ----     ----    ----     ----
 1.86%  25.68%  16.56%  20.63%  15.14%   5.31%   1.05%    9.92%  -13.72%  24.91%


During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -10.78%   during  the  quarter  ended   September  30,  2002.


The year-to-date return through June 30, 2004 is 4.02%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FBP VALUE FUND
                                            ONE YEAR    FIVE YEARS    TEN YEARS
                                            --------    ----------    ---------
Return Before Taxes .....................    31.92%        3.20%        11.23%
Return After Taxes on Distributions .....    31.72%        2.70%        10.41%
Return After Taxes on Distributions
 and Sale of Fund Shares ................    20.95%        2.48%         9.51%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)  28.68%       -0.57%        11.07%

FBP BALANCED FUND

                                            ONE YEAR    FIVE YEARS    TEN YEARS
                                            --------    ----------    ---------
Return Before Taxes .....................    24.91%        4.74%        10.08%
Return After Taxes on Distributions .....    24.43%        3.18%         8.27%
Return After Taxes on Distributions
 and Sale of Fund Shares ................    16.47%        3.30%         7.87%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)  28.68%       -0.57%        11.07%

Lipper Balanced Fund Index(2)
 (reflects no deduction for taxes) ......    19.94%        2.95%         8.27%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                                    VALUE        BALANCED
                                                    FUND           FUND
                                                   ------         ------
Management Fees ................................    0.70%          0.70%
Administrator's Fees ...........................    0.14%          0.13%
Other Expenses .................................    0.18%          0.15%
                                                   ------         ------
Total Annual Fund Operating Expenses ...........    1.02%          0.98%
                                                   ======         ======


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               VALUE         BALANCED
                                                FUND           FUND
                                               ------         ------
                   l Year ................    $  104          $ 100
                   3 Years ...............       325            312
                   5 Years ...............       563            542
                   10 Years ..............     1,248          1,201

ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVES
The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.


The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Advisor's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or

     o    the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Value Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Value Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.


The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Advisor;

     o analysis of fundamentals of business including financial flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

     o    Wall Street sentiment and largest institutional holders; and

     o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategy, the Advisor invests the total portfolio of the Value Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered significantly undervalued by the Advisor. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may be extended longer.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those debt obligations acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle, often experiencing a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.


The Advisor expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the

U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.

OPTIONS. When the Advisor believes that individual portfolio securities held by the Funds are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS
To the extent that the Value Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         The Flippin, Bruce & Porter Funds
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         US Bank, N.A.
         ABA# 042000013
         For FBP Funds #0199456740
         For either   FBP Value Fund or
                      FBP Balanced Fund
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

                  The Flippin, Bruce & Porter Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


SIGNATURE GUARANTEES.
To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUNDS
================================================================================

The Funds are diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.


Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Advisor") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
================================================================================
Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL  HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the year ended March 31, 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for years ended prior to March 31, 2004 was audited by Tait, Weller & Baker, other independent public accountants.

                                                                    FBP VALUE FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                               ----------------------------------------------------------------------
                                                   2004           2003          2002            2001          2000
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....      $   17.12      $   23.59      $   21.78      $   20.82      $   22.57
                                               ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................           0.22           0.20           0.18           0.25           0.18
 Net realized and unrealized gains (losses)
   on investments .......................           7.74          (6.47)          1.81           1.22          (1.38)
                                               ---------      ---------      ---------      ---------      ---------
Total from investment operations ........           7.96          (6.27)          1.99           1.47          (1.20)
                                               ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...          (0.22)         (0.20)         (0.18)         (0.25)         (0.18)
 Distributions from net realized gains ..            --             --             --           (0.26)         (0.37)
                                               ---------      ---------      ---------      ---------      ---------
Total distributions .....................          (0.22)         (0.20)         (0.18)         (0.51)         (0.55)
                                               ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ..........      $   24.86      $   17.12      $   23.59      $   21.78      $   20.82
                                               =========      =========      =========      =========      =========


Total return(a) .........................          46.60%        (26.61%)         9.19%          7.17%         (5.40%)
                                               =========      =========      =========      =========      =========


Net assets at end of year (000's) .......      $  50,400     $   48,552     $   62,657     $   54,950     $   55,791
                                               =========      =========      =========      =========      =========


Ratio of expenses to average net assets .           1.02%          1.00%          0.97%          0.98%          1.04%

Ratio of net investment income to
 average net assets .....................           0.94%          1.06%          0.80%          1.18%          0.83%

Portfolio turnover rate .................             19%            12%            15%            26%            20%



(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.

                                                                    FBP BALANCED FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================================
                                                                         YEARS ENDED MARCH 31,
                                               ----------------------------------------------------------------------
                                                   2004           2003          2002            2001          2000
---------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ....      $   14.46      $   17.68      $   17.26      $   17.70      $   19.36
                                               ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................           0.29           0.36           0.39           0.44           0.40
 Net realized and unrealized gains (losses)
   on investments .......................           4.49          (3.21)          0.92           0.81          (0.74)
                                               ---------      ---------      ---------      ---------      ---------
Total from investment operations ........           4.78          (2.85)          1.31           1.25          (0.34)
                                               ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...          (0.31)         (0.37)         (0.39)         (0.44)         (0.40)
 Distributions from net realized gains ..          (0.53)       --               (0.50)         (1.25)         (0.92)
                                               ---------      ---------      ---------      ---------      ---------
Total distributions .....................          (0.84)         (0.37)         (0.89)         (1.69)         (1.32)
                                               ---------      ---------      ---------      ---------      ---------

Net asset value at end of year ..........      $   18.40      $   14.46      $   17.68      $   17.26      $   17.70
                                               =========      =========      =========      =========      =========


Total return(a) .........................          33.19%        (16.16%)         7.73%          7.34%         (1.87%)
                                               =========      =========      =========      =========      =========


Net assets at end of year (000's) .......      $  58,290     $   44,333     $   52,809       $ 50,096     $   59,673
                                               =========      =========      =========      =========      =========


Ratio of expenses to average net assets .           0.98%          1.00%          0.98%          0.99%          1.02%

Ratio of net investment income to
 average net assets .....................           1.68%          2.31%          2.20%(b)       2.43%          2.11%

Portfolio turnover rate .................             21%            21%            20%            13%            31%

(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.


(b) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

                      THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                [GRAPHIC OMITTED]     THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                       ---------------------------------

                             INVESTMENT ADVISOR
                             Flippin, Bruce & Porter, Inc.
                             800 Main Street, Second Floor
                             P.O. Box 6138
                             Lynchburg,  Virginia 24505
                             TOLL-FREE 1-800-327-9375

                             ADMINISTRATOR
                             Ultimus Fund Solutions, LLC
                             P.O. Box 46707
                             Cincinnati, Ohio 45246-0707
                             TOLL-FREE 1-866-738-1127

                             CUSTODIAN
                             US Bank, N.A
                             425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT AUDITORS

                             Ernst & Young LLP
                             312 Walnut Street, Suite 1900
                             Cincinnati, Ohio 45202


                             LEGAL COUNSEL
                             Sullivan & Worcester LLP
                             One Post Office Square
                             Boston, Massachusetts 02109

                             OFFICERS

                             John T. Bruce, President
                              and Portfolio Manager
                             John M. Flippin, Vice President

                             R. Gregory Porter, III, Vice President

                             TRUSTEES
                             Austin Brockenbrough, III
                             John T. Bruce
                             Charles M. Caravati, Jr
                             J. Finley Lee, Jr
                             Richard Mitchell
                             Richard L. Morrill
                             Harris V. Morrissette
                             Erwin H. Will, Jr
                             Samuel B. Witt, III

================================================================================

--------------------------------------------------------------------------------

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The Funds are series of Williamsburg Investment Trust (File No. 811-05685)


--------------------------------------------------------------------------------

                                                 THE FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                   Send completed application to:
                                                                                                    FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ____________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

-------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street or P.O. Box _______________________________________________  Employer Name/Address _____________________________________

City _______________________________  State___________Zip ________  Occupation ________________________________________________

Telephone ________________________________________U.S. Citizen ____ Resident Alien ____Non Resident ___________________________
                                                                                                      (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No

-------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Company _______________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

-------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for  $ _____________________ (Please indicate Fund below)

                   / / FBP Value Fund        / / FBP Balanced Fund

/ / Funds were wired to US Bank on _____________________ in the amount of $ ________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR
WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE FBP FUNDS #19945-6740

               FOR FBP VALUE FUND OR FBP BALANCED FUND

               FOR  (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
================================================================================


-------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE FLIPPIN, BRUCE & PORTER  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent. The Funds and their
Agent shall not be liable for any  claims,  expenses  or  losses  resulting  from  having  acted  upon any  instruction reasonably believed to be genuine.
-------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT

Please purchase shares of THE  FLIPPIN,  BRUCE &  PORTER  FUNDS  by  withdrawing  from  the  commercial bank account below, per the instructions below:


Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:


$________________________ FBP VALUE FUND                              / / the last business day of each month

$________________________ FBP BALANCED FUND                           / / the 15th day of each month

                                                                      / / both the 15th and last business day


_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

-------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for myself  and my  successors and  assigns does hereby  release Ultimus
Fund Solutions, LLC, Williamsburg  Investment  Trust, Flippin,  Bruce &  Porter, Inc.,and their respective officers, employees, agents and affiliates from any  and all  liability in  the  performance  of  the acts  instructed  herein  provided  that  such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the federal income tax law.  I recognize  that the Internal Revenue Service does not require  my consent  to  any  provision of this document other  than  the certifications required to avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================

                                      THE
                               GOVERNMENT STREET
                                     FUNDS


                              NO-LOAD MUTUAL FUNDS



                                   PROSPECTUS


                                 AUGUST 1, 2004



================================================================================



                         T. LEAVELL & ASSOCIATES, INC.

                        -------------------------------
                               INVESTMENT ADVISER
                        -------------------------------

                                  FOUNDED 1979



--------------------------------------------------------------------------------

                       THE GOVERNMENT STREET MID-CAP FUND



THESE SECURITIES HAVE NOT BEEN APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RISK/RETURN SUMMARY
================================================================================
The Government Street Mid-Cap Fund is a NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The investment objective of The Government Street Mid-Cap Fund is to seek capital appreciation. The Fund will seek to attain its objective by investing in common stocks of mid-cap companies.

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
The Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index. Currently, such companies range in capitalization from approximately $356 million to $14 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.


The Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list is the stocks included on the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into ten economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. Though there is approximately equal representation of "growth" and "value" stocks, the capitalization distribution within the portfolio is based on the economic sector weightings of the S&P Mid-Cap 400 Index. The Fund generally will hold from 75 to 150 securities.

The performance of the Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While mid-cap companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations.

PERFORMANCE SUMMARY

The Fund commenced operations on November 17, 2003 and therefore does not have a performance history for a full calendar year.


SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment):      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees ............................................     0.75%

Administrator's Fees .......................................     0.24%
Other Expenses .............................................     0.40%(1)
                                                                ------
Total Annual Fund Operating Expenses .......................     1.39%(2)
                                                                ======


(1)  Other Expenses are based on estimated amounts for the current fiscal year.


(2) The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of the Fund to 1.10% of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year         3 Years
                           -------         -------
                            $ 142           $ 440

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $5,000, or $1,000 for tax-deferred retirement accounts. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction. Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-866-738-1125 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

              US Bank, N.A.
              ABA# 042000013
              For The Government Street Funds #0199456682
              For The Government Street Mid-Cap Fund
              For [Shareholder name and account number or tax
                   identification number]

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-866-738-1125 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-866-738-1125 or write to the address shown below. Your request should be addressed to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Fund.


SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of the Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================
INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

In addition to acting as investment adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.


Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.

PORTFOLIO MANAGERS. Thomas W. Leavell and Timothy S. Healey are responsible for the managing the portfolio of the Fund.


Mr. Leavell has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.


Mr. Healey is an Executive Vice President of the Adviser and has been a portfolio manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.


BOARD OF TRUSTEES. The Funds are each a series of Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the Fund. A majority of the Trustees are independent and not affiliated with the Adviser.

Richard Mitchell, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). Education: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.

Austin Brockenbrough, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. Education: B.S., University of Richmond, 1962.

John T. Bruce, C.F.A., Principal, Flippin, Bruce & Porter, Inc. Education: B.S., Finance, Virginia Polytechnic Institute and State University, 1976.

Charles M. Caravati, Jr., M.D., Physician (retired). Education: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.

J. Finley Lee, Jr., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. Education: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

Richard L. Morrill,  Chancellor and Distinguished University Professor of Ethics
and  Democratic  Values,   University  of  Richmond.   Education:   A.B.,  Brown
University, 1961; B.D., Yale University, 1964; Ph.D., Duke University, 1967.

Harris V. Morrissette, President, Marshall Biscuit Company. Education: B.S., University of Alabama, 1982.

Erwin H. Will, Jr., C.F.A., Chief Investment Officer, Virginia Retirement System (retired). Education: B.S., University of Virginia, 1956.

Samuel B. Witt, III, Senior Vice President and General Counsel, Stateside Associates Inc. Education: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends from net investment income and distributions of net realized capital gains annually, payable on a date selected by management. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The Fund may write covered call options. Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

Money market instruments may be purchased by the Fund for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.


FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2004(a)
--------------------------------------------------------------------------------

Net asset value at beginning of period ..........................  $   10.00
                                                                   ---------

Income from investment operations:
   Net investment income ........................................       0.01
   Net realized and unrealized gains on investments .............       0.68
                                                                   ---------
Total from investment operations ................................       0.69
                                                                   ---------

Less distributions:
   Dividends from net investment income .........................      (0.01)
   Distributions from net realized gains ........................      (0.35)
                                                                   ---------
Total distributions .............................................      (0.36)
                                                                   ---------

Net asset value at end of period ................................  $   10.33
                                                                   =========

Total return (not annualized)(b) ................................       6.83%
                                                                   =========

Net assets at end of period (000's) .............................  $  19,227
                                                                   =========

Ratio of net expenses to average net assets(c) ..................       1.09%(d)

Ratio of net investment income to average net assets ............       0.11%(d)

Portfolio turnover rate .........................................        177%(d)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.
(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 2004.
(d)  Annualized.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.
================================================================================

                          THE GOVERNMENT STREET FUNDS
                         ------------------------------
                              No Load Mutual Funds

                         INVESTMENT ADVISER
                         T. Leavell & Associates, Inc.
                         150 Government Street
                         Post Office Box 1307
                         Mobile, Alabama 36633
                         www.tleavell.com

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati,  Ohio 45246-0707
                         (Toll-Free) 1-866-738-1125

                         CUSTODIAN
                         US Bank, N.A.
                         425 Walnut Street
                         Cincinnati, Ohio 45202


                         INDEPENDENT AUDITORS
                         Ernst & Young LLP
                         312 Walnut Street, Suite 1900
                         Cincinnati, Ohio 45202


                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109

                         BOARD OF TRUSTEES
                         Richard Mitchell
                         Austin Brockenbrough III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         J. Finley Lee, Jr.
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt III

================================================================================

                                TABLE OF CONTENTS
=============================================================================
Risk/Return Summary ....................................................   2
Synopsis of Costs and Expenses .........................................   4
How to Purchase Shares .................................................   5
How to Redeem Shares ...................................................   7
How Net Asset Value is Determined ......................................   9
Management of the Fund .................................................  10
Dividends, Distributions and Taxes .....................................  11
Additional Investment Information ......................................  12

Financial Highlights ...................................................  13

Customer Privacy Policy ................................................  14

                           FOR ADDITIONAL INFORMATION
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments will be made available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

                                 1-866-738-1125

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)   (Middle Initial)   (Last Name)  (Birthdate of Custodian) (SS# of Custodian)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                      (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No
---------------------------------------------------------------------------------------------------------------------------------
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET MID-CAP FUND for $ ____________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ ____________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUND (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE GOVERNMENT STREET MID-CAP FUND
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Fund or its agent. The Fund and its
Agent shall not be liable for any claims, expenses or losses resulting from  having  acted  upon any  instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of ____________________
Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of  THE GOVERNMENT STREET MID-CAP FUND  by  withdrawing  from  the  commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

                                                             / / the last business day of each month

                                                             / / the 15th day of each month

                                                             / / both the 15th and last business day


_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify that I have full right and power,  and legal  capacity to  purchase shares of the Fund and affirm  that I have received  a  current  prospectus  and  understand  the investment  objectives  and  policies  stated  therein.  I/We  hereby
ratify  any   instructions  given  pursuant  to   this  Application  and  for  myself  and  my  successors  and  assigns  do hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) I am a U.S. person  (including a  U.S. resident alien), (2) the  Social Security Number or
Tax Identification  Number  shown  is correct and (3) I am not subject to backup  withholding.  The certifications  in  this paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  I recognize  that  the  Internal  Revenue  Service  does  not require  my  consent  to any  provision of this  document other than the certifications required to avoid backup withholding.
(Check here if you are subject to backup withholding)  /  /.


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE


                                                                      PROSPECTUS

                                                                  August 1, 2004



                           THE DAVENPORT EQUITY FUND
================================================================================

                             A NO-LOAD MUTUAL FUND


The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                             Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................   2
Synopsis of Costs and Expenses ............................................   4
Additional Investment Information .........................................   4
How to Purchase Shares ....................................................   6
How to Redeem Shares ......................................................   7
How Net Asset Value is Determined .........................................   9
Management of the Fund ....................................................   9
Dividends, Distributions and Taxes ........................................  11
Financial Highlights ......................................................  12
Fund Shares Application ...................................................  13
Customer Privacy Policy ...................................................  15

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios
     o    rate of earnings growth
     o    depth of management
     o    a company's past financial stability
     o    a company's present and projected position within its industry
     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]


                 1999       2000       2001       2002       2003
                 ----       ----       ----       ----       ----
                15.64%     -0.71%    -11.49%    -16.28%     25.21%


During the period shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a
quarter  was  -14.89%   during  the  quarter  ended   September  30,  2002.

The year-to-date return through June 30, 2004 is 3.31%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        Average Annual Total Returns For Periods Ended December 31, 2003
        ----------------------------------------------------------------

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                            Since
                                                 One           Five       Inception
                                                 Year          Years   (Jan.  15, 1998)
                                                ------        ------   ----------------
The  Davenport Equity  Fund
  Return Before Taxes .......................   25.21%         1.27%         3.49%
  Return  After Taxes on Distributions ......   25.14%         1.12%         3.33%
  Return After Taxes on Distribution and
    Sale of Fund Shares .....................   16.46%         0.99%         2.90%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes) ...   28.68%        -0.57%         4.14%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment):      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees ............................................     0.75%

Administrator's Fees .......................................     0.16%
Other Expenses .............................................     0.09%
                                                                ------
Total Annual Fund Operating Expenses .......................     1.00%
                                                                ======




EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year       3 Years       5 Years       10 Years
              ------       -------       -------       --------
               $102          $318          $552         $1,225


ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     o    The price-earnings ratio
     o    The rate of earnings growth
     o    The depth of management
     o    The company's past financial stability
     o    The company's present and projected position within its industry
     o    The dividend record

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 7 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $10,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

         The Davenport Equity Fund
         c/o Davenport & Company LLC
         One James Center
         901 East Cary Street
         Richmond, Virginia 23219
         Attention: Cheryl Hatcher

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         US Bank, N.A.
         ABA# 042000013
         For The Davenport Equity Fund #0199456765
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below. Your request should be addressed to:
                  The Davenport Equity Fund
                  c/o Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219
                  Attention: Cheryl Hatcher

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUND
================================================================================

The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:

JOHN P. ACKERLY IV, CFA, 40, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a Senior Vice President and a Director of the Advisor.

N. DOUGLAS ADAMS, 53, is a graduate of Washington & Lee University. Prior to joining the Advisor in 1997, he was the Director of Research for a Richmond, Virginia brokerage firm. Mr. Adams is a First Vice President with the Advisor.

JOSEPH L. ANTRIM III, CFA, 59, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division.

MICHAEL S. BEALL, CFA, CPA, 50, graduated from the University of Virginia. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, a member of the Executive Committee and a Director of the Advisor.

E. TRIGG BROWN, JR., 51, is a graduate of the University of Virginia and joined the Advisor in 1982. He is a Senior Vice President and a Director of the Advisor.

WILLIAM M. NOFTSINGER, JR., 53, is a graduate of Campbell University and received his MBA from the University of Richmond. He joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor.

DAVID WEST, CFA, 49, is a graduate of the University of North Carolina and received his MBA from The College of William & Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. After working for six years at Wheat First Union, Mr. West joined the Advisor in 1990. Mr. West is a Senior Vice President and a Director of the Advisor.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended March 31, 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for years ended prior to March 31, 2004 was audited by Tait, Weller & Baker, other independent public accountants.

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  YEAR           YEAR           YEAR           YEAR          YEAR
                                                  ENDED          ENDED          ENDED          ENDED         ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,
                                                   2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....       $   9.23      $   11.71      $   11.42      $   13.75      $   12.01
                                                --------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
  Net investment income .................           0.04           0.06           0.04           0.05           0.04
  Net realized and unrealized gains
    (losses) on investments .............           3.07          (2.48)          0.29          (2.34)          1.75
                                                --------      ---------      ---------      ---------      ---------
Total from investment operations ........           3.11          (2.42)          0.33          (2.29)          1.79
                                                --------      ---------      ---------      ---------      ---------

Less distributions:
  Dividends from net investment income ..          (0.04)         (0.06)         (0.04)         (0.04)         (0.05)
                                                --------      ---------      ---------      ---------      ---------

Net asset value at end of year ..........       $  12.30      $    9.23      $   11.71      $   11.42      $   13.75
                                                ========      =========      =========      =========      =========



Total return(a) .........................          33.72%        (20.66%)         2.89%        (16.65%)        14.93%
                                                ========      =========      =========      =========      =========

Net assets at end of year (000's) .......      $ 121,769      $  76,473      $  82,515      $  70,160      $  77,626
                                                ========      =========      =========      =========      =========


Ratio of net expenses to average net assets         1.00%          1.04%          1.02%          1.00%          1.01%

Ratio of net investment income to
  average net assets ....................           0.35%          0.62%          0.35%          0.36%          0.35%

Portfolio turnover rate .................             25%            18%            13%            25%            17%

(a)  Total  returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on  Fund distributions or the redemption of
     Fund shares.


REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                       (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
                                                                                                   Send completed application to:
                                                                                                        THE DAVENPORT EQUITY FUND
                                                                                                      c/o Davenport & Company LLC
                                                                                                                 One James Center
                                                                                                             901 East Cary Street
                                                                                                              Richmond, VA  23219
                                                                                                      Attention:  Cheryl Hatcher
FUND SHARES APPLICATION
--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------
(Please type or print clearly)
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
/ / For Corporations,      (First Name)                    (Middle Name)                   (Last Name)
Partnerships, Trusts,
Retirement Plans and       ____________________________________________________________________________________________________
Third Party IRAs                             (Birthdate of Minor)                     (SS # of Minor)

                           _____________________________________________________________________________________________________
                           Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

================================================================================================================================
ADDRESS

Street Address__________________________________________________________  Employer Name/Address _______________________________

City _______________________________________State___________  Zip ________  Occupation ________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                       (Country of Residence)
Are you an associated person of an NASD member?   /  / Yes     /  / No

================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $10,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE DAVENPORT EQUITY FUND #19945-6765
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)


                                                                                                                              13



DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
    / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will  require  an  Amendment  to this
Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

================================================================================================================================
                                                      SPECIAL INSTRUCTIONS
                                                      --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for  myself  and  my  successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and  their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the  acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the  federal  income tax  law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision of
this document  other   than   the   certifications   required  to  avoid  backup  withholding.  (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

THE DAVENPORT EQUITY FUND
Investment Advisor
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

INDEPENDENT AUDITORS

Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President

J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217.

Only one copy of a Prospectus or annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo @sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                              File No. 811-05685
================================================================================



                                  -----------
                                   DAVENPORT
                                  -----------

                                  EQUITY FUND




                                   PROSPECTUS


                                 August 1, 2004




                                ----------------
                                ----------------


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2004


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ....................... 2
MUNICIPAL OBLIGATIONS .................................................... 7
DESCRIPTION OF BOND RATINGS ..............................................14
INVESTMENT LIMITATIONS ...................................................16
TRUSTEES AND OFFICERS ....................................................19

INVESTMENT ADVISER .......................................................23
ADMINISTRATOR ............................................................25
DISTRIBUTOR ..............................................................26

OTHER SERVICE PROVIDERS ..................................................26

PORTFOLIO SECURITIES AND BROKERAGE .......................................27
SPECIAL SHAREHOLDER SERVICES .............................................28
PURCHASE OF SHARES .......................................................30
REDEMPTION OF SHARES .....................................................30
NET ASSET VALUE DETERMINATION ............................................31

FUND EXPENSES ............................................................31

ADDITIONAL TAX INFORMATION ...............................................31

GENERAL INFORMATION ABOUT THE TRUST ......................................33

CALCULATION OF PERFORMANCE DATA ..........................................35
FINANCIAL STATEMENTS AND REPORTS .........................................38
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ........................39

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown  Balanced Fund (the "Balanced  Fund"),  The Jamestown  Equity Fund
(the "Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Fixed Income Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.
With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.


FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. While the Commonwealth has had a long history of sound financial operations, trends since fiscal year 2001 have been negative. Based on audited financial statements of the Commonwealth for the fiscal year ended June 30, 2003, the General Fund balance (on a budgetary basis) amounted to $554.8 million of which $313.2 million was reserved. This General Fund balance represents a decrease of $78.2 million in fiscal year 2003, a decrease of 12% over fiscal year ending June 30, 2002.

Over the past two years, the Commonwealth has had to address approximately $6 billion in revenue shortfalls. The regular session of the 2004 General Assembly adjourned without adoption of a budget for the biennium beginning July 1, 2004. In early May 2004, a reconvened session of the 2004 General Assembly adopted a budget for the 2004-2006 biennium.

The Commonwealth's total debt rose during the fiscal year to $17.8 billion, an increase of $424.5 million or 2.4 percent. During fiscal year 2003, the Commonwealth issued $3.4 billion of new debt. The majority of new debt issues were due to refunding old debt.

As of May 1, 2004, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. Moody's placed the Commonwealth on "credit watch" for a possible downgrade in September 2003. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

The rights of the holders of the Virginia Municipal Obligations and the enforceability of the Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                       Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)     Principal Occupation(s) During             Complex
Name, Address and Age                       Time Served        Held with      Past 5 Years and                         Overseen by
                                                                 Trust        Directorships of Public Companies          Trustee
----------------------------------------------------------------------------------------------------------------------------------

*Austin Brockenbrough III (age 67)             Since            Trustee;      President and Managing Director of           11
1802 Bayberry Court, Suite 400             September 1988    Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                         of The       Richmond, Virginia; Director of
                                                             Jamestown Funds  Tredegar Corporation (plastics
                                                                              manufacturer) and Wilkinson O'Grady &
                                                                              Co. Inc. (global asset manager);
                                                                              Trustee of University of Richmond

*John T. Bruce (age 50)                        Since            Trustee;      Principal of Flippin, Bruce & Porter,        11
800 Main Street                            September 1988     President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    FBP Value Fund
                                                            and FBP Balanced
                                                                  Fund

*Charles M. Caravati, Jr. (age 67)             Since            Chairman      Retired physician; retired President         11
931 Broad Street Road                        June 1991        and Trustee     of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                                 Virginia, P.C.

*Richard Mitchell (age 55)                     Since            Trustee;      Principal of T. Leavell & Associates,        11
150 Government Street                        June 1991        President of    Inc.,
Mobile, Alabama 36602                                        The Government   Mobile, Alabama
                                                              Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 64)                    Since            Trustee       Julian Price Professor Emeritus,             11
200 Westminster Drive                      September 1988                     University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                    Since            Trustee       Chancellor of the University of              11
G19 Boatwright Library                       March 1993                       Richmond; Director of Tredegar
Richmond, Virginia 23173                                                      Corporation (plastics manufacturer)
                                                                              and Albemarle Corporation (polymers
                                                                              and chemicals manufacturer)

Harris V. Morrissette (age 33)                 Since            Trustee       President of Marshall Biscuit Co.            11
100 Jacintoport Boulevard                    March 1993                       Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                       Inc. (airplane fueling); Director of
                                                                              BancTrust Financial Group, Inc. (bank
                                                                              holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                    Since            Trustee       Retired Managing Director of Equities        11
47 Willway Avenue                            July 1997                        of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                      pension fund)

Samuel B. Witt III (age 68)                    Since            Trustee       Senior Vice President and General            11
2300 Clarendon Boulevard, Suite            November 1988                      Counsel of Stateside Associates, Inc.
407                                                                           (state government relations);
Arlington, Virginia 22201                                                     Director of The Swiss Helvetia Fund, Inc.
                                                                              (closed-end investment company)



                                                            20


EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                 Since            Vice President of       Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 59)               Since              President of          Executive Vice President of Davenport &
One James Center, 901 E. Cary Street    November 1997    The Davenport Equity Fund   Company LLC, Richmond, Virginia 23219
Richmond, Virginia

Charles M. Caravati III (age 38)            Since             President of The       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996     Jamestown Balanced Fund,    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 The Jamestown Equity Fund
                                                             and The Jamestown
                                                         International Equity Fund

Robert G. Dorsey (age 47)                   Since             Vice President         Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                               Fund Distributors, LLC (a registered broker-
                                                                                     dealer)

John M. Flippin (age 62)                    Since          Vice President of FBP     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988       Value Fund and FBP       Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Balanced Fund

Beth Ann Gustafson (age 45)                 Since              President of          Vice President of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1995      The Jamestown Tax Exempt    Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                         Virginia Fund

Timothy S. Healey (age 51)                  Since            Vice President of       Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305             January 1995       The Government Street     Mobile, Alabama
Birmingham, Alabama 35223                                  Mid-Cap Fund and The
                                                        Alabama Tax Free Bond Fund

Mary Shannon Hope (age 40)                  Since          Vice President of The     Vice  President  and  Portfolio  Manager  of
150 Government Street                   February 2004         Government Street      T. Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                              Bond Fund

J. Lee Keiger III (age 49)                  Since          Vice  President  of       Senior  Vice  President of Davenport & Company
One James Center,  901 E. Cary Street   November 1997     The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 61)                  Since            Vice President of       President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004      The Government Street     Mobile, Alabama
Mobile, Alabama 36602                                       Equity Fund and The
                                                             Government Street
                                                                Mid-Cap Fund

R. Gregory Porter III (age 63)              Since          Vice President of FBP     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988       Value Fund and FBP       Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Balanced Fund

Mark J. Seger (age 42)                      Since                Treasurer           Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)                    Since            Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2003    The Jamestown Tax Exempt    Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                       Virginia Fund

John F. Splain  (age 47)                    Since                Secretary           Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                                LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 52)                   Since          Vice President of The     Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993       Jamestown Balanced Fund    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                     and The Jamestown
                                                                Equity Fund

Lawrence B. Whitlock, Jr. (age 56)          Since          Vice President of The     Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002     Jamestown Balanced Fund    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    and The Jamestown
                                                                Equity Fund




                                                            21



* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.


                                                                                        Aggregate Dollar
                                                                              Range of Shares of All Registered
                                               Dollar Range of                       Investment Companies
                                          Shares of the Funds Owned              Overseen by Trustee in Family
Name of Trustee                                   by Trustee                        of Investment Companies
-----------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                 $50,001--$100,000                           Over $100,000
Charles M. Caravati, Jr.                        Over $100,000                             Over $100,000
Richard Mitchell                                     None                                 Over $100,000




                                       22

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                            $50,001--$100,000                           Over $100,000
Richard L. Morrill                            $50,001--$100,000                           Over $100,000
Harris V. Morrissette                          $10,001--$50,000                           Over $100,000
Erwin H. Will, Jr.                              Over $100,000                             Over $100,000

Samuel B. Witt III                               $1--$10,000                               $1--$10,000

As of July 15, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 4.7% of the outstanding shares of the Balanced Fund, 2.2% of the outstanding shares of the Equity Fund and 2.2% of the outstanding shares of the Tax Exempt Virginia Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                  Aggregate          Pension or        Estimated Annual     Total Compensation
                                Compensation         Retirement          Benefits Upon      From the Funds and
Trustee                        From the Funds     Benefits Accrued        Retirement           Fund Complex
---------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 4,105               None                 None               $ 14,000
J. Finley Lee, Jr.                  5,823               None                 None                 20,000
Richard L. Morrill                  5,823               None                 None                 20,000
Harris V. Morrissette               5,823               None                 None                 20,000
Erwin H. Will, Jr.                  5,823               None                 None                 20,000
Samuel B. Witt III                  6,682               None                 None                 23,000


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2005 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next

$250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Balanced Fund paid the Adviser advisory fees of $422,603, $509,382 and $674,186, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Equity Fund paid the Adviser advisory fees of $299,071, $287,371 and $372,260, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $123,208 (which was net of voluntary waivers of $17,601), $143,003 (which was net of voluntary waivers of $3,851) and $124,765 and, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser has arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Funds, may compensate these organizations for their sales-related services based on the amount of customer assets maintained in the Funds by such organizations. The payment of such compensation by the Adviser will not affect the expense ratios of the Funds.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2004, 2003 and 2002, the Balanced Fund paid fees to the Administrator of $83,866, $96,943 and $122,489, respectively; the Equity Fund paid fees to the Administrator of $63,862, $61,418 and $76,028, respectively; and the Tax Exempt Virginia Fund paid fees to the Administrator of $50,230, $52,138 and $45,287, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Balanced Fund's and the Tax Exempt Virginia Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Balanced Fund's and the Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Balanced Fund was $68,765, $87,405 and $174,028, respectively. During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Equity Fund was $73,046, $74,492 and $145,127, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

In order to reduce  the total  operating  expenses  of the Funds,  the  Balanced
Fund's and the Equity Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2004 were $24,000 for the Balanced Fund and $28,000 for the Equity Fund.

As of March 31, 2004, the Balanced Fund held common stock issued by the parent company of Citigroup Global Markets Inc. (the market value of which was $1,447,600) and held debt securities issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $214,612) and BB&T Investment Services, Inc. (the market value of which was $374,466); and the Equity Fund held common stock issued by the parent company of Citigroup Global Markets Inc. (the market value of which was $1,654,400). Citigroup Global Markets Inc. and BB&T Investment Services, Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in this Prospectus or are available by calling the Funds at 1-866-738-1126. Payments may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:


                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of any two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2004, the Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $79,673, all of which expire March 31, 2009. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the
extent  the  Funds  receive  qualified   dividend  income  will  be  taxable
to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.


SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 15, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 21.9% of the outstanding shares of the Balanced Fund, 22.9% of the outstanding shares of the Equity Fund and 50.9% of the outstanding shares of the Tax Exempt Virginia Fund; Suntrust Bank as trustee for S&K Brands Inc. Employee Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 8.1% of the outstanding shares of the Balanced Fund; and John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.9% of the outstanding shares of the Equity Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2004:

                           THE JAMESTOWN BALANCED FUND

                                              One Year   Five Years   Ten Years
                                              --------   ----------   ---------
Return Before Taxes .........................   20.29%      1.17%        8.69%
Return After Taxes on Distributions .........   18.68%      0.00%        6.83%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................   14.47%      0.49%        6.63%

                            THE JAMESTOWN EQUITY FUND

                                              One Year   Five Years   Ten Years
                                              --------   ----------   ---------
Return Before Taxes .........................   30.10%    -1.55%         9.09%
Return After Taxes on Distributions .........   29.53%    -1.92%         8.24%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................   20.32%    -1.36%         7.65%

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                              One Year   Five Years   Ten Years
                                              --------   ----------   ---------
Return Before Taxes .........................    3.61%      4.73%        5.29%
Return After Taxes on Distributions .........    3.61%      4.73%        5.29%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................    3.57%      4.62%        5.17%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2004 were 0.95%, 0.24% and 2.88%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2004, based on the highest marginal combined federal and Virginia income tax rate, was 4.70%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.


From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. Policy for Voting Proxies.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


As adopted May 5, 2003

                 LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER")

                      AND THE JAMESTOWN FUNDS (THE "FUNDS")



                      PROXY VOTING POLICIES AND PROCEDURES

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

                        GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

                              CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities. The Adviser shall follow the instructions of the respective Committee. The Proxy Manager shall keep a record of all materiality decisions.

                              PROXY VOTING PROCESS

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.



                            SEE PROXY SPECIFIC ISSUES


                                               PROXY SPECIFIC ISSUES
                                               ---------------------
DIRECTORS, AUDITORS:                Election of Directors                Generally, no objections unless there is a
                                                                         proxy contest or if there is some other
                                                                         reason why Adviser is not supportive.

                                    Staggered Board                      Generally, not in favor.

                                    Election of Auditors                 Generally, no objections except if
                                                                         there is some question as to the
                                                                         auditor's independence.

COMPENSATION:                       Stock Option Plans                   Generally, no objections if program
                                                                         is reasonable under the
                                                                         circumstances, considering industry,
                                                                         company size and prior option programs.

                                    Equity Compensation Plans            Generally, no objections if plan s
                                                                         reasonable and appropriate.  Adviser
                                                                         will generally vote against plans
                                                                         where total potential dilution exceeds
                                                                         15% of shares outstanding.

CORPORATE GOVERNANCE, VOTING        Super-Majority Voting Requirement    Generally, not in favor

                                    Proposals to Lower Barriers to       Generally, no objections
                                    Shareholder Action

                                    Proposals for Separate Class of      Generally, not in favor
                                    Stock with Disparate Voting Rights

                                    Proposals Regarding Poison           Generally, not in favor
                                    Pill Provisions

                                    Cumulative Voting Repeal             Generally, not in favor

SOCIAL:                             Social Issues                        Generally, not in favor. "Ordinary
                                                                         business matters" are primarily the
                                                                         responsibility of management and
                                                                         should be approved solely by the
                                                                         corporation's board of directors.




================================================================================



                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS


                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                  ANNUAL REPORT


                                 MARCH 31, 2004



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA




================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2004
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of The Jamestown Funds for the fiscal year ended March 31, 2004.

THE  JAMESTOWN  BALANCED  FUND
For the fiscal year ending March 31, 2004, The Jamestown Balanced Fund had a return of 20.3% compared to the Lipper Balanced Fund Index of 25.1%. The Lehman Intermediate Bond Index rose 5.3% as interest rates fell over the twelve-month period. The S&P 500 Index enjoyed strong performance with a return of 35.1% during the year. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity and fixed income markets were generally led higher by lower quality securities.

The Jamestown Balanced Fund focuses on higher quality equity and fixed income securities, and this hurt relative performance for the year. The equity portion of the Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities and higher quality fixed income investments owned by the Fund. We believe equities can deliver returns more in line with the lower level of earnings growth that we envision over the next year. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. This will lead interest rates to higher levels pressuring returns from fixed income. Accordingly, at the end of March 2004, The Jamestown Balanced Fund had .2% in cash, 30.1% in fixed income, and 69.6% in equities. The fixed income portion of the Fund continues to maintain a duration below that of the Lehman Intermediate Bond Index.

In the past year, this shorter duration hurt performance of the Fund relative to the Index as rates continued to move down. The Fund is overweighted in mortgages and agency securities at the expense of Treasuries. The equity portion of the Fund is overweighted in the Information Technology and Industrial sectors, as we believe that capital spending will remain strong through the end of 2004. Our technology holdings are a blend of more traditional, cyclical companies and more stable service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. Industrial companies are beginning to see a broadbased pick-up across their business lines and are beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Balanced Fund returned 1.2% on an annualized basis for the five years ending March 31, 2004, compared to a return of 3.1% for the Lipper Balanced Index. For the ten-year period, the Fund generated a return of 8.7% versus 8.9% for the Lipper Balanced Index.

The total assets of your fund were almost $64 million as of March 31, 2004.

THE JAMESTOWN EQUITY FUND
For the fiscal year ending March 31, 2004, The Jamestown Equity Fund had a return of 30.1% compared to 35.1% for the S&P 500 Index and 30.1% for the Lipper Large Cap Core Index. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate, and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity markets were generally led higher by lower quality securities.

The Jamestown Equity Fund focuses on higher quality securities and this hurt performance relative to the S&P 500 for the year. The Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities owned by the Fund.

The performance of the Fund was helped by good sector selection in the past twelve months. The primary benefit came from not owning any Communication Services companies as this sector significantly underperformed the market. While we were slightly overweighted in the Information Technology sector, the Fund was hurt by stock selection primarily in this sector as the market migrated to the most aggressive companies coming out of the economic downturn. The Fund continues to be overweighted in the Information Technology sector. However, we are maintaining a balance between more cyclical companies and stable, service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. The Fund is also overweighted in Industrial companies as they are experiencing a broadbased pick-up across their business lines. These companies are also beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Equity Fund returned -1.6% on an annualized basis for the five years ending March 31, 2004, compared to a return of -1.7% for the Lipper Large Cap Core Index. For the ten-year period, the fund generated a return of 9.1% versus 9.8% for the Lipper Large Cap Core Index.

The total assets of your fund were $50.2 million as of March 31, 2004.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
For the fiscal year ended March 31, 2004, The Jamestown Tax Exempt Virginia Fund had a total return of 3.61% compared to 4.53% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index rose 5.86% as interest rates declined and the yield curve remained steep over the twelve-month period. As of March 31, 2004, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 5.0 years and a current yield of 2.88%, which produced a tax equivalent yield of 4.43% (assuming a maximum 35.0% federal tax rate).

We continue to maintain a defensive posture, given our expectations for higher interest rates. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. The Jamestown Tax Exempt Virginia Fund continues to maintain a duration well below that of the Lehman Municipal Bond Index. During the past fiscal year, this shorter duration hurt the performance of the Fund relative to the Index as interest rates continued to move lower.

The Jamestown Tax Exempt Virginia Fund returned 4.73% on an annualized basis for the five years ended March 31, 2004, versus 5.02% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.29%, as compared to the 5.55% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $33.6 million as of March 31, 2004.

THE JAMESTOWN  INTERNATIONAL EQUITY FUND
For the year ending March 31, 2004, The Jamestown International Equity Fund had a return of 50.2% versus 57.5% for the EAFE Index. International equities performed very strongly in the recovery beginning in March 2003. International equity returns were also helped by the falling US dollar during the year.
Emerging markets delivered the best returns as investors became less risk averse. The Morgan Stanley Emerging Markets Index was up 77.4% during the past twelve months and the Fund's exposure helped performance. The Fund was hurt during the year by Oechsle International Advisors' focus on investing in growth-oriented securities, which lagged their value counterparts in the past twelve months. International equities, in general, and growth equities in particular, are now trading at attractive relative valuations. During the past twelve months, the EAFE Value Index rose 66.9% and the EAFE Growth Index increased 49.6%.

Global economies appear to be moving from a recovery phase to synchronized expansion. The Japanese economy, boosted by strong export growth to China and improving domestic demand, is experiencing the first sustainable improvements in wages and employment in years. Oechsle has the portfolio positioned for better global economic growth with a significant overweight in the Consumer Discretionary sector. Consumers in the U.S. were very resilient during the recent economic downturn. However, consumers in many international economies pulled back on their spending levels, and Oechsle believes that there is some pent-up demand as these consumers gain more confidence in the recovery. The Fund has 42.2% invested in Continental Europe, 17.5% in the United Kingdom, 22.5% in Japan, 4.9% in the Pacific Basin outside of Japan, and 10.8% in emerging markets.

The Jamestown International Equity Fund returned -3.1% on an annualized basis for the five years ending March 31, 2004 compared to a return of 0.5% for the EAFE Index. Since inception (April 16, 1996), the Fund generated a return of 2.5% versus 3.5% for the EAFE Index.

The total assets of your fund were $21.2 million as of March 31, 2004.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                                      THE JAMESTOWN BALANCED FUND
                                      ---------------------------

               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
              BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                          THE JAMESTOWN BALANCED FUND:
              ----------------------------                          ----------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -1.58%          10,000
       06/30/94           0.42%          10,042              06/30/94         0.91%          10,091
       09/30/94           4.88%          10,532              09/30/94         1.64%          10,256
       12/31/94          -0.02%          10,530              12/31/94        -0.83%          10,171
       03/31/95           9.74%          11,556              03/31/95         8.67%          11,053
       06/30/95           9.55%          12,659              06/30/95         7.60%          11,893
       09/30/95           7.95%          13,665              09/30/95         5.50%          12,547
       12/31/95           6.02%          14,488              12/31/95         4.75%          13,143
       03/31/96           5.37%          15,265              03/31/96         3.27%          13,573
       06/30/96           4.49%          15,950              06/30/96         3.05%          13,987
       09/30/96           3.09%          16,443              09/30/96         2.41%          14,324
       12/31/96           8.34%          17,814              12/31/96         6.21%          15,214
       03/31/97           2.68%          18,291              03/31/97         0.18%          15,241
       06/30/97          17.46%          21,485              06/30/97        11.31%          16,965
       09/30/97           7.49%          23,094              09/30/97         4.97%          17,808
       12/31/97           2.87%          23,757              12/31/97         2.43%          18,241
       03/31/98          13.95%          27,071              03/31/98        10.65%          20,184
       06/30/98           3.30%          27,965              06/30/98         0.53%          20,290
       09/30/98          -9.95%          25,183              09/30/98        -8.80%          18,505
       12/31/98          21.30%          30,547              12/31/98        16.58%          21,573
       03/31/99           4.98%          32,069              03/31/99         0.63%          21,709
       06/30/99           7.05%          34,329              06/30/99         3.09%          22,380
       09/30/99          -6.24%          32,186              09/30/99        -2.84%          21,744
       12/31/99          14.88%          36,974              12/31/99        10.59%          24,047
       03/31/00           2.29%          37,822              03/31/00         4.63%          25,160
       06/30/00          -2.66%          36,816              06/30/00         1.38%          25,507
       09/30/00          -0.97%          36,460              09/30/00        -2.92%          24,763
       12/31/01          -7.81%          33,612              12/31/00        -2.06%          24,253
       03/31/01         -11.86%          29,626              03/31/01        -9.38%          21,978
       06/30/01           5.85%          31,360              06/30/01         1.00%          22,197
       09/30/01         -14.68%          26,756              09/30/01        -9.49%          20,091
       12/31/01          10.69%          29,615              12/31/01         7.10%          21,517
       03/31/02           0.27%          29,696              03/31/02        -1.15%          21,270
       06/30/02         -13.40%          25,717              06/30/02        -4.44%          20,325
       09/30/02         -17.28%          21,273              09/30/02        -7.39%          18,823
       12/31/02           8.44%          23,069              12/31/02         2.41%          19,277
       03/31/03          -3.15%          22,342              03/31/03        -0.76%          19,131
       06/30/03          15.39%          25,781              06/30/03         9.23%          20,896
       09/30/03           2.65%          26,463              09/30/03         0.60%          21,022
       12/31/03          12.18%          29,686              12/31/03         6.76%          22,443
       03/31/04           1.69%          30,188              03/31/04         2.54%          23,013


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                       Average  Annual  Total  Returns(a)
                                        (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Balanced Fund             20.29%         1.17%         8.69%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         THE JAMESTOWN EQUITY FUND
                                         -------------------------


               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
               EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                             THE JAMESTOWN EQUITY FUND:
              ----------------------------                             --------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -0.82%          10,000
       06/30/94           0.42%          10,042              06/30/94         1.64%          10,164
       09/30/94           4.88%          10,532              09/30/94         1.70%          10,336
       12/31/94          -0.02%          10,530              12/31/94        -1.35%          10,196
       03/31/95           9.74%          11,556              03/31/95        10.17%          11,233
       06/30/95           9.55%          12,659              06/30/95         8.46%          12,183
       09/30/95           7.95%          13,665              09/30/95         6.80%          13,011
       12/31/95           6.02%          14,488              12/31/95         5.22%          13,690
       03/31/96           5.37%          15,265              03/31/96         5.03%          14,378
       06/30/96           4.49%          15,950              06/30/96         4.05%          14,960
       09/30/96           3.09%          16,443              09/30/96         2.74%          15,371
       12/31/96           8.34%          17,814              12/31/96         7.83%          16,574
       03/31/97           2.68%          18,291              03/31/97         0.00%          16,574
       06/30/97          17.46%          21,485              06/30/97        15.33%          19,114
       09/30/97           7.49%          23,094              09/30/97         5.99%          20,259
       12/31/97           2.87%          23,757              12/31/97         2.70%          20,805
       03/31/98          13.95%          27,071              03/31/98        14.51%          23,823
       06/30/98           3.30%          27,965              06/30/98        -0.15%          23,788
       09/30/98          -9.95%          25,183              09/30/98       -14.56%          20,325
       12/31/98          21.30%          30,547              12/31/98        26.90%          25,792
       03/31/99           4.98%          32,069              03/31/99         0.06%          25,807
       06/30/99           7.05%          34,329              06/30/99         5.45%          27,213
       09/30/99          -6.24%          32,186              09/30/99        -4.62%          25,955
       12/31/99          14.88%          36,974              12/31/99        15.92%          30,087
       03/31/00           2.29%          37,822              03/31/00         6.39%          32,011
       06/30/00          -2.66%          36,816              06/30/00         1.65%          32,540
       09/30/00          -0.97%          36,460              09/30/00        -5.56%          30,731
       12/31/00          -7.81%          33,612              12/31/01        -3.78%          29,571
       03/31/01         -11.86%          29,626              03/31/01       -15.01%          25,131
       06/30/01           5.85%          31,360              06/30/01         1.35%          25,471
       09/30/01         -14.68%          26,756              09/30/01       -16.33%          21,312
       12/31/01          10.69%          29,615              12/31/01        11.31%          23,723
       03/31/02           0.27%          29,696              03/31/02        -1.92%          23,267
       06/30/02         -13.40%          25,717              06/30/02        -8.48%          21,295
       09/30/02         -17.28%          21,273              09/30/02       -14.65%          18,174
       12/31/02           8.44%          23,069              12/31/02         3.25%          18,766
       03/31/03          -3.15%          22,342              03/31/03        -2.22%          18,348
       06/30/03          15.39%          25,781              06/30/03        13.61%          20,846
       09/30/03           2.65%          26,463              09/30/03         0.79%          21,011
       12/31/03          12.18%          29,686              12/31/03        10.45%          23,208
       03/31/04           1.69%          30,188              03/31/04         2.86%          23,871

                CONSUMER PRICE INDEX:

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/04          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                        Average  Annual  Total  Returns(a)
                                         (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Equity Fund               30.10%        (1.55%)        9.09%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                    --------------------------------------

                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
                                    AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


              LEHMAN MUNICIPAL BOND INDEX:                 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
              ----------------------------                 --------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -5.49%          10,000              03/31/94        -4.35%          10,000
       06/30/94           1.11%          10,111              06/30/94         0.79%          10,079
       09/30/94           0.68%          10,180              09/30/94         0.72%          10,152
       12/31/94          -1.44%          10,034              12/31/94        -0.80%          10,071
       03/31/95           7.07%          10,743              03/31/95         4.73%          10,547
       06/30/95           2.41%          11,002              06/30/95         2.21%          10,781
       09/30/95           2.87%          11,318              09/30/95         1.98%          10,994
       12/31/95           4.13%          11,785              12/31/95         2.78%          11,300
       03/31/96          -1.20%          11,644              03/31/96        -0.59%          11,233
       06/30/96           0.76%          11,732              06/30/96         0.63%          11,304
       09/30/96           2.29%          12,001              09/30/96         1.65%          11,490
       12/31/96           2.55%          12,307              12/31/96         2.15%          11,738
       03/31/97          -0.24%          12,277              03/31/97        -0.10%          11,726
       06/30/97           3.44%          12,700              06/30/97         2.69%          12,042
       09/30/97           3.02%          13,083              09/30/97         2.12%          12,297
       12/31/97           2.71%          13,438              12/31/97         2.20%          12,567
       03/31/98           1.15%          13,592              03/31/98         0.78%          12,665
       06/30/98           1.52%          13,799              06/30/98         1.18%          12,814
       09/30/98           3.07%          14,223              09/30/98         2.95%          13,192
       12/31/98           0.60%          14,308              12/31/98         0.41%          13,247
       03/31/99           0.89%          14,435              03/31/99         0.32%          13,288
       06/30/99          -1.77%          14,180              06/30/99        -1.54%          13,084
       09/30/99          -0.40%          14,123              09/30/99        -0.06%          13,077
       12/31/99          -0.78%          14,013              12/31/99        -0.46%          13,016
       03/31/00           2.92%          14,422              03/31/00         2.14%          13,294
       06/30/00           1.51%          14,640              06/30/00         1.11%          13,442
       09/30/00           2.42%          14,994              09/30/00         2.02%          13,714
       12/31/00           4.37%          15,649              12/31/00         3.44%          14,185
       03/31/01           2.23%          15,998              03/31/01         2.12%          14,486
       06/30/01           0.66%          16,104              06/30/01         0.47%          14,555
       09/30/01           2.80%          16,555              09/30/01         2.29%          14,889
       12/31/01          -0.61%          16,454              12/31/01        -0.49%          14,816
       03/31/02           0.94%          16,609              03/31/02         0.77%          14,930
       06/30/02           3.66%          17,216              06/30/02         3.14%          15,398
       09/30/02           4.75%          18,034              09/30/02         4.15%          16,037
       12/31/02          -0.07%          18,022              12/31/02         0.09%          16,051
       03/31/03           1.21%          18,239              03/31/03         0.68%          16,161
       06/30/03           2.57%          18,708              06/30/03         2.03%          16,489
       09/30/03           0.08%          18,723              09/30/03        -0.09%          16,474
       12/31/03           1.37%          18,979              12/31/03         0.66%          16,583
       03/31/04           1.73%          19,308              03/31/04         0.97%          16,743



    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
    ----------------------------------------
                       QTRLY
         DATE          RETURN       BALANCE
         ----          ------       -------
       03/31/94       -3.89%         10,000
       06/30/94        0.92%         10,092
       09/30/94        0.59%         10,152
       12/31/94       -1.12%         10,038
       03/31/95        4.98%         10,538
       06/30/95        2.25%         10,774
       09/30/95        2.40%         11,033
       12/31/95        2.68%         11,329
       03/31/96       -0.54%         11,267
       06/30/96        0.44%         11,317
       09/30/96        1.83%         11,525
       12/31/96        2.20%         11,779
       03/31/97       -0.02%         11,776
       06/30/97        2.64%         12,088
       09/30/97        2.45%         12,384
       12/31/97        2.16%         12,651
       03/31/98        0.96%         12,772
       06/30/98        1.22%         12,928
       09/30/98        2.78%         13,286
       12/31/98        0.57%         13,362
       03/31/99        0.56%         13,436
       06/30/99       -1.67%         13,211
       09/30/99        0.06%         13,220
       12/31/99       -0.31%         13,178
       03/31/00        1.76%         13,411
      6/30/2000        1.21%         13,573
       09/30/00        2.09%         13,857
       12/31/00        3.35%         14,321
       03/31/01        2.26%         14,645
       06/30/01        0.74%         14,753
       09/30/01        2.59%         15,135
       12/31/01       -0.84%         15,008
       03/31/02        0.72%         15,116
       06/30/02        3.54%         15,651
       09/30/02        3.87%         16,257
       12/31/02        0.02%         16,261
       03/31/03        0.99%         16,421
       06/30/03        2.20%         16,782
       09/30/03        0.20%         16,816
       12/31/03        0.91%         16,969
       03/31/04        1.16%         17,166

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average  Annual  Total  Returns(a)
                                            (for years ended March 31, 2004)

                                           1 YEAR        5 YEARS       10 YEARS

The Jamestown Tax Exempt Virginia Fund      3.61%          4.73%         5.29%

Lipper Intermediate Municipal Fund Index    4.53%          5.02%         5.55%

Lehman Municipal Bond Index                 5.86%          5.99%         6.80%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


                             JAMESTOWN INTERNATIONAL EQUITY FUND
                             -----------------------------------

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


            MORGAN STANLEY EUROPE, AUSTRALIA
            AND FAR EAST INDEX (EAFE INDEX):               THE JAMESTOWN INTERNATIONAL EQUITY FUND:
            ------------------------------                 ---------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       04/30/96                          10,000              04/16/96                        10,000
       06/30/96          -1.29%           9,871              06/30/96        -1.80%           9,820
       09/30/96          -0.12%           9,859              09/30/96        -2.86%           9,539
       12/31/96           1.59%          10,016              12/31/96         2.41%           9,769
       03/31/97          -1.56%           9,860              03/31/97         0.83%           9,850
       06/30/97          12.97%          11,138              06/30/97        15.80%          11,407
       09/30/97          -0.71%          11,059              09/30/97         4.32%          11,899
       12/31/97          -7.83%          10,193              12/31/97        -7.69%          10,984
       03/31/98          14.71%          11,693              03/31/98        16.28%          12,773
       06/30/98           1.06%          11,817              06/30/98         4.68%          13,370
       09/30/98         -14.21%          10,138              09/30/98       -13.79%          11,527
       12/31/98          20.66%          12,232              12/31/98        18.11%          13,615
       03/31/99           1.39%          12,402              03/31/99         1.94%          13,879
       06/30/99           2.54%          12,717              06/30/99         4.40%          14,490
       09/30/99           4.40%          13,277              09/30/99         6.04%          15,366
       12/31/99          16.99%          15,532              12/31/99        23.70%          19,008
       03/31/00          -0.10%          15,517              03/31/00         1.75%          19,341
       06/30/00          -3.96%          14,902              06/30/00        -8.58%          17,682
       09/30/00          -8.06%          13,701              09/30/00        -8.12%          16,245
       12/31/00          -2.69%          13,333              12/31/00        -6.88%          15,128
       03/31/01         -13.74%          11,501              03/31/01       -14.72%          12,902
       06/30/01          -1.05%          11,380              06/30/01        -3.22%          12,486
       09/30/01         -14.00%           9,787              09/30/01       -18.06%          10,231
       12/31/01           6.97%          10,469              12/31/01         7.54%          11,003
       03/31/02           0.51%          10,522              03/31/02         1.24%          11,139
       06/30/02          -2.12%          10,299              06/30/02        -4.45%          10,643
       09/30/02         -19.74%           8,267              09/30/02       -21.45%           8,360
       12/31/02           6.45%           8,800              12/31/02         5.04%           8,782
       03/31/03          -8.21%           8,078              03/31/03       -10.17%           7,889
       06/30/03          19.27%           9,634              06/30/03        18.86%           9,376
       09/30/03           8.12%          10,417              09/30/03         6.27%           9,964
       12/31/03          17.07%          12,195              12/31/03        14.38%          11,397
       03/31/04           4.33%          12,723              03/31/04         3.97%          11,850

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                             Average  Annual  Total  Returns(a)
                                              (for years ended March 31, 2004)

                                           1 YEAR     5 YEARS   SINCE INCEPTION*

The Jamestown International Equity Fund     50.22%     (3.11%)        2.47%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)               57.50%      0.51%         3.54%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.


THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
       At acquisition cost ..............   $ 52,640,965   $ 41,514,295    $ 31,145,860   $ 17,419,136
                                            ============   ============    ============   ============
       At value (Note 1) ................   $ 63,774,507   $ 50,278,463    $ 33,237,052   $ 20,709,755
   Cash .................................           --             --              --          308,241
   Cash denominated in
       foreign currency(a) (Note 5) .....           --             --              --          105,835
   Dividends and interest receivable ....        256,667         20,463         426,267         68,673
   Receivable for capital shares sold ...          1,155         20,833            --            3,090
   Other assets .........................          7,894          8,249             917          7,794
                                            ------------   ------------    ------------   ------------
       TOTAL ASSETS .....................     64,040,223     50,328,008      33,664,236     21,203,388
                                            ------------   ------------    ------------   ------------
LIABILITIES
   Distributions payable ................        119,617         86,733          28,052           --
   Payable for securities purchased .....           --             --              --            3,835
   Payable for capital shares redeemed ..         26,262         21,313          19,385            735
   Accrued investment advisory fees (Note 3)      35,217         27,406          10,109         10,133
   Accrued administration fees (Note 3) .          7,000          5,800           4,100          3,800
   Other accrued expenses ...............         14,522           --               488         26,530
                                            ------------   ------------    ------------   ------------
       TOTAL LIABILITIES ................        202,618        141,252          62,134         45,033
                                            ------------   ------------    ------------   ------------
NET ASSETS ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Net assets consist of:
   Paid-in capital ......................   $ 52,892,795   $ 41,444,238    $ 31,579,137   $ 37,683,315
   Undistributed (overdistributed) net
       investment income ................        (83,209)          --            11,446         18,572
   Accumulated net realized losses
       from security transactions .......       (105,523)       (21,650)        (79,673)   (19,835,547)
   Net unrealized appreciation
       on investments ...................     11,133,542      8,764,168       2,091,192      3,290,619
   Net unrealized appreciation on
       translation of assets and liabilities
        in foreign currencies ...........           --             --              --            1,396
                                            ------------   ------------    ------------   ------------
Net assets ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) .......................      4,144,799      2,745,458       3,180,467      2,246,784
                                            ============   ============    ============   ============


Net asset value, offering price and redemption
   price per share(b) ...................   $      15.40   $      18.28    $      10.57   $       9.42
                                            ============   ============    ============   ============



(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $105,381.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
=======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    480,894   $    514,334    $       --     $    543,015
   Foreign withholding taxes on dividends           --             --              --          (83,088)
   Interest .............................      1,238,533         17,407       1,458,286           --
                                            ------------   ------------    ------------   ------------
       TOTAL INVESTMENT INCOME ..........      1,719,427        531,741       1,458,286        459,927
                                            ------------   ------------    ------------   ------------
EXPENSES
   Investment advisory fees (Note 3) ....        422,603        299,071         140,809        235,422
   Administration fees (Note 3) .........         83,866         63,862          50,230         47,172
   Custodian fees .......................         10,261          8,626           7,366         60,345
   Professional fees ....................         17,337         15,241          13,141         18,978
   Trustees' fees and expenses ..........         12,252         12,252          12,252         12,252
   Registration fees ....................         14,336         13,784           1,708         12,863
   Pricing costs ........................          8,488          1,552           5,857         15,625
   Postage and supplies .................          6,597          6,827           6,073          4,627
   Insurance expense ....................          5,681          3,728           3,568          2,224
   Printing of shareholder reports ......          2,245          3,184           1,261          1,754
   Other expenses .......................          8,187          5,994          18,231          4,765
                                            ------------   ------------    ------------   ------------
       TOTAL EXPENSES ...................        591,853        434,121         260,496        416,027
   Fees waived by the Adviser (Note 3) ..           --             --           (17,601)       (91,144)
   Expenses reimbursed through a directed
       brokerage arrangement (Note 4) ...        (24,000)       (28,000)           --             --
                                            ------------   ------------    ------------   ------------
       NET EXPENSES .....................        567,853        406,121         242,895        324,883
                                            ------------   ------------    ------------   ------------

NET INVESTMENT INCOME ...................      1,151,574        125,620       1,215,391        135,044
                                            ------------   ------------    ------------   ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON  INVESTMENTS
   AND FOREIGN  CURRENCIES (Note 5)
   Net realized gains from:
       Security transactions ............      4,199,003      2,588,909         141,046      1,481,570
       Foreign currency transactions ....           --             --              --           22,537
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................      6,717,187      8,914,790         (95,839)     7,758,606
       Foreign currency translation .....           --             --              --           (5,493)
                                            ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............     10,916,190     11,503,699          45,207      9,257,220
                                            ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................   $ 12,067,764   $ 11,629,319    $ 1,260,598     $ 9,392,264
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                     JAMESTOWN                     JAMESTOWN
                                                    BALANCED FUND                  EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $  1,151,574   $  1,661,002    $    125,620   $    109,954
   Net realized gains (losses) on
       security transactions ............      4,199,003       (671,793)      2,588,909     (1,201,020)
   Net change in unrealized appreciation/
       depreciation on investments ......      6,717,187    (10,418,304)      8,914,790    (10,210,917)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................     12,067,764     (9,429,095)     11,629,319    (11,301,983)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,223,055)    (1,721,820)       (127,664)      (109,812)
   From net realized gains from
       security transactions ............     (3,352,848)          --        (1,325,502)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from
   distributions to shareholders ........     (4,575,903)    (1,721,820)     (1,453,166)      (109,812)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      3,140,462      4,755,793       4,251,916      3,042,443
   Net asset value of shares issued in
       reinvestment of distributions to
       shareholders .....................      4,290,910      1,593,060       1,353,892        100,905
   Payments for shares redeemed .........    (16,424,954)   (26,682,823)     (4,214,310)    (7,919,618)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (8,993,582)   (20,333,970)      1,391,498     (4,776,270)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................     (1,501,721)   (31,484,885)     11,567,651    (16,188,065)

NET ASSETS
   Beginning of year ....................     65,339,326     96,824,211      38,619,105     54,807,170
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 63,837,605   $ 65,339,326    $ 50,186,756   $ 38,619,105
                                            ============   ============    ============   ============


UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME ................   $    (83,209)  $   (165,113)   $       --     $      2,044
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        208,358        338,173         246,616        200,878
   Reinvested ...........................        282,740        113,232          74,222          6,884
   Redeemed .............................     (1,093,653)    (1,885,393)       (244,294)      (517,825)
                                            ------------   ------------    ------------   ------------
   Net increase (decrease) in shares
    outstanding .........................       (602,555)    (1,433,988)         76,544       (310,063)
   Shares outstanding, beginning of year       4,747,354      6,181,342       2,668,914      2,978,977
                                            ------------   ------------    ------------   ------------
   Shares outstanding, end of year ......      4,144,799      4,747,354       2,745,458      2,668,914
                                            ============   ============    ============   ============



See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                               JAMESTOWN TAX EXEMPT                 JAMESTOWN
                                                   VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income ................   $  1,215,391   $  1,350,310    $    135,044   $    188,785
   Net realized gains (losses) from:
       Security transactions ............        141,046         (7,053)      1,481,570     (7,146,038)
       Foreign currency transactions ....           --             --            22,537        (10,037)
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................        (95,839)     1,510,441       7,758,606     (4,190,992)
       Foreign currency translation .....           --             --            (5,493)         6,942
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................      1,260,598      2,853,698       9,392,264    (11,151,340)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,211,959)    (1,349,803)       (128,007)      (167,663)
   From net realized gains from foreign
       currency transactions ............           --             --           (22,537)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from distributions
   to shareholders ......................     (1,211,959)    (1,349,803)       (150,544)      (167,663)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      4,145,836      5,125,030       1,190,078      4,946,712
   Net asset value of shares issued in
    reinvestment of distributions to
     shareholders .......................        856,576        949,605         146,131        163,658
Proceeds from redemption fees collected .           --             --               400         40,984
Payments for shares redeemed ............     (7,872,504)    (5,051,117)    (10,728,264)   (16,545,962)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (2,870,092)     1,023,518      (9,391,655)   (11,394,608)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ...........................     (2,821,453)     2,527,413        (149,935)   (22,713,611)

NET ASSETS
   Beginning of year ....................     36,423,555     33,896,142      21,308,290     44,021,901
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 33,602,102   $ 36,423,555    $ 21,158,355   $ 21,308,290
                                            ============   ============    ============   ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ....................   $     11,446   $     19,091    $     18,572   $     11,085
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        394,610        491,355         139,029        652,404
   Reinvested ...........................         81,178         90,745          16,552         25,936
   Redeemed .............................       (743,152)      (483,184)     (1,287,783)    (2,204,031)
                                            ------------   ------------    ------------   ------------

Net increase (decrease) in shares outstanding   (267,364)        98,916      (1,132,202)    (1,525,691)
Shares outstanding, beginning of year ...      3,447,831      3,348,915       3,378,986      4,904,677
                                            ------------   ------------    ------------   ------------
Shares outstanding, end of year .........      3,180,467      3,447,831       2,246,784      3,378,986
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   13.76    $   15.66   $   16.78  $   19.83  $   18.12
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.27         0.31        0.32       0.35       0.35
Net realized and unrealized gains
(losses) on investments .....................        2.48        (1.88)      (0.86)     (2.82)      2.49
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        2.75        (1.57)      (0.54)     (2.47)      2.84
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.29)       (0.33)      (0.35)     (0.35)     (0.35)
Distributions from net realized gains .......       (0.82)         --        (0.23)     (0.23)     (0.78)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (1.11)       (0.33)      (0.58)     (0.58)     (1.13)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   15.40    $   13.76   $   15.66  $   16.78  $   19.83
                                                =========    =========   =========  =========  =========


Total return(b) .............................       20.29%      (10.06%)     (3.22%)   (12.65%)    15.90%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  63,838    $  65,339   $  96,824  $ 109,333  $ 128,201
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.91%        0.90%       0.86%      0.87%      0.88%

Ratio of net expenses to average net assets(c)       0.88%        0.87%       0.83%      0.85%      0.86%

Ratio of net investment income to
average net assets ..........................        1.77%        2.12%       1.97%      1.84%      1.85%

Portfolio turnover rate .....................          36%          38%         62%        64%        62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002       2001      2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   14.47    $   18.40   $   19.94  $   26.02  $   21.76
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.04        0.06      (0.00)      0.03
Net realized and unrealized gains
(losses) on investments .....................        4.30        (3.93)      (1.54)     (5.51)      5.18
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        4.35        (3.89)      (1.48)     (5.51)      5.21
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.04)      (0.06)       --       (0.03)
Distributions from net realized gains .......       (0.49)         --          --       (0.57)     (0.92)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.54)       (0.04)      (0.06)     (0.57)     (0.95)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   18.28    $   14.47   $   18.40  $   19.94  $   26.02
                                                =========    =========   =========  =========  =========


Total return(a) .............................       30.10%      (21.15%)     (7.42%)   (21.49%)    24.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  50,187    $  38,619   $  54,807  $  60,914  $  77,809
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.94%        0.96%       0.90%      0.90%      0.91%

Ratio of net expenses to average net assets(b)       0.88%        0.89%       0.86%      0.88%      0.88%

Ratio of net investment income
(loss) to average net assets ................        0.27%        0.25%       0.31%     (0.01%)     0.14%

Portfolio turnover rate .....................          52%          60%         89%        83%        67%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   10.56    $   10.12   $   10.22  $    9.79  $   10.22
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.37         0.38        0.41       0.43       0.42
Net realized and unrealized gains
(losses) on investments .....................        0.00(b)      0.44       (0.10)      0.43      (0.42)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.37         0.82        0.31       0.86       0.00
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.36)       (0.38)      (0.41)     (0.43)     (0.42)
Distributions from net realized gains .......          --           --          --         --      (0.01)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.36)       (0.38)      (0.41)     (0.43)     (0.43)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   10.57    $   10.56   $   10.12  $   10.22  $    9.79
                                                =========    =========   =========  =========  =========


Total return(c) .............................        3.61%        8.24%       3.04%      8.97%      0.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  33,602    $  36,424   $  33,896   $ 30,182  $  29,138
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net
assets(d) ...................................        0.69%        0.69%       0.68%      0.68%      0.69%

Ratio of net investment income to
average net assets ..........................        3.46%        3.68%       4.02%      4.31%      4.27%

Portfolio turnover rate .....................          43%          28%         27%        47%        47%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.74% and 0.70% for the years ended March 31, 2004 and 2003, respectively.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002      2001     2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........   $    6.31    $    8.98   $   10.56  $   17.99  $   13.63
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.06        0.01      (0.03)     (0.00)
Net realized and unrealized gains (losses)
on investments and foreign currencies .......        3.12        (2.69)      (1.47)     (5.48)      5.19
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        3.17        (2.63)      (1.46)     (5.51)      5.19
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.05)      (0.05)     (0.05)     (0.04)
Return of capital ...........................          --           --       (0.08)       --          --
Distributions from net realized gains .......       (0.01)          --          --      (1.87)     (0.79)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.06)       (0.05)      (0.13)     (1.92)     (0.83)
                                                ---------    ---------   ---------  ---------  ---------

Proceeds from redemption fees collected .....        0.00         0.01        0.01         --         --
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $    9.42    $    6.31   $    8.98  $   10.56  $   17.99
                                                =========    =========   =========  =========  =========


Total return(a) .............................       50.22%   ( 29.18% )  ( 13.66% )    (33.29%)    39.35%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  21,158    $  21,308   $  44,022  $  59,664  $  85,849
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net assets(b)       1.38%        1.38%       1.38%      1.41%      1.56%

Ratio of net investment income (loss)
to average net assets .......................        0.57%        0.60%       0.12%     (0.24%)    (0.01%)

Portfolio turnover rate .....................          78%          56%         80%        48%        52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.77%, 1.70% and 1.51% for the years ended March 31, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 69.6%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 9.8%
    12,000       Gannett Company, Inc. ........................    $  1,057,680
    20,000       Home Depot, Inc. .............................         747,200
    44,000       Mattel, Inc. .................................         811,360
    36,000       Staples, Inc. ................................         914,040
    22,800       Target Corporation ...........................       1,026,912
    22,000       Viacom, Inc. - Class B .......................         862,620
    14,000       Wal-Mart Stores, Inc. ........................         835,660
                                                                   ------------
                                                                      6,255,472
                                                                   ------------
                 CONSUMER STAPLES -- 4.2%
     8,000       Hershey Foods Corporation ....................         662,800
    27,000       PepsiCo, Inc. ................................       1,453,950
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,663,450
                                                                   ------------
                 ENERGY -- 4.4%
    21,000       Anadarko Petroleum Corporation ...............       1,089,060
    10,100       ChevronTexaco Corporation ....................         886,578
    21,000       Noble Drilling Corporation (a) ...............         806,820
                                                                   ------------
                                                                      2,782,458
                                                                   ------------
                 FINANCIALS -- 12.2%
    16,000       American International Group, Inc. ...........       1,141,600
    16,000       Bank of America Corporation ..................       1,295,680
    28,000       Citigroup, Inc. ..............................       1,447,600
     7,000       Fannie Mae ...................................         520,450
     9,700       Goldman Sachs Group, Inc. (The) ..............       1,012,195
    16,500       J.P. Morgan Chase & Company ..................         692,175
    27,000       Principal Financial Group, Inc. ..............         962,010
    16,000       Prudential Financial, Inc. ...................         716,480
                                                                   ------------
                                                                      7,788,190
                                                                   ------------
                 HEALTHCARE -- 10.1%
    17,000       Amgen, Inc. (a) ..............................         988,890
    17,000       Anthem, Inc. (a) .............................       1,540,880
    11,500       Johnson & Johnson ............................         583,280
    10,000       Medtronic, Inc. ..............................         477,500
    43,000       Pfizer, Inc. .................................       1,507,150
    14,000       Teva Pharmaceutical Industries Ltd. ..........         887,740
     5,500       Varian Medical Systems, Inc. (a) .............         474,705
                                                                   ------------
                                                                      6,460,145
                                                                   ------------
                 INDUSTRIALS -- 11.9%
     8,400       3M Company ...................................         687,708
    40,000       Cendant Corporation ..........................         975,600
    17,350       Dover Corporation ............................         672,659
    21,000       First Data Corporation .......................         885,360
     7,000       General Dynamics Corporation .................         625,310
    13,300       General Electric Company .....................         405,916
    15,000       Illinois Tool Works, Inc. ....................       1,188,450
    15,400       ITT Industries, Inc. .........................       1,175,482
    44,000       Norfolk Southern Corporation .................         971,960
                                                                   ------------
                                                                      7,588,445
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 69.6% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 14.5%
    37,000       Accenture Ltd. - Class A (a) .................      $  917,600
    24,700       Affiliated Computer Services, Inc. (a) .......       1,281,930
    13,400       Analog Devices, Inc. .........................         643,334
    28,700       Cisco Systems, Inc.(a) .......................         675,024
    25,500       Dell Computer Corporation (a) ................         857,310
    37,100       Intel Corporation ............................       1,009,120
    15,000       Intuit, Inc.(a) ..............................         673,200
     8,000       Lexmark International, Inc.(a) ...............         736,000
    47,000       Microsoft Corporation ........................       1,173,590
    50,000       Oracle Corporation (a) .......................         600,500
    10,500       Qualcomm, Inc. ...............................         697,410
                                                                   ------------
                                                                      9,265,018
                                                                   ------------
                 MATERIALS -- 2.5%
    25,000       Praxair, Inc. ................................         928,000
    14,500       Vulcan Materials Company .....................         687,880
                                                                   ------------
                                                                      1,615,880
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $34,905,694) .......    $ 44,419,058
                                                                   ------------

================================================================================
   PAR
  VALUE          U.S. TREASURY OBLIGATIONS -- 2.2%                     VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES -- 1.8%
$1,000,000       7.00%, due 07/15/2006 ........................    $  1,118,594
                                                                   ------------

                 U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.4%
   239,594       3.375%, due 01/15/2007 .......................         264,049
                                                                   ------------

                 TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,258,629) $  1,382,643
                                                                   ------------

================================================================================
    PAR
   VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS-- 6.0%             VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN BANK -- 0.4%
$  250,000       4.125%, due 01/14/2005 .......................    $    255,890
                                                                   ------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.3%
 1,000,000       6.625%, due 09/15/2009 .......................       1,165,542
   300,000       5.125%, due 07/15/2012 .......................         323,105
                                                                   ------------
                                                                      1,488,647
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 3.3%
   800,000       7.00%, due 07/15/2005 ........................         858,278
   200,000       2.00%, due 10/21/2005 ........................         200,870
   700,000       6.00%, due 12/15/2005 ........................         752,263
   250,000       7.25%, due 01/15/2010 ........................         300,554
                                                                   ------------
                                                                      2,111,965
                                                                   ------------

                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $3,505,158) ..........................    $  3,856,502
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        MORTGAGE-BACKED SECURITIES -- 4.0%                    VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.3%
$  153,063       Pool #1471, 7.00%, due 03/01/2008 ............      $  160,600
   113,238       Pool #1655, 6.50%, due 10/01/2008 ............         116,415
   239,026       Pool #E00616, 6.00%, due 01/01/2014 ..........         251,876
    84,081       Pool #E90624, 6.00%, due 08/01/2017 ..........          88,601
   207,676       Pool #E91957, 5.00%, due 10/01/2017 ..........         213,793
                                                                   ------------
                                                                        831,285
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.7%
   114,110       Series #93-18-PJ, 6.50%, due 12/01/2007 ......         117,369
   758,848       Pool #380512, 6.15%, due 08/01/2008 (b) ......         834,733
   139,411       Pool #489757, 6.00%, due 04/01/2029 ..........         145,159
                                                                   ------------
                                                                      1,097,261
                                                                   ------------
                 GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 1.0%
   121,071       Pool #781344, 6.50%, due 10/01/2031 ..........         127,823
   479,748       Series #2003-102, 4.25%, due 11/01/2033 ......         486,350
                                                                   ------------
                                                                        614,173
                                                                   ------------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $2,412,699) ...........................    $  2,542,719
                                                                   ------------

================================================================================
    PAR
   VALUE         CORPORATE BONDS -- 17.1%                              VALUE
--------------------------------------------------------------------------------
                 Alcoa, Inc.,
$  250,000        6.50%, due 06/01/2011 ........................   $    287,861
                 Allstate Corporation,
   150,000        6.125%, due 02/15/2012 .......................        168,119
                 American Home Products Corporation,
   500,000        7.90%, due 02/15/2005 ........................        526,789
                 Anheuser-Busch Companies, Inc.,
   249,000        5.375%, due 09/15/2008 .......................        271,374
                 BB&T Corporation,
   325,000        6.50%, due 08/01/2011 ........................        374,466
                 Boeing Capital Corporation,
   300,000        7.10%, due 09/27/2005 ........................        323,145
                 Burlington Resources, Inc.,
   350,000        6.68%, due 02/15/2011 ........................        399,979
                 Cardinal Health, Inc.,
   265,000        6.25%, due 07/15/2008 ........................        296,496
                 Citigroup, Inc.,
   200,000        5.00%, due 03/06/2007 ........................        214,612
                 Conoco, Inc.,
   250,000        5.90%, due 04/15/2004 ........................        250,325
                 CVS Corporation,
   250,000        5.625%, due 03/15/2006 .......................        267,402
                 Deutsche Telekom AG,
   300,000        8.50%, due 06/15/2010 ........................        368,311
                 Donaldson, Lufkin & Jenrette, Inc.,
   500,000        6.875%, due 11/01/2005 .......................        541,080

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        CORPORATE BONDS -- 17.1% (COntinued)                  VALUE
--------------------------------------------------------------------------------
                 Dover Corporation,
$  345,000        6.50%, due 02/15/2011 ........................   $    397,023
                 Duke Realty L.P., Medium Term Notes,
   390,000        6.75%, due 05/30/2008 ........................        444,937
                 FPL Group Capital, Inc.,
   300,000        7.375%, due 06/01/2009 .......................        353,903
                 General Dynamics Corporation,
   125,000        4.25%, due 05/15/2013 ........................        123,139
                 General Motors Corporation,
   500,000        6.125%, due 08/28/2007 .......................        538,859
                 Goldman Sachs Group, Inc.,
   350,000        6.65%, due 05/15/2009 ........................        401,629
                 GTE Northwest, Inc.,
   300,000        6.30%, due 06/01/2010 ........................        335,469
                 Household Finance Corporation,
   300,000        6.40%, due 06/17/2008 ........................        337,478
                 Illinois Tool Works, Inc.,
   216,000        5.75%, due 03/01/2009 ........................        241,127
                 J.P. Morgan Chase & Company,
   300,000        6.75%, due 02/01/2011 ........................        349,822
                 Marsh & McClennan Companies, Inc.,
   309,000        6.625%, due 06/15/2004 .......................        312,197
                 May Department Stores Company,
   260,000        5.95%, due 11/01/2008 ........................        286,372
                 Morgan Stanley Dean Witter & Company,
   350,000        6.75%, due 04/15/2011 ........................        404,289
                 National City Corporation,
   575,000        7.20%, due 05/15/2005 ........................        611,438
                 PepsiCo, Inc.,
   125,000        4.50%, due 09/15/2004 ........................        126,797
                 Pharmacia Corporation,
   250,000        5.75%, due 12/01/2005 ........................        266,616
                 SBC Communciations, Inc., Medium Term Notes,
   400,000        6.875%, due 08/15/2006 .......................        441,524
                 SunTrust Banks, Inc.
   300,000        6.00%, due 01/15/2028 ........................        332,859
                 Union Camp Corporation,
   300,000        6.50%, due 11/15/2007 ........................        335,126
                                                                   ------------

                 TOTAL CORPORATE BONDS (Cost $9,959,039) .......   $ 10,930,563
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
  PAR
 VALUE           MUNICIPAL DEBT SECURITIES -- 0.4%                     VALUE
--------------------------------------------------------------------------------
$ 230,000        Virginia State Residential Authority,
                  Infrastructure, Revenue,
                  5.90%, due 05/01/2011 (Cost $234,169).........   $    255,677
                                                                   ------------

================================================================================
  PAR
 VALUE           REGIONAL AUTHORITY BONDS -- 0.4%                      VALUE
--------------------------------------------------------------------------------
$   205,000      Manitoba (Province of), Medium Term Notes,
                  5.50%, due 10/01/2008 (Cost $204,325) ........   $    226,093
                                                                   ------------

================================================================================
  PAR
 VALUE           SHORT-TERM CORPORATE NOTES-- 0.2%                     VALUE
--------------------------------------------------------------------------------
$ 161,252        U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $161,252) ................   $    161,252
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 99.9%
                  (Cost $52,640,965) ...........................   $ 63,774,507

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ..         63,098
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 63,837,605
                                                                   ============


(a)  Non-income producing security.

(b)  Fair valued security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 99.9%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 13.9%
    13,300       Gannett Company, Inc. ........................      $1,172,262
    22,000       Home Depot, Inc. .............................         821,920
    50,000       Mattel, Inc. .................................         922,000
    42,000       Staples, Inc. ................................       1,066,380
    25,200       Target Corporation ...........................       1,135,008
    24,000       Viacom, Inc. - Class B .......................         941,040
    15,400       Wal-Mart Stores, Inc. ........................         919,226
                                                                   ------------
                                                                      6,977,836
                                                                   ------------
                 CONSUMER STAPLES -- 6.0%
     9,000       Hershey Foods Corporation ....................         745,650
    31,500       PepsiCo, Inc. ................................       1,696,275
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,988,625
                                                                   ------------
                 ENERGY -- 6.5%
    24,000       Anadarko Petroleum Corporation ...............       1,244,640
    11,300       ChevronTexaco Corporation ....................         991,914
    26,000       Noble Drilling Corporation (a) ...............         998,920
                                                                   ------------
                                                                      3,235,474
                                                                   ------------
                 FINANCIAL -- 17.3%
    18,500       American International Group, Inc. ...........       1,319,975
    17,000       Bank of America Corporation ..................       1,376,660
    32,000       Citigroup, Inc. ..............................       1,654,400
     7,000       Fannie Mae ...................................         520,450
    11,200       Goldman Sachs Group, Inc. (The) ..............       1,168,720
    18,600       J.P. Morgan Chase & Company ..................         780,270
    29,500       Principal Financial Group, Inc. ..............       1,051,085
    18,200       Prudential Financial, Inc. ...................         814,996
                                                                   ------------
                                                                      8,686,556
                                                                   ------------
                 HEALTHCARE -- 14.6%
    19,000       Amgen, Inc.(a) ...............................       1,105,230
    19,000       Anthem, Inc. (a) .............................       1,722,160
    13,000       Johnson & Johnson ............................         659,360
    12,000       Medtronic, Inc. ..............................         573,000
    48,000       Pfizer, Inc. .................................       1,682,400
    16,400       Teva Pharmaceutical Industries Ltd. ..........       1,039,924
     6,500       Varian Medical Systems, Inc. (a) .............         561,015
                                                                   ------------
                                                                      7,343,089
                                                                   ------------
                 INDUSTRIALS -- 17.2%
     9,400       3M Company ...................................         769,578
    46,000       Cendant Corporation ..........................       1,121,940
    19,250       Dover Corporation ............................         746,323
    23,000       First Data Corporation .......................         969,680
     8,000       General Dynamics Corporation .................         714,640
    17,000       General Electric Company .....................         518,840
    17,000       Illinois Tool Works, Inc. ....................       1,346,910
    17,200       ITT Industries, Inc. .........................       1,312,876
    51,000       Norfolk Southern Corporation .................       1,126,590
                                                                   ------------
                                                                      8,627,377
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 99.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 20.8%
    41,800       Accenture Ltd. - Class A (a) .................    $  1,036,640
    27,800       Affiliated Computer Services, Inc. (a) .......       1,442,820
    16,000       Analog Devices, Inc. .........................         768,160
    30,100       Cisco Systems, Inc.(a) .......................         707,952
    28,400       Dell Computer Corporation (a) ................         954,808
    41,800       Intel Corporation ............................       1,136,960
    16,900       Intuit, Inc. (a) .............................         758,472
     9,000       Lexmark International, Inc.(a) ...............         828,000
    52,000       Microsoft Corporation ........................       1,298,440
    60,000       Oracle Corporation (a) .......................         720,600
    12,100       Qualcomm, Inc. ...............................         803,682
                                                                   ------------
                                                                     10,456,534
                                                                   ------------
                 MATERIALS -- 3.6%
    27,900       Praxair, Inc. ................................       1,035,648
    16,300       Vulcan Materials Company .....................         773,272
                                                                   ------------
                                                                      1,808,920
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $41,360,243) ........   $ 50,124,411
                                                                   ------------

================================================================================
 PAR VALUE       SHORT-TERM CORPORATE NOTES-- 0.3%                     VALUE
--------------------------------------------------------------------------------
$    154,052     U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $154,052) ................   $    154,052
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.2%
                  (Cost $41,514,295) ...........................   $ 50,278,463

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%).       ( 91,707)
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 50,186,756
                                                                   ============


(a)  Non-income producing security.

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6%                                        VALUE
-----------------------------------------------------------------------------------------------
                 Alexandria, Virginia, GO,
$1,000,000        5.00%, due 06/15/2011 .......................................   $   1,126,500
                 Alexandria, Virginia, Redev. and Housing Authority,
                  Residental Care Facility, Revenue,
   700,000        1.02%, floating rate, due 10/01/2006 ........................         700,000
                 Arlington Co., Virginia, GO,
   990,000        5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .......       1,053,736
                 Chesapeake Bay Bridge and Tunnel, Virginia, Revenue,
 1,000,000        5.70%, due 07/01/2008, prerefunded 07/01/2005 @ 102 .........       1,076,000
                 Chesapeake, Virginia, GO,
 1,000,000        5.50%, due 05/01/2011 .......................................       1,066,890
                 Chesterfield Co., Virginia, GO,
    85,000        6.25%, due 07/15/2005 .......................................          87,979
 1,000,000        4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 .........       1,092,780
                 Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.00%, due 06/01/2018 .......................................       1,087,030
                 Hampton, Virginia, GO,
 1,000,000        5.50%, due 02/01/2012 .......................................       1,140,500
                 Hanover Co., Virginia, GO,
 1,000,000        5.125%, due 07/15/2013 ......................................       1,122,720
                 Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 08/15/2009 .......................................       1,189,360
                 Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.50%, due 11/01/2008 .......................................       1,139,970
                 James City, Virginia, Water and Sewer Authority, Revenue,
 1,000,000        5.125%, due 01/15/2017 ......................................       1,103,130
                 Loudoun Co., Virginia, Industrial Dev. Authority, Public
                  Facility Lease, Revenue,
 1,000,000        5.00%, due 03/01/2019 .......................................       1,072,020
                 Medical College of Virginia Hospitals Authority, Revenue,
   700,000        5.00%, due 07/01/2013 .......................................         761,537
                 Newport News, Virginia, GO,
 1,000,000        5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ........       1,075,070
                 Norfolk, Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 11/01/2013 .......................................       1,046,700
                 Norfolk, Virginia, Water, Revenue,
 1,000,000        5.00%, due 11/01/2016 .......................................       1,087,750
                 Pamunkey, Virginia, Regional Jail Authority, Jail Facility, Revenue,
 1,000,000        5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102..........       1,110,000
                 Portsmouth, Virginia, GO,
   800,000        5.00%, due 08/01/2017 .......................................         863,088
                 Prince William Co., Virginia, Park Authority, Revenue,
   250,000        6.10%, due 10/15/2004, escrowed to maturity .................         256,715
                 Richmond, Virginia, GO,
 1,000,000        5.45%, due 01/15/2008 .......................................       1,119,700
                 Richmond, Virginia, Industrial Dev. Authority, Government
                  Facilities, Revenue,
 1,010,000        4.75%, due 07/15/2010 .......................................       1,122,565
                 Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000        5.25%, due 07/15/2014 .......................................       1,146,330


23



THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6% (Continued)                           VALUE
-----------------------------------------------------------------------------------------------
                 Roanoke, Virginia, GO,
$1,000,000        5.00%, due 08/01/2009 .......................................   $   1,092,610
                 Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000        5.00%, due 07/01/2015 .......................................       1,116,390
                 Suffolk, Virginia, GO,
   350,000        5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102                   388,224
 1,000,000        5.00%, due 12/01/2015 .......................................       1,093,000
                 University of Virginia, Revenue,
 1,000,000        5.25%, due 06/01/2012 .......................................       1,128,480
                 Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000        5.00%, due 07/01/2015 .......................................         755,132
                 Virginia Beach, Virginia, GO,
   800,000        5.25%, due 08/01/2010 .......................................         900,600
                 Virginia Commonwealth Transportation Board, Revenue,
   850,000        7.25%, due 05/15/2020 .......................................         984,138
                 Virginia Resource Authority, Revenue,
   500,000        5.50%, due 05/01/2017 .......................................         563,820
                 Virginia State Housing Dev. Authority, Multi-Family, Revenue,
   150,000        6.60%, due 11/01/2012 .......................................         155,532
   150,000        6.30%, due 11/01/2015 .......................................         156,083
                 Virginia State Public School Authority, Revenue,
 1,000,000        5.25%, due 08/01/2009 .......................................       1,137,390
                                                                                  -------------

                 TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $31,028,277) ...................   $  33,119,469
                                                                                  -------------

===============================================================================================
  SHARES         MONEY MARKETS -- 0.3%                                               VALUE
-----------------------------------------------------------------------------------------------
 117,583         First American Tax Free Obligation Fund -
                  Class S (Cost $117,583) .....................................   $     117,583
                                                                                  -------------

                 TOTAL INVESTMENTS AT VALUE-- 98.9% (Cost $31,145,860) ........   $  33,237,052

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% .................         365,050
                                                                                  -------------

                 NET ASSETS-- 100.0% ..........................................   $  33,602,102
                                                                                  =============


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 97.9%                                VALUE
--------------------------------------------------------------------------------
                 BRAZIL -- 1.6%
     2,227       Banco Itau Holding Financeira SA - ADR .......      $  104,157
     7,164       Petroleo Brasileiro SA - ADR .................         239,994
                                                                   ------------
                                                                        344,151
                                                                   ------------
                 FRANCE -- 12.5%
     4,729       Accor SA .....................................         191,604
     5,769       Bouygues SA ..................................         198,507
     5,510       Carrefour SA .................................         271,798
     7,148       France Telecom SA ............................         182,887
     2,459       Lafarge SA ...................................         198,989
     3,509       Lagardere S.C.A ..............................         199,785
     2,635       L'Oreal SA ...................................         201,737
     3,411       Pinault-Printemps-Redoute SA .................         356,511
     2,674       Total Fina Elf SA ............................         490,940
     3,402       Valeo SA .....................................         141,141
     7,912       Vivendi Universal SA(a) ......................         209,726
                                                                   ------------
                                                                      2,643,625
                                                                   ------------
                 GERMANY -- 3.4%
     2,110       Adidas - Salomon AG ..........................         244,518
     1,661       Allianz AG ...................................         181,279
     4,782       Bayerische Motoren Werke (BMW) AG ............         195,691
     1,741       Duetsche Boerse AG ...........................          98,845
                                                                   ------------
                                                                        720,333
                                                                   ------------
                 HONG KONG -- 3.2%
    40,000       Sun Hung Kai Properties Ltd. .................         365,802
    47,500       Swire Pacific Ltd. - Class A .................         321,601
                                                                   ------------
                                                                        687,403
                                                                   ------------
                 ITALY -- 7.3%
   116,566       Banca Intesa SpA .............................         385,337
    27,939       Eni SpA ......................................         561,708
    23,874       Fiat SpA(a) ..................................         164,884
    39,230       Mediaset SpA .................................         435,334
                                                                   ------------
                                                                      1,547,263
                                                                   ------------
                 JAPAN -- 22.5%
    21,000       Bridgestone Corporation ......................         329,629
     4,000       Canon, Inc. ..................................         207,238
    14,000       Daiwa House Industry Company Ltd. ............         178,709
    15,000       Denso Corporation ............................         341,712
    29,000       Matsushita Electric Industrial Company Ltd. ..         448,234
        25       Millea Holdings, Inc. ........................         389,292
     6,000       Misawa Homes Holdings, Inc.(a) ...............          27,337
    36,000       Mitsubishi Estate Company Ltd. ...............         488,259
        52       Mitsubishi Tokyo Financial Group, Inc. .......         514,827
    25,000       Mitsui Sumitomo Insurance Company Ltd. .......         266,257
    21,000       Nissan Motor Company Ltd. ....................         235,161
    13,000       Nomura Holdings, Inc. ........................         236,795
     2,800       Orix Corporation .............................         309,780
     4,600       Shin-Etsu Chemical Company Ltd. ..............         193,666

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 JAPAN-- 22.5% (Continued)
     1,500       TDK Corporation ..............................      $  114,625
        75       UFJ Holdings, Inc. ...........................         477,243
                                                                   ------------
                                                                      4,758,764
                                                                   ------------
                 KOREA -- 4.7%
     5,100       Daewoo Shipbuilding & Marine Engineering
                  Company Ltd.(a) .............................          54,049
     2,430       Hyundai Motor Company Ltd. ...................         111,066
     4,830       Kookmin Bank - ADR(a) ........................         195,422
       815       Samsung Electronics Company Ltd. .............         406,629
       550       Shinsegae Company Ltd. .......................         135,767
     4,329       SK Telecom Company Ltd. - ADR ................          92,208
                                                                   ------------
                                                                        995,141
                                                                   ------------
                 MALAYSIA -- 0.5%
    18,800       Malayan Banking Berhad .......................          57,389
    18,300       Resorts World Berhad .........................          50,566
                                                                   ------------
                                                                        107,955
                                                                   ------------
                 MEXICO -- 2.4%
    10,034       Cemex SA de CV - ADR .........................         299,214
     2,423       Grupo Televisa SA - ADR ......................         114,705
    30,153       Wal-Mart de Mexico SA de CV ..................          92,052
                                                                   ------------
                                                                        505,971
                                                                   ------------
                 NETHERLANDS -- 2.5%
     4,088       Heineken NV ..................................         163,774
    12,701       VNU NV .......................................         363,672
                                                                   ------------
                                                                        527,446
                                                                   ------------
                 PORTUGAL -- 3.1%
    44,522       Banco Comercial Portugues SA .................         109,973
    37,947       Electricidade de Portugal (EDP) SA ...........         107,256
    35,725       Portugal Telecom SGPS SA .....................         399,512
    38,082       Sonae SGPS SA (a) ............................          43,523
                                                                   ------------
                                                                        660,264
                                                                   ------------
                 SINGAPORE -- 1.7%
    24,000       DBS Group Holdings Ltd. ......................         206,174
    19,000       United Overseas Bank Ltd. ....................         151,887
                                                                   ------------
                                                                        358,061
                                                                   ------------
                 SPAIN -- 4.9%
     1,958       Acerinox SA ..................................          95,838
    16,278       Banco Bilbao Vizcaya Argentaria SA ...........         215,443
    10,219       Iberdrola SA .................................         210,977
    33,688       Telefonica SA(a) .............................         509,624
                                                                   ------------
                                                                      1,031,882
                                                                   ------------
                 SWEDEN -- 3.6%
     3,245       Autoliv, Inc. - SDR ..........................         132,101
    76,153       Telefonaktiebolaget LM Ericsson - B Shares(a)          211,051
    47,427       Skandia Forsakrings AB .......................         187,411
     6,818       Volvo AB - B Shares ..........................         224,666
                                                                   ------------
                                                                        755,229
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                   VALUE
--------------------------------------------------------------------------------
                 SWITZERLAND -- 4.9%
     9,080       Compagnie Financiere Richemont AG ............      $  244,049
     8,342       Credit Suisse Group ..........................         289,074
     1,142       Nestle SA ....................................         291,168
     2,154       Roche Holding AG(a) ..........................         210,410
                                                                   ------------
                                                                      1,034,701
                                                                   ------------
                 TAIWAN -- 1.6%
   193,000       Chinatrust Financial Holding Company Ltd. ....         231,366
    54,240       Taiwan Semiconductor Manufacturing Company Ltd.(a)      98,768
                                                                   ------------
                                                                        330,134
                                                                   ------------
                 UNITED KINGDOM -- 17.5%
     8,541       Astrazeneca PLC ..............................         396,037
    66,476       Bae Systems PLC ..............................         245,873
    15,495       Diageo PLC ...................................         202,048
    20,430       HSBC Holdings PLC ............................         303,758
    17,619       Imperial Tobacco PLC .........................         385,011
    15,733       InterContinental Hotels Group PLC(a) .........         143,563
    56,579       Kingfisher PLC ...............................         300,773
    10,614       Next PLC .....................................         277,974
    27,233       Pearson PLC ..................................         309,560
    24,774       Reed Elsevier PLC ............................         219,231
    28,169       Shell Transport & Trading Company PLC ........         184,044
    25,014       Smith & Nephew PLC ...........................         246,410
   205,477       Vodafone Group PLC ...........................         487,150
                                                                   ------------
                                                                      3,701,432
                                                                   ------------

                 TOTAL COMMON STOCKS-- 97.9% (Cost $17,419,136)    $ 20,709,755

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.1% .         448,600
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 21,158,355
                                                                   ============


(a)  Non-income  producing  security.

ADR  - American Depository Receipt

SDR  - Swedish Depository Receipt

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2004 and 2003, proceeds from redemption fees total $400 and $40,984, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

----------------------------------------------------------------------------------------------------------------------

                                                                                          EXEMPT-
                                        YEARS       ORDINARY          LONG-TERM          INTEREST           TOTAL
                                        ENDED        INCOME          CAPITAL GAINS       DIVIDENDS       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                3/31/04     $ 1,584,645       $  2,991,258        $   --         $   4,575,903
                                       3/31/03     $ 1,721,820       $     --            $   --         $   1,721,820
----------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  3/31/04     $   127,664       $  1,325,502        $   --         $   1,453,166
                                       3/31/03     $   109,812       $     --            $   --         $     109,812
----------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     3/31/04     $      --         $     --            $ 1,211,959    $   1,211,959
                                       3/31/03     $      --         $     --            $ 1,349,803    $   1,349,803
----------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    3/31/04     $   150,544       $     --            $   --         $     150,544
                                       3/31/03     $   167,663       $     --            $   --         $     167,663
----------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2004 was as follows:

------------------------------------------------------------------------------------------------------------------

                                                      JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                       BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                         FUND            FUND        VIRGINIA FUND    EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ....................   $ 52,831,489    $ 41,535,945    $ 31,134,414    $ 17,881,047
                                                     ============    ============    ============    ============
Gross unrealized appreciation ....................   $ 11,346,740    $  9,203,868    $  2,126,559    $  3,441,427
Gross unrealized depreciation ....................       (403,722)       (461,350)        (23,921)       (612,719)
                                                     ------------    ------------    ------------    ------------
Net unrealized appreciation on investments .......   $ 10,943,018    $  8,742,518    $  2,102,638    $  2,828,708
Net unrealized appreciation on translation of
assets and liabilities in foreign currencies .....           --              --              --             1,396
Undistributed ordinary income ....................         24,777            --            28,052          18,572
Undistributed long-term gains ....................         96,632          86,733            --              --
Capital loss carryforwards .......................           --              --           (79,673)    (19,373,636)
Other temporary differences ......................       (119,617)        (86,733)        (28,052)           --
                                                     ------------    ------------    ------------    ------------
Total distributable earnings (accumulated deficit)   $ 10,944,810    $  8,742,518    $  2,022,965    $(16,524,960)
                                                     ============    ============    ============    ============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2004, The Jamestown Balanced Fund, The Jamestown Equity Fund and the The Jamestown Tax Exempt Virginia Fund utilized capital loss carryforwards of $24,709, $27,179 and $126,089, respectively, to offset current year realized gains.

As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                            AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund       $     79,673            2009

Jamestown International Equity Fund      $  4,874,364            2010
                                           13,878,931            2011
                                              620,341            2012
                                         ------------
                                         $ 19,373,636
                                         ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2004, The Jamestown Balanced Fund reclassified $153,385 of overdistributed net investment income against accumulated net realized gains and The Jamestown Tax Exempt Virginia Fund reclassified $11,077 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

2.  INVESTMENT  TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2004:

------------------------------------------------------------------------------------------------------------------
                                                 JAMESTOWN         JAMESTOWN        JAMESTOWN         JAMESTOWN
                                                  BALANCED           EQUITY         TAX EXEMPT      INTERNATIONAL
                                                    FUND              FUND         VIRGINIA FUND     EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities .........  $   21,809,602     $  25,183,325     $ 14,641,690    $  17,589,168
                                              ==============     =============     ============    =============
Proceeds from sales and maturities
 of investment securities ..................  $   28,742,715     $  23,067,148     $ 15,668,969    $  26,531,579
                                              ==============     =============     ============    =============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $17,601 and $91,144, respectively, of such Funds' investment advisory fees during the year ended March 31, 2004.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.  DIRECTED BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $28,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2004.

5.  FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

upon  entering   into  these   contracts   from  the   potential   inability  of
counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2004, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

5.  CONTINGENCIES  AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:



                                                                                   POSITION HELD               LENGTH OF
TRUSTEE                                ADDRESS                               AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.              931 Broad Street Road                  67   Chairman and                Since
                                       Manakin-Sabot, VA                           Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III              1802 Bayberry Court, Suite 400         67   Trustee and                 Since
                                       Richmond, VA                                Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                         800 Main Street                        50   Trustee                     Since
                                       Lynchburg, VA                                                           September 1988
-----------------------------------------------------------------------------------------------------------------------------
 J. Finley Lee                         200 Westminster Drive                  64   Trustee                     Since
                                       Chapel Hill, NC                                                         September 1988
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell                      150 Government Street                  54   Trustee                     Since
                                       Mobile, AL                                                              June 1991
-----------------------------------------------------------------------------------------------------------------------------
 Richard L. Morrill                    University of Richmond                 64   Trustee                     Since
                                       Richmond, VA                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette                 100 Jacintopport Boulevard             44   Trustee                     Since
                                       Saraland, AL                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.                    47 Willway Avenue                      71   Trustee                     Since
                                       Richmond, VA                                                            July 1997
-----------------------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III                    2300 Clarendon Boulevard, Suite 407    68   Trustee                     Since
                                       Arlington, VA                                                           November 1988
-----------------------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III               1802 Bayberry Court, Suite 400         39   President, Jamestown        Since
                                       Richmond, VA                                Balanced Fund,              January 1996
                                                                                   Equity Fund and
                                                                                   International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson                    1802 Bayberry Court, Suite 400         45   President, Jamestown        Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    March 1995
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.             1802 Bayberry Court, Suite 400         56   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           February 2002
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Connie R. Taylor                      1802 Bayberry Court, Suite 400         54   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           March 1993
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Pamela C. Simms                       1802 Bayberry Court, Suite 400         43   Vice President, Jamestown   Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey                      135 Merchant Street, Suite 230         47   Vice President              Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 Mark J. Seger                         135 Merchant Street, Suite 230         42   Treasurer                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 John F. Splain                        135 Merchant Street, Suite 230         47   Secretary                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm). Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirment System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2004. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,584,645, $127,664 and $150,544, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2004, 100% and 39% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

Additionally, The Jamestown International Equity Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended March 31, 2004 is $83,088. The foreign source income for information purposes is $543,015.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

================================================================================



                              THE JAMESTOWN FUNDS
                              Investment Advisor
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O.  Box  46707
                              Cincinnati,   Ohio  45246-0707
                              (Toll-Free)   1-866-738-1126

                              INDEPENDENT AUDITORS
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's website at http://www.sec.gov.


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2004


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ......................   2
DESCRIPTION OF BOND RATINGS ............................................   9
INVESTMENT LIMITATIONS .................................................  11
TRUSTEES AND OFFICERS ..................................................  13

INVESTMENT ADVISER AND SUB-ADVISOR .....................................  18
ADMINISTRATOR ..........................................................  20
DISTRIBUTOR ............................................................  21

OTHER SERVICE PROVIDERS ................................................  21

PORTFOLIO SECURITIES AND BROKERAGE .....................................  22
SPECIAL SHAREHOLDER SERVICES ...........................................  23
PURCHASE OF SHARES .....................................................  24
REDEMPTION OF SHARES ...................................................  25
NET ASSET VALUE DETERMINATION ..........................................  26

FUND EXPENSES ..........................................................  26

ADDITIONAL TAX INFORMATION .............................................  27

GENERAL INFORMATION ABOUT THE TRUST ....................................  29

CALCULATION OF PERFORMANCE DATA ........................................  31
FINANCIAL STATEMENTS AND REPORTS .......................................  33
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................  34

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                           Length of       Position(s) Held   Principal Occupation(s) During           Complex
Name, Address and Age                     Time Served          with Trust             Past 5 Years and               Overseen by
                                                                             Directorships of Public Companies          Trustee
-----------------------------------------------------------------------------------------------------------------------------------

*Austin Brockenbrough III (age 67)             Since           Trustee;      President and Managing Director of            11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager);
                                                                             Trustee of University of Richmond

*John T. Bruce (age 50)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   FBP Value Fund
                                                                and FBP
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 67)             Since           Chairman      Retired physician; retired President          11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 55)                     Since           Trustee;      Principal of T. Leavell & Associates,         11
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 64)                    Since            Trustee      Julian Price Professor Emeritus,              11
200 Westminster Drive                      September 1988                    University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                    Since            Trustee      Chancellor  of the University of              11
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 44)                 Since            Trustee      President of Marshall Biscuit Co.             11
100 Jacintoport Boulevard                    March 1993                      Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                      Inc. (airplane fueling); Director of
                                                                             BancTrust Financial Group, Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                    Since            Trustee      Retired Managing Director of Equities         11
47 Willway Avenue                            July 1997                       of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 68)                    Since            Trustee      Senior Vice President and General             11
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside Associates, Inc.
Arlington, Virginia 22201                                                    (state government relations); Director
                                                                             of The Swiss Helvetia Fund, Inc.
                                                                             (closed-end investment company)



                                                           14


EXECUTIVE OFFICERS:
John P. Ackerly IV (age 41)            Since                  Vice President of        Senior Vice President of Davenport &
One James Center, 901 E. Cary St.      November 1997      The Davenport Equity Fund    Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 59)          Since                     President of          Executive Vice President of Davenport &
One James Center, 901 E. Cary St.      November 1997      The Davenport Equity Fund    Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 38)       Since              President of The Jamestown   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         January 1996      Balanced Fund, The Jamestown  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Equity Fund and The Jamestown
                                                          International Equity Fund

Robert G. Dorsey (age 47)              Since                   Vice President          Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230         November 2000                                   LLC (a registered transfer agent) and
Cincinnati, Ohio 45246                                                                 Ultimus Fund Distributors, LLC
                                                                                       (a registered broker-dealer)

John M. Flippin (age 62)               Since                   Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988         FBP Value Fund and       Lynchburg, Virginia
Lynchburg, Virginia 24504                                     FBP Balanced Fund

Beth Ann Gustafson (age 45)            Since                      President of         Vice President of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         March 1995          The Jamestown Tax Exempt    Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                        Virginia Fund

Timothy S. Healey (age 51)             Since                 Vice President of The     Principal of  T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305            January 1995       Government Street Mid-Cap    Mobile, Alabama
Birmingham, Alabama 35223                                  Fund and The Alabama Tax
                                                                Free Bond Fund

Mary Shannon Hope (age 40)             Since                Vice President of The      Vice President and Portfolio Manager of
150 Government Street                  February 2004     Government Street Bond Fund   T. Leavell & Associates, Inc.,
Mobile, Alabama 36602                                                                  Mobile, Alabama

J. Lee Keiger III (age 49)             Since                 Vice  President  of       Senior Vice President of Davenport &
One James  Center,  901 E. Cary St.    November  1997      The Davenport Equity Fund   Company LLC,  Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 61)             Since                 Vice President of The     President of T. Leavell & Associates, Inc.,
150 Government Street                  February 2004    Government Street Equity Fund  Mobile, Alabama
Mobile, Alabama 36602                                     and The Government Street
                                                                 Mid-Cap Fund

R. Gregory Porter III (age 63)         Since                   Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988         FBP Value Fund and       Lynchburg, Virginia
Lynchburg, Virginia 24504                                     FBP Balanced Fund

Mark J. Seger (age 42)                 Since                       Treasurer           Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230         November 2000                                   LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)               Since                   Vice President of       Account Administrator of Lowe,
1802 Bayberry Court, Suite 400         February 2003      The Jamestown Tax Exempt     Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        Virginia Fund          Richmond, Virginia

John F. Splain  (age 47)               Since                      Secretary            Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230         November 2000                                   LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 53)              Since                 Vice President of The     Account Administrator of Lowe,
1802 Bayberry Court, Suite 400         March 1993       Jamestown Balanced Fund and    Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        The Jamestown          Richmond, Virginia
                                                                 Equity Fund

Lawrence B. Whitlock, Jr. (age 56)     Since                Vice President of The      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         February 2002    Jamestown Balanced Fund and    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                        The Jamestown
                                                                 Equity Fund



                                                                  15



* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt
III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.


                                                                                        Aggregate Dollar
                                                                                Range of Shares of All Registered
                                               Dollar Range of                   Investment Companies Overseen by
                                           Shares of the Fund Owned              Trustee in Family of Investment
Name of Trustee                                   by Trustee                                Companies
------------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                      $50,001--$100,000                           Over $100,000
Richard Mitchell                                     None                                 Over $100,000
Independent Trustees:
J. Finley Lee, Jr.                             $10,001--$50,000                           Over $100,000
Richard L. Morrill                             $10,001--$50,000                           Over $100,000
Harris V. Morrissette                                None                                 Over $100,000
Erwin H. Will, Jr.                                   None                                 Over $100,000

Samuel B. Witt III                                   None                                  $1--$10,000

As of July 15, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.2% of the then outstanding shares of the Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,368              None                None              $ 14,000
J. Finley Lee, Jr.                  1,941              None                None                20,000
Richard L. Morrill                  1,941              None                None                20,000
Harris V. Morrissette               1,941              None                None                20,000
Erwin H. Will, Jr.                  1,941              None                None                20,000
Samuel B. Witt III                  2,227              None                None                23,000


                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2005 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2004, 2003 and 2002, the Fund paid the Adviser advisory fees of $144,278 (which was net of voluntary fee waivers of $91,144), $215,944 (which was net of voluntary fee waivers of $99,587) and $446,381 (which was net of voluntary fee waivers of $68,062), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.


The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser has arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Fund, may compensate these organizations for their sales-related services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2005 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own a controlling interest in Oechsle Group, LLC: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. FleetBoston Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.


Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2004, 2003 and 2002 was $72,139, $107,972 and $223,190, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

In approving the most recent annual continuance of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the Sub-Advisor and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser and the Sub-Advisor.

The Trustees' evaluation of the quality of the Adviser's and the Sub-Advisor's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and the Sub-Advisor and their financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser and the Sub-Advisor, such as the benefits of research made available to the Adviser and the Sub-Advisor by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement and the Sub-Advisory Agreement without modification to their terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and

Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2004,  2003 and 2002, the Fund paid fees to
the   Administrator   and/or   Integrated  of  $47,172,   $61,128  and  $95,331,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Fund was $71,183, $78,096 and $146,705, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.


While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Sub-Advisor, be allocated to those brokers or dealers that provide the Sub-Advisor with research services. The types of research services that the Sub-Advisor may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.


CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-866-738-1126. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.


There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.


                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2004, the Fund had capital loss carryforwards for federal income tax purposes of $19,373,636, of which $4,874,364 expire March 31, 2010, $13,878,931 expire March 31, 2011 and $620,341 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.


SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.


Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES. As of July 15, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 27.5% of the outstanding shares of the Fund; Westminster Canterbury Foundation, P.O. Box 26665, Richmond, Virginia 23261, owned of record 6.7% of the outstanding shares of the Fund; and CG Trust Co. FBO Oechsle International Advisors, LLC, One International Place, Boston Massachusetts 02110, owned of record 8.2% of the outstanding shares of the Fund.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2004:

                                                              Since Inception
                                        One Year   Five Years (April 16, 1996)
                                        --------   ---------- ----------------
Return Before Taxes ...................   50.22%     -3.11%         2.16%
Return After Taxes on Distributions ...   50.06%     -4.01%         1.47%
Return After Taxes on Distributions
 and Sale of Fund Shares ..............   32.80%     -2.75%         1.70%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.


From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.



                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


As adopted May 5, 2003

                       OECHSLE INTERNATIONAL ADVISORS, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

     On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

     Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

                                GENERAL STATEMENT

     Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

     The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

                                 CORE PRINCIPLES

UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

PREDETERMINED VOTING. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed not to sufficiently uphold shareholder interests).

CLIENT ORIENTED. Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

     o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1.

     o A principal or other employee of Oechsle has inappropriate contact with proxy proposal proponents, corporate directors or candidates for directorship for purposes of influencing the voting of proxies.

     o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

     o    Voting  in   accordance   with  the   predetermined   guidelines   and
          recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and


----------------------------------
1 Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

          directives of the client. In the instance of deviation from the predetermined guidelines and recommendations of Oechsle's third party proxy voting service, Oechsle requires documentation of the matter, certification of the rationale and authorization of the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

     o Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Director of Compliance
          conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer soliciting proxies of securities that are held in client accounts including: board members, corporate directors, candidates for directorships or other proxy proposal proponents.

     o Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Director of Compliance of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

LIMITATIONS:  Oechsle assumes no responsibility for proxy voting when:

     o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

     o The securities have been sold short as permitted under the guidelines of a client account.

     o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

     o With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

     o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

     o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

     o Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

BASIS FOR FORMULATION. Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service (which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service because the third party proxy service has formulated global guidelines and procedures that are based on the maximization of shareholder interests and specific guidelines and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors.

Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

     o    Execution of the proxy voting process and program.

     o    Monitoring the status of operations.

     o    Resolving issues and concerns that arise in the course of operations.

     o Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

     o    Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

     WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC
                  Att:  Proxy Coordinator
                  One International Place, 23rd Floor
                  Boston, MA 02110

     EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

     CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

     CLIENTS. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

     The information to be supplied is:

     o    The name of the issuer of the security.

     o    The exchange ticker symbol of the portfolio security.

     o    The shareholder meeting date.

     o    A brief identification of the matter voted on.

     o    Whether the matter was proposed by an issuer or by a security holder.

     o    Whether a vote was cast.

     o    How the vote was cast, i.e., for, against or abstain.

     o    Whether the vote was for or against management.

     THIRD PARTIES. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

RESPONSIBILITY AND OVERSIGHT

DESIGNATED RESPONSIBILITY: Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

     o The PROXY COORDINATOR is to administer and manage the proxy voting process and program.

     o The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

     o COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

     o The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program..

     o The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR DIRECTOR OF COMPLIANCE, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, authorize or deny deviations from predetermined guidelines and / or recommendations and report to the EXECUTIVE COMMITTEE as necessary.

SPECIFIC DUTIES AND RESPONSIBILITIES.

THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

     o Manage the relationship with the independent third party proxy service provider.

     o Administer the process by performing certain functions, including but not limited to:

     o Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

     o Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

     o Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

     o Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

     o If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Director of Compliance; and be accompanied by supplemental research, if any.

     o    Instruct the third party proxy service of the vote to be cast.

     o    Ensure records are properly maintained.

     o Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to : the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

     o Inform the Chief Operating Officer, General Counsel or the Director of Compliance of issues and concerns as necessary and assist in the resolution of issues.

     o Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

     o    Fulfill requests for these Policies and Procedures.

     o    Fulfill and maintain records of client requests for proxy votes.

PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

-----------------------------------
2 The Proxy Coordinator will be apprised by the Director of Compliance of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

     o Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The DIRECTOR OF COMPLIANCE assists in the resolution of issues involving conflicts of interest. The Director of Compliance will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Director of Compliance or the Executive Committee as necessary.

The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND DIRECTOR OF COMPLIANCE. The Chief Operating Officer, General Counsel and Director of Compliance are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

PROCEDURES

PROCESS FOR THE VOTING OF PROXIES.

AUTHORIZATION TO VOTE: As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

INTERACTION WITH THIRD PARTY VOTING SERVICE: The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots and contacts custodians for missing proxies.

REVIEW: The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The Proxy Coordinator shall review for conflicts of interest and notify the Chief Operating Officer, General Counsel or the Director of Compliance regarding any perceived conflicts of interest and participate as needed in resolution of the issue.

 If  informed  by  the  Proxy   Consultant  of  the  need  to  depart  from  the
predetermined guidelines and / or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required certifications, authorizations and supplemental research from the Proxy Consultant, if any.

VOTE: The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner.

DOCUMENTATION / REPORTS: The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of he Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

The Proxy Coordinator shall retain a copy of the annual report to the TBAC

RECORD KEEPING:  Oechsle shall maintain the following records:

     1. A copy of these Policies and Procedures;

     2. A record of each proxy statement received.

     3. A record of each vote cast.

     4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant

     5. Each written client request for proxy voting records and the response to any client request for such records.

The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of five years.

================================================================================



                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS


                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                  ANNUAL REPORT


                                 MARCH 31, 2004



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA




================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2004
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of The Jamestown Funds for the fiscal year ended March 31, 2004.

THE  JAMESTOWN  BALANCED  FUND
For the fiscal year ending March 31, 2004, The Jamestown Balanced Fund had a return of 20.3% compared to the Lipper Balanced Fund Index of 25.1%. The Lehman Intermediate Bond Index rose 5.3% as interest rates fell over the twelve-month period. The S&P 500 Index enjoyed strong performance with a return of 35.1% during the year. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity and fixed income markets were generally led higher by lower quality securities.

The Jamestown Balanced Fund focuses on higher quality equity and fixed income securities, and this hurt relative performance for the year. The equity portion of the Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities and higher quality fixed income investments owned by the Fund. We believe equities can deliver returns more in line with the lower level of earnings growth that we envision over the next year. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. This will lead interest rates to higher levels pressuring returns from fixed income. Accordingly, at the end of March 2004, The Jamestown Balanced Fund had .2% in cash, 30.1% in fixed income, and 69.6% in equities. The fixed income portion of the Fund continues to maintain a duration below that of the Lehman Intermediate Bond Index.

In the past year, this shorter duration hurt performance of the Fund relative to the Index as rates continued to move down. The Fund is overweighted in mortgages and agency securities at the expense of Treasuries. The equity portion of the Fund is overweighted in the Information Technology and Industrial sectors, as we believe that capital spending will remain strong through the end of 2004. Our technology holdings are a blend of more traditional, cyclical companies and more stable service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. Industrial companies are beginning to see a broadbased pick-up across their business lines and are beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Balanced Fund returned 1.2% on an annualized basis for the five years ending March 31, 2004, compared to a return of 3.1% for the Lipper Balanced Index. For the ten-year period, the Fund generated a return of 8.7% versus 8.9% for the Lipper Balanced Index.

The total assets of your fund were almost $64 million as of March 31, 2004.

THE JAMESTOWN EQUITY FUND
For the fiscal year ending March 31, 2004, The Jamestown Equity Fund had a return of 30.1% compared to 35.1% for the S&P 500 Index and 30.1% for the Lipper Large Cap Core Index. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate, and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity markets were generally led higher by lower quality securities.

The Jamestown Equity Fund focuses on higher quality securities and this hurt performance relative to the S&P 500 for the year. The Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities owned by the Fund.

The performance of the Fund was helped by good sector selection in the past twelve months. The primary benefit came from not owning any Communication Services companies as this sector significantly underperformed the market. While we were slightly overweighted in the Information Technology sector, the Fund was hurt by stock selection primarily in this sector as the market migrated to the most aggressive companies coming out of the economic downturn. The Fund continues to be overweighted in the Information Technology sector. However, we are maintaining a balance between more cyclical companies and stable, service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. The Fund is also overweighted in Industrial companies as they are experiencing a broadbased pick-up across their business lines. These companies are also beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Equity Fund returned -1.6% on an annualized basis for the five years ending March 31, 2004, compared to a return of -1.7% for the Lipper Large Cap Core Index. For the ten-year period, the fund generated a return of 9.1% versus 9.8% for the Lipper Large Cap Core Index.

The total assets of your fund were $50.2 million as of March 31, 2004.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
For the fiscal year ended March 31, 2004, The Jamestown Tax Exempt Virginia Fund had a total return of 3.61% compared to 4.53% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index rose 5.86% as interest rates declined and the yield curve remained steep over the twelve-month period. As of March 31, 2004, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 5.0 years and a current yield of 2.88%, which produced a tax equivalent yield of 4.43% (assuming a maximum 35.0% federal tax rate).

We continue to maintain a defensive posture, given our expectations for higher interest rates. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. The Jamestown Tax Exempt Virginia Fund continues to maintain a duration well below that of the Lehman Municipal Bond Index. During the past fiscal year, this shorter duration hurt the performance of the Fund relative to the Index as interest rates continued to move lower.

The Jamestown Tax Exempt Virginia Fund returned 4.73% on an annualized basis for the five years ended March 31, 2004, versus 5.02% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.29%, as compared to the 5.55% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $33.6 million as of March 31, 2004.

THE JAMESTOWN  INTERNATIONAL EQUITY FUND
For the year ending March 31, 2004, The Jamestown International Equity Fund had a return of 50.2% versus 57.5% for the EAFE Index. International equities performed very strongly in the recovery beginning in March 2003. International equity returns were also helped by the falling US dollar during the year.
Emerging markets delivered the best returns as investors became less risk averse. The Morgan Stanley Emerging Markets Index was up 77.4% during the past twelve months and the Fund's exposure helped performance. The Fund was hurt during the year by Oechsle International Advisors' focus on investing in growth-oriented securities, which lagged their value counterparts in the past twelve months. International equities, in general, and growth equities in particular, are now trading at attractive relative valuations. During the past twelve months, the EAFE Value Index rose 66.9% and the EAFE Growth Index increased 49.6%.

Global economies appear to be moving from a recovery phase to synchronized expansion. The Japanese economy, boosted by strong export growth to China and improving domestic demand, is experiencing the first sustainable improvements in wages and employment in years. Oechsle has the portfolio positioned for better global economic growth with a significant overweight in the Consumer Discretionary sector. Consumers in the U.S. were very resilient during the recent economic downturn. However, consumers in many international economies pulled back on their spending levels, and Oechsle believes that there is some pent-up demand as these consumers gain more confidence in the recovery. The Fund has 42.2% invested in Continental Europe, 17.5% in the United Kingdom, 22.5% in Japan, 4.9% in the Pacific Basin outside of Japan, and 10.8% in emerging markets.

The Jamestown International Equity Fund returned -3.1% on an annualized basis for the five years ending March 31, 2004 compared to a return of 0.5% for the EAFE Index. Since inception (April 16, 1996), the Fund generated a return of 2.5% versus 3.5% for the EAFE Index.

The total assets of your fund were $21.2 million as of March 31, 2004.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                                      THE JAMESTOWN BALANCED FUND
                                      ---------------------------

               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
              BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                          THE JAMESTOWN BALANCED FUND:
              ----------------------------                          ----------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -1.58%          10,000
       06/30/94           0.42%          10,042              06/30/94         0.91%          10,091
       09/30/94           4.88%          10,532              09/30/94         1.64%          10,256
       12/31/94          -0.02%          10,530              12/31/94        -0.83%          10,171
       03/31/95           9.74%          11,556              03/31/95         8.67%          11,053
       06/30/95           9.55%          12,659              06/30/95         7.60%          11,893
       09/30/95           7.95%          13,665              09/30/95         5.50%          12,547
       12/31/95           6.02%          14,488              12/31/95         4.75%          13,143
       03/31/96           5.37%          15,265              03/31/96         3.27%          13,573
       06/30/96           4.49%          15,950              06/30/96         3.05%          13,987
       09/30/96           3.09%          16,443              09/30/96         2.41%          14,324
       12/31/96           8.34%          17,814              12/31/96         6.21%          15,214
       03/31/97           2.68%          18,291              03/31/97         0.18%          15,241
       06/30/97          17.46%          21,485              06/30/97        11.31%          16,965
       09/30/97           7.49%          23,094              09/30/97         4.97%          17,808
       12/31/97           2.87%          23,757              12/31/97         2.43%          18,241
       03/31/98          13.95%          27,071              03/31/98        10.65%          20,184
       06/30/98           3.30%          27,965              06/30/98         0.53%          20,290
       09/30/98          -9.95%          25,183              09/30/98        -8.80%          18,505
       12/31/98          21.30%          30,547              12/31/98        16.58%          21,573
       03/31/99           4.98%          32,069              03/31/99         0.63%          21,709
       06/30/99           7.05%          34,329              06/30/99         3.09%          22,380
       09/30/99          -6.24%          32,186              09/30/99        -2.84%          21,744
       12/31/99          14.88%          36,974              12/31/99        10.59%          24,047
       03/31/00           2.29%          37,822              03/31/00         4.63%          25,160
       06/30/00          -2.66%          36,816              06/30/00         1.38%          25,507
       09/30/00          -0.97%          36,460              09/30/00        -2.92%          24,763
       12/31/01          -7.81%          33,612              12/31/00        -2.06%          24,253
       03/31/01         -11.86%          29,626              03/31/01        -9.38%          21,978
       06/30/01           5.85%          31,360              06/30/01         1.00%          22,197
       09/30/01         -14.68%          26,756              09/30/01        -9.49%          20,091
       12/31/01          10.69%          29,615              12/31/01         7.10%          21,517
       03/31/02           0.27%          29,696              03/31/02        -1.15%          21,270
       06/30/02         -13.40%          25,717              06/30/02        -4.44%          20,325
       09/30/02         -17.28%          21,273              09/30/02        -7.39%          18,823
       12/31/02           8.44%          23,069              12/31/02         2.41%          19,277
       03/31/03          -3.15%          22,342              03/31/03        -0.76%          19,131
       06/30/03          15.39%          25,781              06/30/03         9.23%          20,896
       09/30/03           2.65%          26,463              09/30/03         0.60%          21,022
       12/31/03          12.18%          29,686              12/31/03         6.76%          22,443
       03/31/04           1.69%          30,188              03/31/04         2.54%          23,013


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                       Average  Annual  Total  Returns(a)
                                        (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Balanced Fund             20.29%         1.17%         8.69%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         THE JAMESTOWN EQUITY FUND
                                         -------------------------


               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
               EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                             THE JAMESTOWN EQUITY FUND:
              ----------------------------                             --------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -0.82%          10,000
       06/30/94           0.42%          10,042              06/30/94         1.64%          10,164
       09/30/94           4.88%          10,532              09/30/94         1.70%          10,336
       12/31/94          -0.02%          10,530              12/31/94        -1.35%          10,196
       03/31/95           9.74%          11,556              03/31/95        10.17%          11,233
       06/30/95           9.55%          12,659              06/30/95         8.46%          12,183
       09/30/95           7.95%          13,665              09/30/95         6.80%          13,011
       12/31/95           6.02%          14,488              12/31/95         5.22%          13,690
       03/31/96           5.37%          15,265              03/31/96         5.03%          14,378
       06/30/96           4.49%          15,950              06/30/96         4.05%          14,960
       09/30/96           3.09%          16,443              09/30/96         2.74%          15,371
       12/31/96           8.34%          17,814              12/31/96         7.83%          16,574
       03/31/97           2.68%          18,291              03/31/97         0.00%          16,574
       06/30/97          17.46%          21,485              06/30/97        15.33%          19,114
       09/30/97           7.49%          23,094              09/30/97         5.99%          20,259
       12/31/97           2.87%          23,757              12/31/97         2.70%          20,805
       03/31/98          13.95%          27,071              03/31/98        14.51%          23,823
       06/30/98           3.30%          27,965              06/30/98        -0.15%          23,788
       09/30/98          -9.95%          25,183              09/30/98       -14.56%          20,325
       12/31/98          21.30%          30,547              12/31/98        26.90%          25,792
       03/31/99           4.98%          32,069              03/31/99         0.06%          25,807
       06/30/99           7.05%          34,329              06/30/99         5.45%          27,213
       09/30/99          -6.24%          32,186              09/30/99        -4.62%          25,955
       12/31/99          14.88%          36,974              12/31/99        15.92%          30,087
       03/31/00           2.29%          37,822              03/31/00         6.39%          32,011
       06/30/00          -2.66%          36,816              06/30/00         1.65%          32,540
       09/30/00          -0.97%          36,460              09/30/00        -5.56%          30,731
       12/31/00          -7.81%          33,612              12/31/01        -3.78%          29,571
       03/31/01         -11.86%          29,626              03/31/01       -15.01%          25,131
       06/30/01           5.85%          31,360              06/30/01         1.35%          25,471
       09/30/01         -14.68%          26,756              09/30/01       -16.33%          21,312
       12/31/01          10.69%          29,615              12/31/01        11.31%          23,723
       03/31/02           0.27%          29,696              03/31/02        -1.92%          23,267
       06/30/02         -13.40%          25,717              06/30/02        -8.48%          21,295
       09/30/02         -17.28%          21,273              09/30/02       -14.65%          18,174
       12/31/02           8.44%          23,069              12/31/02         3.25%          18,766
       03/31/03          -3.15%          22,342              03/31/03        -2.22%          18,348
       06/30/03          15.39%          25,781              06/30/03        13.61%          20,846
       09/30/03           2.65%          26,463              09/30/03         0.79%          21,011
       12/31/03          12.18%          29,686              12/31/03        10.45%          23,208
       03/31/04           1.69%          30,188              03/31/04         2.86%          23,871

                CONSUMER PRICE INDEX:

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/04          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                        Average  Annual  Total  Returns(a)
                                         (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Equity Fund               30.10%        (1.55%)        9.09%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                    --------------------------------------

                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
                                    AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


              LEHMAN MUNICIPAL BOND INDEX:                 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
              ----------------------------                 --------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -5.49%          10,000              03/31/94        -4.35%          10,000
       06/30/94           1.11%          10,111              06/30/94         0.79%          10,079
       09/30/94           0.68%          10,180              09/30/94         0.72%          10,152
       12/31/94          -1.44%          10,034              12/31/94        -0.80%          10,071
       03/31/95           7.07%          10,743              03/31/95         4.73%          10,547
       06/30/95           2.41%          11,002              06/30/95         2.21%          10,781
       09/30/95           2.87%          11,318              09/30/95         1.98%          10,994
       12/31/95           4.13%          11,785              12/31/95         2.78%          11,300
       03/31/96          -1.20%          11,644              03/31/96        -0.59%          11,233
       06/30/96           0.76%          11,732              06/30/96         0.63%          11,304
       09/30/96           2.29%          12,001              09/30/96         1.65%          11,490
       12/31/96           2.55%          12,307              12/31/96         2.15%          11,738
       03/31/97          -0.24%          12,277              03/31/97        -0.10%          11,726
       06/30/97           3.44%          12,700              06/30/97         2.69%          12,042
       09/30/97           3.02%          13,083              09/30/97         2.12%          12,297
       12/31/97           2.71%          13,438              12/31/97         2.20%          12,567
       03/31/98           1.15%          13,592              03/31/98         0.78%          12,665
       06/30/98           1.52%          13,799              06/30/98         1.18%          12,814
       09/30/98           3.07%          14,223              09/30/98         2.95%          13,192
       12/31/98           0.60%          14,308              12/31/98         0.41%          13,247
       03/31/99           0.89%          14,435              03/31/99         0.32%          13,288
       06/30/99          -1.77%          14,180              06/30/99        -1.54%          13,084
       09/30/99          -0.40%          14,123              09/30/99        -0.06%          13,077
       12/31/99          -0.78%          14,013              12/31/99        -0.46%          13,016
       03/31/00           2.92%          14,422              03/31/00         2.14%          13,294
       06/30/00           1.51%          14,640              06/30/00         1.11%          13,442
       09/30/00           2.42%          14,994              09/30/00         2.02%          13,714
       12/31/00           4.37%          15,649              12/31/00         3.44%          14,185
       03/31/01           2.23%          15,998              03/31/01         2.12%          14,486
       06/30/01           0.66%          16,104              06/30/01         0.47%          14,555
       09/30/01           2.80%          16,555              09/30/01         2.29%          14,889
       12/31/01          -0.61%          16,454              12/31/01        -0.49%          14,816
       03/31/02           0.94%          16,609              03/31/02         0.77%          14,930
       06/30/02           3.66%          17,216              06/30/02         3.14%          15,398
       09/30/02           4.75%          18,034              09/30/02         4.15%          16,037
       12/31/02          -0.07%          18,022              12/31/02         0.09%          16,051
       03/31/03           1.21%          18,239              03/31/03         0.68%          16,161
       06/30/03           2.57%          18,708              06/30/03         2.03%          16,489
       09/30/03           0.08%          18,723              09/30/03        -0.09%          16,474
       12/31/03           1.37%          18,979              12/31/03         0.66%          16,583
       03/31/04           1.73%          19,308              03/31/04         0.97%          16,743



    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
    ----------------------------------------
                       QTRLY
         DATE          RETURN       BALANCE
         ----          ------       -------
       03/31/94       -3.89%         10,000
       06/30/94        0.92%         10,092
       09/30/94        0.59%         10,152
       12/31/94       -1.12%         10,038
       03/31/95        4.98%         10,538
       06/30/95        2.25%         10,774
       09/30/95        2.40%         11,033
       12/31/95        2.68%         11,329
       03/31/96       -0.54%         11,267
       06/30/96        0.44%         11,317
       09/30/96        1.83%         11,525
       12/31/96        2.20%         11,779
       03/31/97       -0.02%         11,776
       06/30/97        2.64%         12,088
       09/30/97        2.45%         12,384
       12/31/97        2.16%         12,651
       03/31/98        0.96%         12,772
       06/30/98        1.22%         12,928
       09/30/98        2.78%         13,286
       12/31/98        0.57%         13,362
       03/31/99        0.56%         13,436
       06/30/99       -1.67%         13,211
       09/30/99        0.06%         13,220
       12/31/99       -0.31%         13,178
       03/31/00        1.76%         13,411
      6/30/2000        1.21%         13,573
       09/30/00        2.09%         13,857
       12/31/00        3.35%         14,321
       03/31/01        2.26%         14,645
       06/30/01        0.74%         14,753
       09/30/01        2.59%         15,135
       12/31/01       -0.84%         15,008
       03/31/02        0.72%         15,116
       06/30/02        3.54%         15,651
       09/30/02        3.87%         16,257
       12/31/02        0.02%         16,261
       03/31/03        0.99%         16,421
       06/30/03        2.20%         16,782
       09/30/03        0.20%         16,816
       12/31/03        0.91%         16,969
       03/31/04        1.16%         17,166

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average  Annual  Total  Returns(a)
                                            (for years ended March 31, 2004)

                                           1 YEAR        5 YEARS       10 YEARS

The Jamestown Tax Exempt Virginia Fund      3.61%          4.73%         5.29%

Lipper Intermediate Municipal Fund Index    4.53%          5.02%         5.55%

Lehman Municipal Bond Index                 5.86%          5.99%         6.80%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


                             JAMESTOWN INTERNATIONAL EQUITY FUND
                             -----------------------------------

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


            MORGAN STANLEY EUROPE, AUSTRALIA
            AND FAR EAST INDEX (EAFE INDEX):               THE JAMESTOWN INTERNATIONAL EQUITY FUND:
            ------------------------------                 ---------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       04/30/96                          10,000              04/16/96                        10,000
       06/30/96          -1.29%           9,871              06/30/96        -1.80%           9,820
       09/30/96          -0.12%           9,859              09/30/96        -2.86%           9,539
       12/31/96           1.59%          10,016              12/31/96         2.41%           9,769
       03/31/97          -1.56%           9,860              03/31/97         0.83%           9,850
       06/30/97          12.97%          11,138              06/30/97        15.80%          11,407
       09/30/97          -0.71%          11,059              09/30/97         4.32%          11,899
       12/31/97          -7.83%          10,193              12/31/97        -7.69%          10,984
       03/31/98          14.71%          11,693              03/31/98        16.28%          12,773
       06/30/98           1.06%          11,817              06/30/98         4.68%          13,370
       09/30/98         -14.21%          10,138              09/30/98       -13.79%          11,527
       12/31/98          20.66%          12,232              12/31/98        18.11%          13,615
       03/31/99           1.39%          12,402              03/31/99         1.94%          13,879
       06/30/99           2.54%          12,717              06/30/99         4.40%          14,490
       09/30/99           4.40%          13,277              09/30/99         6.04%          15,366
       12/31/99          16.99%          15,532              12/31/99        23.70%          19,008
       03/31/00          -0.10%          15,517              03/31/00         1.75%          19,341
       06/30/00          -3.96%          14,902              06/30/00        -8.58%          17,682
       09/30/00          -8.06%          13,701              09/30/00        -8.12%          16,245
       12/31/00          -2.69%          13,333              12/31/00        -6.88%          15,128
       03/31/01         -13.74%          11,501              03/31/01       -14.72%          12,902
       06/30/01          -1.05%          11,380              06/30/01        -3.22%          12,486
       09/30/01         -14.00%           9,787              09/30/01       -18.06%          10,231
       12/31/01           6.97%          10,469              12/31/01         7.54%          11,003
       03/31/02           0.51%          10,522              03/31/02         1.24%          11,139
       06/30/02          -2.12%          10,299              06/30/02        -4.45%          10,643
       09/30/02         -19.74%           8,267              09/30/02       -21.45%           8,360
       12/31/02           6.45%           8,800              12/31/02         5.04%           8,782
       03/31/03          -8.21%           8,078              03/31/03       -10.17%           7,889
       06/30/03          19.27%           9,634              06/30/03        18.86%           9,376
       09/30/03           8.12%          10,417              09/30/03         6.27%           9,964
       12/31/03          17.07%          12,195              12/31/03        14.38%          11,397
       03/31/04           4.33%          12,723              03/31/04         3.97%          11,850

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                             Average  Annual  Total  Returns(a)
                                              (for years ended March 31, 2004)

                                           1 YEAR     5 YEARS   SINCE INCEPTION*

The Jamestown International Equity Fund     50.22%     (3.11%)        2.47%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)               57.50%      0.51%         3.54%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.


THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
       At acquisition cost ..............   $ 52,640,965   $ 41,514,295    $ 31,145,860   $ 17,419,136
                                            ============   ============    ============   ============
       At value (Note 1) ................   $ 63,774,507   $ 50,278,463    $ 33,237,052   $ 20,709,755
   Cash .................................           --             --              --          308,241
   Cash denominated in
       foreign currency(a) (Note 5) .....           --             --              --          105,835
   Dividends and interest receivable ....        256,667         20,463         426,267         68,673
   Receivable for capital shares sold ...          1,155         20,833            --            3,090
   Other assets .........................          7,894          8,249             917          7,794
                                            ------------   ------------    ------------   ------------
       TOTAL ASSETS .....................     64,040,223     50,328,008      33,664,236     21,203,388
                                            ------------   ------------    ------------   ------------
LIABILITIES
   Distributions payable ................        119,617         86,733          28,052           --
   Payable for securities purchased .....           --             --              --            3,835
   Payable for capital shares redeemed ..         26,262         21,313          19,385            735
   Accrued investment advisory fees (Note 3)      35,217         27,406          10,109         10,133
   Accrued administration fees (Note 3) .          7,000          5,800           4,100          3,800
   Other accrued expenses ...............         14,522           --               488         26,530
                                            ------------   ------------    ------------   ------------
       TOTAL LIABILITIES ................        202,618        141,252          62,134         45,033
                                            ------------   ------------    ------------   ------------
NET ASSETS ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Net assets consist of:
   Paid-in capital ......................   $ 52,892,795   $ 41,444,238    $ 31,579,137   $ 37,683,315
   Undistributed (overdistributed) net
       investment income ................        (83,209)          --            11,446         18,572
   Accumulated net realized losses
       from security transactions .......       (105,523)       (21,650)        (79,673)   (19,835,547)
   Net unrealized appreciation
       on investments ...................     11,133,542      8,764,168       2,091,192      3,290,619
   Net unrealized appreciation on
       translation of assets and liabilities
        in foreign currencies ...........           --             --              --            1,396
                                            ------------   ------------    ------------   ------------
Net assets ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) .......................      4,144,799      2,745,458       3,180,467      2,246,784
                                            ============   ============    ============   ============


Net asset value, offering price and redemption
   price per share(b) ...................   $      15.40   $      18.28    $      10.57   $       9.42
                                            ============   ============    ============   ============



(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $105,381.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
=======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    480,894   $    514,334    $       --     $    543,015
   Foreign withholding taxes on dividends           --             --              --          (83,088)
   Interest .............................      1,238,533         17,407       1,458,286           --
                                            ------------   ------------    ------------   ------------
       TOTAL INVESTMENT INCOME ..........      1,719,427        531,741       1,458,286        459,927
                                            ------------   ------------    ------------   ------------
EXPENSES
   Investment advisory fees (Note 3) ....        422,603        299,071         140,809        235,422
   Administration fees (Note 3) .........         83,866         63,862          50,230         47,172
   Custodian fees .......................         10,261          8,626           7,366         60,345
   Professional fees ....................         17,337         15,241          13,141         18,978
   Trustees' fees and expenses ..........         12,252         12,252          12,252         12,252
   Registration fees ....................         14,336         13,784           1,708         12,863
   Pricing costs ........................          8,488          1,552           5,857         15,625
   Postage and supplies .................          6,597          6,827           6,073          4,627
   Insurance expense ....................          5,681          3,728           3,568          2,224
   Printing of shareholder reports ......          2,245          3,184           1,261          1,754
   Other expenses .......................          8,187          5,994          18,231          4,765
                                            ------------   ------------    ------------   ------------
       TOTAL EXPENSES ...................        591,853        434,121         260,496        416,027
   Fees waived by the Adviser (Note 3) ..           --             --           (17,601)       (91,144)
   Expenses reimbursed through a directed
       brokerage arrangement (Note 4) ...        (24,000)       (28,000)           --             --
                                            ------------   ------------    ------------   ------------
       NET EXPENSES .....................        567,853        406,121         242,895        324,883
                                            ------------   ------------    ------------   ------------

NET INVESTMENT INCOME ...................      1,151,574        125,620       1,215,391        135,044
                                            ------------   ------------    ------------   ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON  INVESTMENTS
   AND FOREIGN  CURRENCIES (Note 5)
   Net realized gains from:
       Security transactions ............      4,199,003      2,588,909         141,046      1,481,570
       Foreign currency transactions ....           --             --              --           22,537
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................      6,717,187      8,914,790         (95,839)     7,758,606
       Foreign currency translation .....           --             --              --           (5,493)
                                            ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............     10,916,190     11,503,699          45,207      9,257,220
                                            ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................   $ 12,067,764   $ 11,629,319    $ 1,260,598     $ 9,392,264
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                     JAMESTOWN                     JAMESTOWN
                                                    BALANCED FUND                  EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $  1,151,574   $  1,661,002    $    125,620   $    109,954
   Net realized gains (losses) on
       security transactions ............      4,199,003       (671,793)      2,588,909     (1,201,020)
   Net change in unrealized appreciation/
       depreciation on investments ......      6,717,187    (10,418,304)      8,914,790    (10,210,917)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................     12,067,764     (9,429,095)     11,629,319    (11,301,983)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,223,055)    (1,721,820)       (127,664)      (109,812)
   From net realized gains from
       security transactions ............     (3,352,848)          --        (1,325,502)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from
   distributions to shareholders ........     (4,575,903)    (1,721,820)     (1,453,166)      (109,812)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      3,140,462      4,755,793       4,251,916      3,042,443
   Net asset value of shares issued in
       reinvestment of distributions to
       shareholders .....................      4,290,910      1,593,060       1,353,892        100,905
   Payments for shares redeemed .........    (16,424,954)   (26,682,823)     (4,214,310)    (7,919,618)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (8,993,582)   (20,333,970)      1,391,498     (4,776,270)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................     (1,501,721)   (31,484,885)     11,567,651    (16,188,065)

NET ASSETS
   Beginning of year ....................     65,339,326     96,824,211      38,619,105     54,807,170
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 63,837,605   $ 65,339,326    $ 50,186,756   $ 38,619,105
                                            ============   ============    ============   ============


UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME ................   $    (83,209)  $   (165,113)   $       --     $      2,044
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        208,358        338,173         246,616        200,878
   Reinvested ...........................        282,740        113,232          74,222          6,884
   Redeemed .............................     (1,093,653)    (1,885,393)       (244,294)      (517,825)
                                            ------------   ------------    ------------   ------------
   Net increase (decrease) in shares
    outstanding .........................       (602,555)    (1,433,988)         76,544       (310,063)
   Shares outstanding, beginning of year       4,747,354      6,181,342       2,668,914      2,978,977
                                            ------------   ------------    ------------   ------------
   Shares outstanding, end of year ......      4,144,799      4,747,354       2,745,458      2,668,914
                                            ============   ============    ============   ============



See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                               JAMESTOWN TAX EXEMPT                 JAMESTOWN
                                                   VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income ................   $  1,215,391   $  1,350,310    $    135,044   $    188,785
   Net realized gains (losses) from:
       Security transactions ............        141,046         (7,053)      1,481,570     (7,146,038)
       Foreign currency transactions ....           --             --            22,537        (10,037)
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................        (95,839)     1,510,441       7,758,606     (4,190,992)
       Foreign currency translation .....           --             --            (5,493)         6,942
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................      1,260,598      2,853,698       9,392,264    (11,151,340)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,211,959)    (1,349,803)       (128,007)      (167,663)
   From net realized gains from foreign
       currency transactions ............           --             --           (22,537)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from distributions
   to shareholders ......................     (1,211,959)    (1,349,803)       (150,544)      (167,663)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      4,145,836      5,125,030       1,190,078      4,946,712
   Net asset value of shares issued in
    reinvestment of distributions to
     shareholders .......................        856,576        949,605         146,131        163,658
Proceeds from redemption fees collected .           --             --               400         40,984
Payments for shares redeemed ............     (7,872,504)    (5,051,117)    (10,728,264)   (16,545,962)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (2,870,092)     1,023,518      (9,391,655)   (11,394,608)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ...........................     (2,821,453)     2,527,413        (149,935)   (22,713,611)

NET ASSETS
   Beginning of year ....................     36,423,555     33,896,142      21,308,290     44,021,901
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 33,602,102   $ 36,423,555    $ 21,158,355   $ 21,308,290
                                            ============   ============    ============   ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ....................   $     11,446   $     19,091    $     18,572   $     11,085
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        394,610        491,355         139,029        652,404
   Reinvested ...........................         81,178         90,745          16,552         25,936
   Redeemed .............................       (743,152)      (483,184)     (1,287,783)    (2,204,031)
                                            ------------   ------------    ------------   ------------

Net increase (decrease) in shares outstanding   (267,364)        98,916      (1,132,202)    (1,525,691)
Shares outstanding, beginning of year ...      3,447,831      3,348,915       3,378,986      4,904,677
                                            ------------   ------------    ------------   ------------
Shares outstanding, end of year .........      3,180,467      3,447,831       2,246,784      3,378,986
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   13.76    $   15.66   $   16.78  $   19.83  $   18.12
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.27         0.31        0.32       0.35       0.35
Net realized and unrealized gains
(losses) on investments .....................        2.48        (1.88)      (0.86)     (2.82)      2.49
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        2.75        (1.57)      (0.54)     (2.47)      2.84
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.29)       (0.33)      (0.35)     (0.35)     (0.35)
Distributions from net realized gains .......       (0.82)         --        (0.23)     (0.23)     (0.78)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (1.11)       (0.33)      (0.58)     (0.58)     (1.13)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   15.40    $   13.76   $   15.66  $   16.78  $   19.83
                                                =========    =========   =========  =========  =========


Total return(b) .............................       20.29%      (10.06%)     (3.22%)   (12.65%)    15.90%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  63,838    $  65,339   $  96,824  $ 109,333  $ 128,201
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.91%        0.90%       0.86%      0.87%      0.88%

Ratio of net expenses to average net assets(c)       0.88%        0.87%       0.83%      0.85%      0.86%

Ratio of net investment income to
average net assets ..........................        1.77%        2.12%       1.97%      1.84%      1.85%

Portfolio turnover rate .....................          36%          38%         62%        64%        62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002       2001      2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   14.47    $   18.40   $   19.94  $   26.02  $   21.76
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.04        0.06      (0.00)      0.03
Net realized and unrealized gains
(losses) on investments .....................        4.30        (3.93)      (1.54)     (5.51)      5.18
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        4.35        (3.89)      (1.48)     (5.51)      5.21
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.04)      (0.06)       --       (0.03)
Distributions from net realized gains .......       (0.49)         --          --       (0.57)     (0.92)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.54)       (0.04)      (0.06)     (0.57)     (0.95)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   18.28    $   14.47   $   18.40  $   19.94  $   26.02
                                                =========    =========   =========  =========  =========


Total return(a) .............................       30.10%      (21.15%)     (7.42%)   (21.49%)    24.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  50,187    $  38,619   $  54,807  $  60,914  $  77,809
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.94%        0.96%       0.90%      0.90%      0.91%

Ratio of net expenses to average net assets(b)       0.88%        0.89%       0.86%      0.88%      0.88%

Ratio of net investment income
(loss) to average net assets ................        0.27%        0.25%       0.31%     (0.01%)     0.14%

Portfolio turnover rate .....................          52%          60%         89%        83%        67%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   10.56    $   10.12   $   10.22  $    9.79  $   10.22
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.37         0.38        0.41       0.43       0.42
Net realized and unrealized gains
(losses) on investments .....................        0.00(b)      0.44       (0.10)      0.43      (0.42)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.37         0.82        0.31       0.86       0.00
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.36)       (0.38)      (0.41)     (0.43)     (0.42)
Distributions from net realized gains .......          --           --          --         --      (0.01)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.36)       (0.38)      (0.41)     (0.43)     (0.43)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   10.57    $   10.56   $   10.12  $   10.22  $    9.79
                                                =========    =========   =========  =========  =========


Total return(c) .............................        3.61%        8.24%       3.04%      8.97%      0.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  33,602    $  36,424   $  33,896   $ 30,182  $  29,138
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net
assets(d) ...................................        0.69%        0.69%       0.68%      0.68%      0.69%

Ratio of net investment income to
average net assets ..........................        3.46%        3.68%       4.02%      4.31%      4.27%

Portfolio turnover rate .....................          43%          28%         27%        47%        47%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.74% and 0.70% for the years ended March 31, 2004 and 2003, respectively.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002      2001     2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........   $    6.31    $    8.98   $   10.56  $   17.99  $   13.63
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.06        0.01      (0.03)     (0.00)
Net realized and unrealized gains (losses)
on investments and foreign currencies .......        3.12        (2.69)      (1.47)     (5.48)      5.19
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        3.17        (2.63)      (1.46)     (5.51)      5.19
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.05)      (0.05)     (0.05)     (0.04)
Return of capital ...........................          --           --       (0.08)       --          --
Distributions from net realized gains .......       (0.01)          --          --      (1.87)     (0.79)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.06)       (0.05)      (0.13)     (1.92)     (0.83)
                                                ---------    ---------   ---------  ---------  ---------

Proceeds from redemption fees collected .....        0.00         0.01        0.01         --         --
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $    9.42    $    6.31   $    8.98  $   10.56  $   17.99
                                                =========    =========   =========  =========  =========


Total return(a) .............................       50.22%   ( 29.18% )  ( 13.66% )    (33.29%)    39.35%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  21,158    $  21,308   $  44,022  $  59,664  $  85,849
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net assets(b)       1.38%        1.38%       1.38%      1.41%      1.56%

Ratio of net investment income (loss)
to average net assets .......................        0.57%        0.60%       0.12%     (0.24%)    (0.01%)

Portfolio turnover rate .....................          78%          56%         80%        48%        52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.77%, 1.70% and 1.51% for the years ended March 31, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 69.6%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 9.8%
    12,000       Gannett Company, Inc. ........................    $  1,057,680
    20,000       Home Depot, Inc. .............................         747,200
    44,000       Mattel, Inc. .................................         811,360
    36,000       Staples, Inc. ................................         914,040
    22,800       Target Corporation ...........................       1,026,912
    22,000       Viacom, Inc. - Class B .......................         862,620
    14,000       Wal-Mart Stores, Inc. ........................         835,660
                                                                   ------------
                                                                      6,255,472
                                                                   ------------
                 CONSUMER STAPLES -- 4.2%
     8,000       Hershey Foods Corporation ....................         662,800
    27,000       PepsiCo, Inc. ................................       1,453,950
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,663,450
                                                                   ------------
                 ENERGY -- 4.4%
    21,000       Anadarko Petroleum Corporation ...............       1,089,060
    10,100       ChevronTexaco Corporation ....................         886,578
    21,000       Noble Drilling Corporation (a) ...............         806,820
                                                                   ------------
                                                                      2,782,458
                                                                   ------------
                 FINANCIALS -- 12.2%
    16,000       American International Group, Inc. ...........       1,141,600
    16,000       Bank of America Corporation ..................       1,295,680
    28,000       Citigroup, Inc. ..............................       1,447,600
     7,000       Fannie Mae ...................................         520,450
     9,700       Goldman Sachs Group, Inc. (The) ..............       1,012,195
    16,500       J.P. Morgan Chase & Company ..................         692,175
    27,000       Principal Financial Group, Inc. ..............         962,010
    16,000       Prudential Financial, Inc. ...................         716,480
                                                                   ------------
                                                                      7,788,190
                                                                   ------------
                 HEALTHCARE -- 10.1%
    17,000       Amgen, Inc. (a) ..............................         988,890
    17,000       Anthem, Inc. (a) .............................       1,540,880
    11,500       Johnson & Johnson ............................         583,280
    10,000       Medtronic, Inc. ..............................         477,500
    43,000       Pfizer, Inc. .................................       1,507,150
    14,000       Teva Pharmaceutical Industries Ltd. ..........         887,740
     5,500       Varian Medical Systems, Inc. (a) .............         474,705
                                                                   ------------
                                                                      6,460,145
                                                                   ------------
                 INDUSTRIALS -- 11.9%
     8,400       3M Company ...................................         687,708
    40,000       Cendant Corporation ..........................         975,600
    17,350       Dover Corporation ............................         672,659
    21,000       First Data Corporation .......................         885,360
     7,000       General Dynamics Corporation .................         625,310
    13,300       General Electric Company .....................         405,916
    15,000       Illinois Tool Works, Inc. ....................       1,188,450
    15,400       ITT Industries, Inc. .........................       1,175,482
    44,000       Norfolk Southern Corporation .................         971,960
                                                                   ------------
                                                                      7,588,445
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 69.6% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 14.5%
    37,000       Accenture Ltd. - Class A (a) .................      $  917,600
    24,700       Affiliated Computer Services, Inc. (a) .......       1,281,930
    13,400       Analog Devices, Inc. .........................         643,334
    28,700       Cisco Systems, Inc.(a) .......................         675,024
    25,500       Dell Computer Corporation (a) ................         857,310
    37,100       Intel Corporation ............................       1,009,120
    15,000       Intuit, Inc.(a) ..............................         673,200
     8,000       Lexmark International, Inc.(a) ...............         736,000
    47,000       Microsoft Corporation ........................       1,173,590
    50,000       Oracle Corporation (a) .......................         600,500
    10,500       Qualcomm, Inc. ...............................         697,410
                                                                   ------------
                                                                      9,265,018
                                                                   ------------
                 MATERIALS -- 2.5%
    25,000       Praxair, Inc. ................................         928,000
    14,500       Vulcan Materials Company .....................         687,880
                                                                   ------------
                                                                      1,615,880
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $34,905,694) .......    $ 44,419,058
                                                                   ------------

================================================================================
   PAR
  VALUE          U.S. TREASURY OBLIGATIONS -- 2.2%                     VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES -- 1.8%
$1,000,000       7.00%, due 07/15/2006 ........................    $  1,118,594
                                                                   ------------

                 U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.4%
   239,594       3.375%, due 01/15/2007 .......................         264,049
                                                                   ------------

                 TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,258,629) $  1,382,643
                                                                   ------------

================================================================================
    PAR
   VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS-- 6.0%             VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN BANK -- 0.4%
$  250,000       4.125%, due 01/14/2005 .......................    $    255,890
                                                                   ------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.3%
 1,000,000       6.625%, due 09/15/2009 .......................       1,165,542
   300,000       5.125%, due 07/15/2012 .......................         323,105
                                                                   ------------
                                                                      1,488,647
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 3.3%
   800,000       7.00%, due 07/15/2005 ........................         858,278
   200,000       2.00%, due 10/21/2005 ........................         200,870
   700,000       6.00%, due 12/15/2005 ........................         752,263
   250,000       7.25%, due 01/15/2010 ........................         300,554
                                                                   ------------
                                                                      2,111,965
                                                                   ------------

                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $3,505,158) ..........................    $  3,856,502
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        MORTGAGE-BACKED SECURITIES -- 4.0%                    VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.3%
$  153,063       Pool #1471, 7.00%, due 03/01/2008 ............      $  160,600
   113,238       Pool #1655, 6.50%, due 10/01/2008 ............         116,415
   239,026       Pool #E00616, 6.00%, due 01/01/2014 ..........         251,876
    84,081       Pool #E90624, 6.00%, due 08/01/2017 ..........          88,601
   207,676       Pool #E91957, 5.00%, due 10/01/2017 ..........         213,793
                                                                   ------------
                                                                        831,285
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.7%
   114,110       Series #93-18-PJ, 6.50%, due 12/01/2007 ......         117,369
   758,848       Pool #380512, 6.15%, due 08/01/2008 (b) ......         834,733
   139,411       Pool #489757, 6.00%, due 04/01/2029 ..........         145,159
                                                                   ------------
                                                                      1,097,261
                                                                   ------------
                 GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 1.0%
   121,071       Pool #781344, 6.50%, due 10/01/2031 ..........         127,823
   479,748       Series #2003-102, 4.25%, due 11/01/2033 ......         486,350
                                                                   ------------
                                                                        614,173
                                                                   ------------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $2,412,699) ...........................    $  2,542,719
                                                                   ------------

================================================================================
    PAR
   VALUE         CORPORATE BONDS -- 17.1%                              VALUE
--------------------------------------------------------------------------------
                 Alcoa, Inc.,
$  250,000        6.50%, due 06/01/2011 ........................   $    287,861
                 Allstate Corporation,
   150,000        6.125%, due 02/15/2012 .......................        168,119
                 American Home Products Corporation,
   500,000        7.90%, due 02/15/2005 ........................        526,789
                 Anheuser-Busch Companies, Inc.,
   249,000        5.375%, due 09/15/2008 .......................        271,374
                 BB&T Corporation,
   325,000        6.50%, due 08/01/2011 ........................        374,466
                 Boeing Capital Corporation,
   300,000        7.10%, due 09/27/2005 ........................        323,145
                 Burlington Resources, Inc.,
   350,000        6.68%, due 02/15/2011 ........................        399,979
                 Cardinal Health, Inc.,
   265,000        6.25%, due 07/15/2008 ........................        296,496
                 Citigroup, Inc.,
   200,000        5.00%, due 03/06/2007 ........................        214,612
                 Conoco, Inc.,
   250,000        5.90%, due 04/15/2004 ........................        250,325
                 CVS Corporation,
   250,000        5.625%, due 03/15/2006 .......................        267,402
                 Deutsche Telekom AG,
   300,000        8.50%, due 06/15/2010 ........................        368,311
                 Donaldson, Lufkin & Jenrette, Inc.,
   500,000        6.875%, due 11/01/2005 .......................        541,080

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        CORPORATE BONDS -- 17.1% (COntinued)                  VALUE
--------------------------------------------------------------------------------
                 Dover Corporation,
$  345,000        6.50%, due 02/15/2011 ........................   $    397,023
                 Duke Realty L.P., Medium Term Notes,
   390,000        6.75%, due 05/30/2008 ........................        444,937
                 FPL Group Capital, Inc.,
   300,000        7.375%, due 06/01/2009 .......................        353,903
                 General Dynamics Corporation,
   125,000        4.25%, due 05/15/2013 ........................        123,139
                 General Motors Corporation,
   500,000        6.125%, due 08/28/2007 .......................        538,859
                 Goldman Sachs Group, Inc.,
   350,000        6.65%, due 05/15/2009 ........................        401,629
                 GTE Northwest, Inc.,
   300,000        6.30%, due 06/01/2010 ........................        335,469
                 Household Finance Corporation,
   300,000        6.40%, due 06/17/2008 ........................        337,478
                 Illinois Tool Works, Inc.,
   216,000        5.75%, due 03/01/2009 ........................        241,127
                 J.P. Morgan Chase & Company,
   300,000        6.75%, due 02/01/2011 ........................        349,822
                 Marsh & McClennan Companies, Inc.,
   309,000        6.625%, due 06/15/2004 .......................        312,197
                 May Department Stores Company,
   260,000        5.95%, due 11/01/2008 ........................        286,372
                 Morgan Stanley Dean Witter & Company,
   350,000        6.75%, due 04/15/2011 ........................        404,289
                 National City Corporation,
   575,000        7.20%, due 05/15/2005 ........................        611,438
                 PepsiCo, Inc.,
   125,000        4.50%, due 09/15/2004 ........................        126,797
                 Pharmacia Corporation,
   250,000        5.75%, due 12/01/2005 ........................        266,616
                 SBC Communciations, Inc., Medium Term Notes,
   400,000        6.875%, due 08/15/2006 .......................        441,524
                 SunTrust Banks, Inc.
   300,000        6.00%, due 01/15/2028 ........................        332,859
                 Union Camp Corporation,
   300,000        6.50%, due 11/15/2007 ........................        335,126
                                                                   ------------

                 TOTAL CORPORATE BONDS (Cost $9,959,039) .......   $ 10,930,563
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
  PAR
 VALUE           MUNICIPAL DEBT SECURITIES -- 0.4%                     VALUE
--------------------------------------------------------------------------------
$ 230,000        Virginia State Residential Authority,
                  Infrastructure, Revenue,
                  5.90%, due 05/01/2011 (Cost $234,169).........   $    255,677
                                                                   ------------

================================================================================
  PAR
 VALUE           REGIONAL AUTHORITY BONDS -- 0.4%                      VALUE
--------------------------------------------------------------------------------
$   205,000      Manitoba (Province of), Medium Term Notes,
                  5.50%, due 10/01/2008 (Cost $204,325) ........   $    226,093
                                                                   ------------

================================================================================
  PAR
 VALUE           SHORT-TERM CORPORATE NOTES-- 0.2%                     VALUE
--------------------------------------------------------------------------------
$ 161,252        U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $161,252) ................   $    161,252
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 99.9%
                  (Cost $52,640,965) ...........................   $ 63,774,507

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ..         63,098
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 63,837,605
                                                                   ============


(a)  Non-income producing security.

(b)  Fair valued security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 99.9%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 13.9%
    13,300       Gannett Company, Inc. ........................      $1,172,262
    22,000       Home Depot, Inc. .............................         821,920
    50,000       Mattel, Inc. .................................         922,000
    42,000       Staples, Inc. ................................       1,066,380
    25,200       Target Corporation ...........................       1,135,008
    24,000       Viacom, Inc. - Class B .......................         941,040
    15,400       Wal-Mart Stores, Inc. ........................         919,226
                                                                   ------------
                                                                      6,977,836
                                                                   ------------
                 CONSUMER STAPLES -- 6.0%
     9,000       Hershey Foods Corporation ....................         745,650
    31,500       PepsiCo, Inc. ................................       1,696,275
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,988,625
                                                                   ------------
                 ENERGY -- 6.5%
    24,000       Anadarko Petroleum Corporation ...............       1,244,640
    11,300       ChevronTexaco Corporation ....................         991,914
    26,000       Noble Drilling Corporation (a) ...............         998,920
                                                                   ------------
                                                                      3,235,474
                                                                   ------------
                 FINANCIAL -- 17.3%
    18,500       American International Group, Inc. ...........       1,319,975
    17,000       Bank of America Corporation ..................       1,376,660
    32,000       Citigroup, Inc. ..............................       1,654,400
     7,000       Fannie Mae ...................................         520,450
    11,200       Goldman Sachs Group, Inc. (The) ..............       1,168,720
    18,600       J.P. Morgan Chase & Company ..................         780,270
    29,500       Principal Financial Group, Inc. ..............       1,051,085
    18,200       Prudential Financial, Inc. ...................         814,996
                                                                   ------------
                                                                      8,686,556
                                                                   ------------
                 HEALTHCARE -- 14.6%
    19,000       Amgen, Inc.(a) ...............................       1,105,230
    19,000       Anthem, Inc. (a) .............................       1,722,160
    13,000       Johnson & Johnson ............................         659,360
    12,000       Medtronic, Inc. ..............................         573,000
    48,000       Pfizer, Inc. .................................       1,682,400
    16,400       Teva Pharmaceutical Industries Ltd. ..........       1,039,924
     6,500       Varian Medical Systems, Inc. (a) .............         561,015
                                                                   ------------
                                                                      7,343,089
                                                                   ------------
                 INDUSTRIALS -- 17.2%
     9,400       3M Company ...................................         769,578
    46,000       Cendant Corporation ..........................       1,121,940
    19,250       Dover Corporation ............................         746,323
    23,000       First Data Corporation .......................         969,680
     8,000       General Dynamics Corporation .................         714,640
    17,000       General Electric Company .....................         518,840
    17,000       Illinois Tool Works, Inc. ....................       1,346,910
    17,200       ITT Industries, Inc. .........................       1,312,876
    51,000       Norfolk Southern Corporation .................       1,126,590
                                                                   ------------
                                                                      8,627,377
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 99.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 20.8%
    41,800       Accenture Ltd. - Class A (a) .................    $  1,036,640
    27,800       Affiliated Computer Services, Inc. (a) .......       1,442,820
    16,000       Analog Devices, Inc. .........................         768,160
    30,100       Cisco Systems, Inc.(a) .......................         707,952
    28,400       Dell Computer Corporation (a) ................         954,808
    41,800       Intel Corporation ............................       1,136,960
    16,900       Intuit, Inc. (a) .............................         758,472
     9,000       Lexmark International, Inc.(a) ...............         828,000
    52,000       Microsoft Corporation ........................       1,298,440
    60,000       Oracle Corporation (a) .......................         720,600
    12,100       Qualcomm, Inc. ...............................         803,682
                                                                   ------------
                                                                     10,456,534
                                                                   ------------
                 MATERIALS -- 3.6%
    27,900       Praxair, Inc. ................................       1,035,648
    16,300       Vulcan Materials Company .....................         773,272
                                                                   ------------
                                                                      1,808,920
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $41,360,243) ........   $ 50,124,411
                                                                   ------------

================================================================================
 PAR VALUE       SHORT-TERM CORPORATE NOTES-- 0.3%                     VALUE
--------------------------------------------------------------------------------
$    154,052     U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $154,052) ................   $    154,052
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.2%
                  (Cost $41,514,295) ...........................   $ 50,278,463

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%).       ( 91,707)
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 50,186,756
                                                                   ============


(a)  Non-income producing security.

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6%                                        VALUE
-----------------------------------------------------------------------------------------------
                 Alexandria, Virginia, GO,
$1,000,000        5.00%, due 06/15/2011 .......................................   $   1,126,500
                 Alexandria, Virginia, Redev. and Housing Authority,
                  Residental Care Facility, Revenue,
   700,000        1.02%, floating rate, due 10/01/2006 ........................         700,000
                 Arlington Co., Virginia, GO,
   990,000        5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .......       1,053,736
                 Chesapeake Bay Bridge and Tunnel, Virginia, Revenue,
 1,000,000        5.70%, due 07/01/2008, prerefunded 07/01/2005 @ 102 .........       1,076,000
                 Chesapeake, Virginia, GO,
 1,000,000        5.50%, due 05/01/2011 .......................................       1,066,890
                 Chesterfield Co., Virginia, GO,
    85,000        6.25%, due 07/15/2005 .......................................          87,979
 1,000,000        4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 .........       1,092,780
                 Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.00%, due 06/01/2018 .......................................       1,087,030
                 Hampton, Virginia, GO,
 1,000,000        5.50%, due 02/01/2012 .......................................       1,140,500
                 Hanover Co., Virginia, GO,
 1,000,000        5.125%, due 07/15/2013 ......................................       1,122,720
                 Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 08/15/2009 .......................................       1,189,360
                 Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.50%, due 11/01/2008 .......................................       1,139,970
                 James City, Virginia, Water and Sewer Authority, Revenue,
 1,000,000        5.125%, due 01/15/2017 ......................................       1,103,130
                 Loudoun Co., Virginia, Industrial Dev. Authority, Public
                  Facility Lease, Revenue,
 1,000,000        5.00%, due 03/01/2019 .......................................       1,072,020
                 Medical College of Virginia Hospitals Authority, Revenue,
   700,000        5.00%, due 07/01/2013 .......................................         761,537
                 Newport News, Virginia, GO,
 1,000,000        5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ........       1,075,070
                 Norfolk, Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 11/01/2013 .......................................       1,046,700
                 Norfolk, Virginia, Water, Revenue,
 1,000,000        5.00%, due 11/01/2016 .......................................       1,087,750
                 Pamunkey, Virginia, Regional Jail Authority, Jail Facility, Revenue,
 1,000,000        5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102..........       1,110,000
                 Portsmouth, Virginia, GO,
   800,000        5.00%, due 08/01/2017 .......................................         863,088
                 Prince William Co., Virginia, Park Authority, Revenue,
   250,000        6.10%, due 10/15/2004, escrowed to maturity .................         256,715
                 Richmond, Virginia, GO,
 1,000,000        5.45%, due 01/15/2008 .......................................       1,119,700
                 Richmond, Virginia, Industrial Dev. Authority, Government
                  Facilities, Revenue,
 1,010,000        4.75%, due 07/15/2010 .......................................       1,122,565
                 Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000        5.25%, due 07/15/2014 .......................................       1,146,330


23



THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6% (Continued)                           VALUE
-----------------------------------------------------------------------------------------------
                 Roanoke, Virginia, GO,
$1,000,000        5.00%, due 08/01/2009 .......................................   $   1,092,610
                 Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000        5.00%, due 07/01/2015 .......................................       1,116,390
                 Suffolk, Virginia, GO,
   350,000        5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102                   388,224
 1,000,000        5.00%, due 12/01/2015 .......................................       1,093,000
                 University of Virginia, Revenue,
 1,000,000        5.25%, due 06/01/2012 .......................................       1,128,480
                 Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000        5.00%, due 07/01/2015 .......................................         755,132
                 Virginia Beach, Virginia, GO,
   800,000        5.25%, due 08/01/2010 .......................................         900,600
                 Virginia Commonwealth Transportation Board, Revenue,
   850,000        7.25%, due 05/15/2020 .......................................         984,138
                 Virginia Resource Authority, Revenue,
   500,000        5.50%, due 05/01/2017 .......................................         563,820
                 Virginia State Housing Dev. Authority, Multi-Family, Revenue,
   150,000        6.60%, due 11/01/2012 .......................................         155,532
   150,000        6.30%, due 11/01/2015 .......................................         156,083
                 Virginia State Public School Authority, Revenue,
 1,000,000        5.25%, due 08/01/2009 .......................................       1,137,390
                                                                                  -------------

                 TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $31,028,277) ...................   $  33,119,469
                                                                                  -------------

===============================================================================================
  SHARES         MONEY MARKETS -- 0.3%                                               VALUE
-----------------------------------------------------------------------------------------------
 117,583         First American Tax Free Obligation Fund -
                  Class S (Cost $117,583) .....................................   $     117,583
                                                                                  -------------

                 TOTAL INVESTMENTS AT VALUE-- 98.9% (Cost $31,145,860) ........   $  33,237,052

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% .................         365,050
                                                                                  -------------

                 NET ASSETS-- 100.0% ..........................................   $  33,602,102
                                                                                  =============


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 97.9%                                VALUE
--------------------------------------------------------------------------------
                 BRAZIL -- 1.6%
     2,227       Banco Itau Holding Financeira SA - ADR .......      $  104,157
     7,164       Petroleo Brasileiro SA - ADR .................         239,994
                                                                   ------------
                                                                        344,151
                                                                   ------------
                 FRANCE -- 12.5%
     4,729       Accor SA .....................................         191,604
     5,769       Bouygues SA ..................................         198,507
     5,510       Carrefour SA .................................         271,798
     7,148       France Telecom SA ............................         182,887
     2,459       Lafarge SA ...................................         198,989
     3,509       Lagardere S.C.A ..............................         199,785
     2,635       L'Oreal SA ...................................         201,737
     3,411       Pinault-Printemps-Redoute SA .................         356,511
     2,674       Total Fina Elf SA ............................         490,940
     3,402       Valeo SA .....................................         141,141
     7,912       Vivendi Universal SA(a) ......................         209,726
                                                                   ------------
                                                                      2,643,625
                                                                   ------------
                 GERMANY -- 3.4%
     2,110       Adidas - Salomon AG ..........................         244,518
     1,661       Allianz AG ...................................         181,279
     4,782       Bayerische Motoren Werke (BMW) AG ............         195,691
     1,741       Duetsche Boerse AG ...........................          98,845
                                                                   ------------
                                                                        720,333
                                                                   ------------
                 HONG KONG -- 3.2%
    40,000       Sun Hung Kai Properties Ltd. .................         365,802
    47,500       Swire Pacific Ltd. - Class A .................         321,601
                                                                   ------------
                                                                        687,403
                                                                   ------------
                 ITALY -- 7.3%
   116,566       Banca Intesa SpA .............................         385,337
    27,939       Eni SpA ......................................         561,708
    23,874       Fiat SpA(a) ..................................         164,884
    39,230       Mediaset SpA .................................         435,334
                                                                   ------------
                                                                      1,547,263
                                                                   ------------
                 JAPAN -- 22.5%
    21,000       Bridgestone Corporation ......................         329,629
     4,000       Canon, Inc. ..................................         207,238
    14,000       Daiwa House Industry Company Ltd. ............         178,709
    15,000       Denso Corporation ............................         341,712
    29,000       Matsushita Electric Industrial Company Ltd. ..         448,234
        25       Millea Holdings, Inc. ........................         389,292
     6,000       Misawa Homes Holdings, Inc.(a) ...............          27,337
    36,000       Mitsubishi Estate Company Ltd. ...............         488,259
        52       Mitsubishi Tokyo Financial Group, Inc. .......         514,827
    25,000       Mitsui Sumitomo Insurance Company Ltd. .......         266,257
    21,000       Nissan Motor Company Ltd. ....................         235,161
    13,000       Nomura Holdings, Inc. ........................         236,795
     2,800       Orix Corporation .............................         309,780
     4,600       Shin-Etsu Chemical Company Ltd. ..............         193,666

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 JAPAN-- 22.5% (Continued)
     1,500       TDK Corporation ..............................      $  114,625
        75       UFJ Holdings, Inc. ...........................         477,243
                                                                   ------------
                                                                      4,758,764
                                                                   ------------
                 KOREA -- 4.7%
     5,100       Daewoo Shipbuilding & Marine Engineering
                  Company Ltd.(a) .............................          54,049
     2,430       Hyundai Motor Company Ltd. ...................         111,066
     4,830       Kookmin Bank - ADR(a) ........................         195,422
       815       Samsung Electronics Company Ltd. .............         406,629
       550       Shinsegae Company Ltd. .......................         135,767
     4,329       SK Telecom Company Ltd. - ADR ................          92,208
                                                                   ------------
                                                                        995,141
                                                                   ------------
                 MALAYSIA -- 0.5%
    18,800       Malayan Banking Berhad .......................          57,389
    18,300       Resorts World Berhad .........................          50,566
                                                                   ------------
                                                                        107,955
                                                                   ------------
                 MEXICO -- 2.4%
    10,034       Cemex SA de CV - ADR .........................         299,214
     2,423       Grupo Televisa SA - ADR ......................         114,705
    30,153       Wal-Mart de Mexico SA de CV ..................          92,052
                                                                   ------------
                                                                        505,971
                                                                   ------------
                 NETHERLANDS -- 2.5%
     4,088       Heineken NV ..................................         163,774
    12,701       VNU NV .......................................         363,672
                                                                   ------------
                                                                        527,446
                                                                   ------------
                 PORTUGAL -- 3.1%
    44,522       Banco Comercial Portugues SA .................         109,973
    37,947       Electricidade de Portugal (EDP) SA ...........         107,256
    35,725       Portugal Telecom SGPS SA .....................         399,512
    38,082       Sonae SGPS SA (a) ............................          43,523
                                                                   ------------
                                                                        660,264
                                                                   ------------
                 SINGAPORE -- 1.7%
    24,000       DBS Group Holdings Ltd. ......................         206,174
    19,000       United Overseas Bank Ltd. ....................         151,887
                                                                   ------------
                                                                        358,061
                                                                   ------------
                 SPAIN -- 4.9%
     1,958       Acerinox SA ..................................          95,838
    16,278       Banco Bilbao Vizcaya Argentaria SA ...........         215,443
    10,219       Iberdrola SA .................................         210,977
    33,688       Telefonica SA(a) .............................         509,624
                                                                   ------------
                                                                      1,031,882
                                                                   ------------
                 SWEDEN -- 3.6%
     3,245       Autoliv, Inc. - SDR ..........................         132,101
    76,153       Telefonaktiebolaget LM Ericsson - B Shares(a)          211,051
    47,427       Skandia Forsakrings AB .......................         187,411
     6,818       Volvo AB - B Shares ..........................         224,666
                                                                   ------------
                                                                        755,229
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                   VALUE
--------------------------------------------------------------------------------
                 SWITZERLAND -- 4.9%
     9,080       Compagnie Financiere Richemont AG ............      $  244,049
     8,342       Credit Suisse Group ..........................         289,074
     1,142       Nestle SA ....................................         291,168
     2,154       Roche Holding AG(a) ..........................         210,410
                                                                   ------------
                                                                      1,034,701
                                                                   ------------
                 TAIWAN -- 1.6%
   193,000       Chinatrust Financial Holding Company Ltd. ....         231,366
    54,240       Taiwan Semiconductor Manufacturing Company Ltd.(a)      98,768
                                                                   ------------
                                                                        330,134
                                                                   ------------
                 UNITED KINGDOM -- 17.5%
     8,541       Astrazeneca PLC ..............................         396,037
    66,476       Bae Systems PLC ..............................         245,873
    15,495       Diageo PLC ...................................         202,048
    20,430       HSBC Holdings PLC ............................         303,758
    17,619       Imperial Tobacco PLC .........................         385,011
    15,733       InterContinental Hotels Group PLC(a) .........         143,563
    56,579       Kingfisher PLC ...............................         300,773
    10,614       Next PLC .....................................         277,974
    27,233       Pearson PLC ..................................         309,560
    24,774       Reed Elsevier PLC ............................         219,231
    28,169       Shell Transport & Trading Company PLC ........         184,044
    25,014       Smith & Nephew PLC ...........................         246,410
   205,477       Vodafone Group PLC ...........................         487,150
                                                                   ------------
                                                                      3,701,432
                                                                   ------------

                 TOTAL COMMON STOCKS-- 97.9% (Cost $17,419,136)    $ 20,709,755

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.1% .         448,600
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 21,158,355
                                                                   ============


(a)  Non-income  producing  security.

ADR  - American Depository Receipt

SDR  - Swedish Depository Receipt

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2004 and 2003, proceeds from redemption fees total $400 and $40,984, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

----------------------------------------------------------------------------------------------------------------------

                                                                                          EXEMPT-
                                        YEARS       ORDINARY          LONG-TERM          INTEREST           TOTAL
                                        ENDED        INCOME          CAPITAL GAINS       DIVIDENDS       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                3/31/04     $ 1,584,645       $  2,991,258        $   --         $   4,575,903
                                       3/31/03     $ 1,721,820       $     --            $   --         $   1,721,820
----------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  3/31/04     $   127,664       $  1,325,502        $   --         $   1,453,166
                                       3/31/03     $   109,812       $     --            $   --         $     109,812
----------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     3/31/04     $      --         $     --            $ 1,211,959    $   1,211,959
                                       3/31/03     $      --         $     --            $ 1,349,803    $   1,349,803
----------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    3/31/04     $   150,544       $     --            $   --         $     150,544
                                       3/31/03     $   167,663       $     --            $   --         $     167,663
----------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2004 was as follows:

------------------------------------------------------------------------------------------------------------------

                                                      JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                       BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                         FUND            FUND        VIRGINIA FUND    EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ....................   $ 52,831,489    $ 41,535,945    $ 31,134,414    $ 17,881,047
                                                     ============    ============    ============    ============
Gross unrealized appreciation ....................   $ 11,346,740    $  9,203,868    $  2,126,559    $  3,441,427
Gross unrealized depreciation ....................       (403,722)       (461,350)        (23,921)       (612,719)
                                                     ------------    ------------    ------------    ------------
Net unrealized appreciation on investments .......   $ 10,943,018    $  8,742,518    $  2,102,638    $  2,828,708
Net unrealized appreciation on translation of
assets and liabilities in foreign currencies .....           --              --              --             1,396
Undistributed ordinary income ....................         24,777            --            28,052          18,572
Undistributed long-term gains ....................         96,632          86,733            --              --
Capital loss carryforwards .......................           --              --           (79,673)    (19,373,636)
Other temporary differences ......................       (119,617)        (86,733)        (28,052)           --
                                                     ------------    ------------    ------------    ------------
Total distributable earnings (accumulated deficit)   $ 10,944,810    $  8,742,518    $  2,022,965    $(16,524,960)
                                                     ============    ============    ============    ============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2004, The Jamestown Balanced Fund, The Jamestown Equity Fund and the The Jamestown Tax Exempt Virginia Fund utilized capital loss carryforwards of $24,709, $27,179 and $126,089, respectively, to offset current year realized gains.

As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                            AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund       $     79,673            2009

Jamestown International Equity Fund      $  4,874,364            2010
                                           13,878,931            2011
                                              620,341            2012
                                         ------------
                                         $ 19,373,636
                                         ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2004, The Jamestown Balanced Fund reclassified $153,385 of overdistributed net investment income against accumulated net realized gains and The Jamestown Tax Exempt Virginia Fund reclassified $11,077 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

2.  INVESTMENT  TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2004:

------------------------------------------------------------------------------------------------------------------
                                                 JAMESTOWN         JAMESTOWN        JAMESTOWN         JAMESTOWN
                                                  BALANCED           EQUITY         TAX EXEMPT      INTERNATIONAL
                                                    FUND              FUND         VIRGINIA FUND     EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities .........  $   21,809,602     $  25,183,325     $ 14,641,690    $  17,589,168
                                              ==============     =============     ============    =============
Proceeds from sales and maturities
 of investment securities ..................  $   28,742,715     $  23,067,148     $ 15,668,969    $  26,531,579
                                              ==============     =============     ============    =============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $17,601 and $91,144, respectively, of such Funds' investment advisory fees during the year ended March 31, 2004.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.  DIRECTED BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $28,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2004.

5.  FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

upon  entering   into  these   contracts   from  the   potential   inability  of
counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2004, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

5.  CONTINGENCIES  AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:



                                                                                   POSITION HELD               LENGTH OF
TRUSTEE                                ADDRESS                               AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.              931 Broad Street Road                  67   Chairman and                Since
                                       Manakin-Sabot, VA                           Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III              1802 Bayberry Court, Suite 400         67   Trustee and                 Since
                                       Richmond, VA                                Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                         800 Main Street                        50   Trustee                     Since
                                       Lynchburg, VA                                                           September 1988
-----------------------------------------------------------------------------------------------------------------------------
 J. Finley Lee                         200 Westminster Drive                  64   Trustee                     Since
                                       Chapel Hill, NC                                                         September 1988
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell                      150 Government Street                  54   Trustee                     Since
                                       Mobile, AL                                                              June 1991
-----------------------------------------------------------------------------------------------------------------------------
 Richard L. Morrill                    University of Richmond                 64   Trustee                     Since
                                       Richmond, VA                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette                 100 Jacintopport Boulevard             44   Trustee                     Since
                                       Saraland, AL                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.                    47 Willway Avenue                      71   Trustee                     Since
                                       Richmond, VA                                                            July 1997
-----------------------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III                    2300 Clarendon Boulevard, Suite 407    68   Trustee                     Since
                                       Arlington, VA                                                           November 1988
-----------------------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III               1802 Bayberry Court, Suite 400         39   President, Jamestown        Since
                                       Richmond, VA                                Balanced Fund,              January 1996
                                                                                   Equity Fund and
                                                                                   International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson                    1802 Bayberry Court, Suite 400         45   President, Jamestown        Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    March 1995
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.             1802 Bayberry Court, Suite 400         56   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           February 2002
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Connie R. Taylor                      1802 Bayberry Court, Suite 400         54   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           March 1993
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Pamela C. Simms                       1802 Bayberry Court, Suite 400         43   Vice President, Jamestown   Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey                      135 Merchant Street, Suite 230         47   Vice President              Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 Mark J. Seger                         135 Merchant Street, Suite 230         42   Treasurer                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 John F. Splain                        135 Merchant Street, Suite 230         47   Secretary                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm). Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirment System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2004. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,584,645, $127,664 and $150,544, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2004, 100% and 39% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

Additionally, The Jamestown International Equity Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended March 31, 2004 is $83,088. The foreign source income for information purposes is $543,015.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

================================================================================



                              THE JAMESTOWN FUNDS
                              Investment Advisor
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O.  Box  46707
                              Cincinnati,   Ohio  45246-0707
                              (Toll-Free)   1-866-738-1126

                              INDEPENDENT AUDITORS
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's website at http://www.sec.gov.


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                 AUGUST 1, 2004


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS .....................   2
DESCRIPTION OF BOND RATINGS ............................................   8
INVESTMENT LIMITATIONS .................................................  10
TRUSTEES AND OFFICERS ..................................................  12

INVESTMENT ADVISER .....................................................  16
ADMINISTRATOR ..........................................................  18
DISTRIBUTOR ............................................................  19

OTHER SERVICE PROVIDERS ................................................  19

PORTFOLIO SECURITIES AND BROKERAGE .....................................  19
SPECIAL SHAREHOLDER SERVICES ...........................................  21
PURCHASE OF SHARES .....................................................  22
REDEMPTION OF SHARES ...................................................  23
NET ASSET VALUE DETERMINATION ..........................................  23

FUND EXPENSES ..........................................................  24

ADDITIONAL TAX INFORMATION .............................................  24

GENERAL INFORMATION ABOUT THE TRUST ....................................  26

CALCULATION OF PERFORMANCE DATA ........................................  28
FINANCIAL STATEMENTS AND REPORTS .......................................  30
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................  31

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Balanced Fund, and the FBP Value Fund (the "Value Fund"), formerly the FBP Contrarian Equity Fund, are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust

Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which

"accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and
      (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
-----------------------------------------------------------------------------------------------------------------------------------

*Austin Brockenbrough III (age 67)             Since           Trustee;      President  and  Managing   Director  of       11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond,    Virginia;    Director   of
                                                            Jamestown Funds  Tredegar     Corporation      (plastics
                                                                             manufacturer)  and Wilkinson  O'Grady &
                                                                             Co.  Inc.   (global   asset   manager);
                                                                             Trustee of University of Richmond

*John T. Bruce (age 50)                        Since           Trustee;      Principal  of Flippin,  Bruce & Porter,       11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   FBP Value Fund
                                                                and FBP
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 67)             Since           Chairman      Retired  physician;  retired  President of    11
931 Broad Street Road                        June 1991        and Trustee    Dermatology  Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       11
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 64)                    Since            Trustee      Julian   Price   Professor    Emeritus,       11
200 Westminster Drive                      September 1988                    University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                    Since            Trustee      Chancellor   of   the   University   of       11
G19 Boatwright Library                       March 1993                      Richmond;    Director    of    Tredegar
Richmond, Virginia 23173                                                     Corporation   (plastics   manufacturer)
                                                                             and  Albemarle   Corporation  (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 44)                 Since            Trustee      President   of  Marshall   Biscuit  Co.       11
100 Jacintoport Boulevard                    March 1993                      Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                      Inc.  (airplane  fueling);  Director of
                                                                             BancTrust  Financial Group,  Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                    Since            Trustee      Retired  Managing  Director of Equities       11
47 Willway Avenue                            July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 68)                    Since            Trustee      Senior  Vice   President   and  General       11
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                    (state government relations);  Director
                                                                             of  The  Swiss  Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)




                                                              13



EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                     Since            Vice President of     Senior Vice  President  of  Davenport &
One James Center, 901 E. Cary Street        November 1997          The Davenport       Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                            Equity Fund

Joseph L. Antrim III (age 59)                   Since              President of        Executive  Vice  President  of  Davenport
One James Center, 901 E. Cary Street        November 1997         The Davenport        & Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                            Equity Fund

Charles M. Caravati III (age 38)                Since              President of        Managing Director of Lowe,  Brockenbrough
1802 Bayberry Court, Suite 400              January 1996      The Jamestown Balanced   & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                        Fund, The Jamestown
                                                                Equity Fund and The
                                                              Jamestown International
                                                                    Equity Fund

Robert G. Dorsey (age 47)                       Since             Vice President       Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230              November 2000                              LLC (a registered   transfer   agent)  and
Cincinnati, Ohio 45246                                                                 Ultimus Fund Distributors, LLC (a registered
                                                                                       broker-dealer)

John M. Flippin (age 62)                        Since            Vice President of     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                            September 1988       FBP Value Fund and     Lynchburg, Virginia
Lynchburg, Virginia 24504                                        FBP Balanced Fund

Beth Ann Gustafson (age 45)                     Since            President of The      Vice  President  of Lowe,  Brockenbrough
1802 Bayberry Court, Suite 400               March 1995        Jamestown Tax Exempt    & Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                           Virginia Fund

Timothy S. Healey (age 51)                      Since          Vice President of the   Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305                 January 1995         Government Street     Mobile, Alabama
Birmingham, Alabama 35223                                      Mid-Cap Fund and The
                                                               Alabama Tax Free Bond
                                                                       Fund

Mary Shannon Hope (age 40)                      Since         Vice President of the    Vice President and Portfolio Manager of
150 Government Street                       February 2004       Government Street      T. Leavell & Associates, Inc.,
Mobile, Alabama 36602                                               Bond Fund          Mobile, Alabama

J. Lee Keiger III (age 49)                      Since           Vice President of      Senior Vice President of
One James Center,  901 E. Cary Street       November 1997          The Davenport       Davenport & Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                            Equity Fund

Thomas W. Leavell (age 61)                      Since          Vice President of The   President of T. Leavell & Associates, Inc.,
150 Government Street                       February 2004    Government Street Equity  Mobile, Alabama
Mobile, Alabama 36602                                         Fund and The Government
                                                                Street Mid-Cap Fund

R. Gregory Porter III (age 63)                  Since            Vice President of     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                            September 1988        FBP Value Fund and    Lynchburg, Virginia
Lynchburg, Virginia 24504                                        FBP Balanced Fund

Mark J. Seger (age 42)                          Since                Treasurer         Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230              November 2000                              LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)                        Since            Vice President of     Account Administrator of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400              February 2003    The Jamestown Tax Exempt  & Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                            Virginia Fund

John F. Splain  (age 47)                        Since                Secretary         Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230              November 2000                              LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 53)                       Since          Vice President of The   Account Administrator of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400               March 1993       Jamestown Balanced Fund  & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                         and The Jamestown
                                                                    Equity Fund

Lawrence B. Whitlock, Jr. (age 56)              Since          Vice President of The   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              February 2002     Jamestown Balanced Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                         and The Jamestown
                                                                    Equity Fund


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.



                                                                                       Aggregate Dollar
                                                                               Range of Shares of All Registered
                                               Dollar Range of                  Investment Companies Overseen by
                                          Shares of the Funds Owned             Trustee in Family of Investment
Name of Trustee                                   by Trustee                              Companies
------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                             None                                 Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                        Over $100,000                             Over $100,000
Richard Mitchell                                     None                                 Over $100,000




                                                              15

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                             $10,001--$50,000                           Over $100,000
Richard L. Morrill                            $50,001--$100,000                           Over $100,000
Harris V. Morrissette                          $10,001--$50,000                           Over $100,000
Erwin H. Will, Jr.                                   None                                 Over $100,000

Samuel B. Witt III                                   None                                  $1--$10,000

As of July 15, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 6.8% of the outstanding shares of the Value Fund and 8.5% of the outstanding shares of the Balanced Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon     From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement          Fund Complex
-----------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 2,736              None                None               $ 14,000
J. Finley Lee, Jr.                  3,882              None                None                 20,000
Richard L. Morrill                  3,882              None                None                 20,000
Harris V. Morrissette               3,882              None                None                 20,000
Erwin H. Will, Jr.                  3,882              None                None                 20,000
Samuel B. Witt III                  4,454              None                None                 23,000


                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2005 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2004, 2003 and 2002, the Value Fund paid the Adviser advisory fees of $317,596, $382,258 and $409,824, respectively. For the fiscal years ended March 31, 2004, 2003 and 2002, the Balanced Fund paid the Adviser advisory fees of $370,482, $330,463 and $361,641, respectively.

The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. As affiliates of the Adviser, Messrs. Flippin, Bruce and Porter may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.


The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser has arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Funds, may compensate these organizations for their sales-related services based on the amount of customer assets maintained in the Funds by such organizations. The payment of such compensation by the Adviser will not affect the expense ratios of the Funds.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The
Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2004, 2003 and 2002, the Value Fund paid fees to the Administrator of $63,327, $73,302 and $77,320, respectively, and the Balanced Fund paid fees to the Administrator of $71,352, $65,138 and $70,474, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Value Fund was $56,256, $46,022 and $34,791, respectively. During the fiscal years ended March 31, 2004, 2003 and 2002, the total amount of brokerage commissions paid by the Balanced Fund was $27,016, $27,935 and $23,650, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2004, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $5,121,465 and $10,950, respectively, for the Value Fund and $2,215,771 and $5,475, respectively, for the Balanced Fund.

As of March 31, 2004, the Value Fund held common stock issued by the parent companies of Wachovia Securities, Inc. (the market value of which was $1,715,500) and Citigroup Global Markets Inc. (the market value of which was $1,628,550); and the Balanced Fund also held common stock issued by the parent companies of Wachovia Securities, Inc. (the market value of which was $1,316,000) and Citigroup Global Markets Inc. (the market value of which was $1,551,000). Wachovia Securities, Inc. and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds at 1-866-738-1127. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.


There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the
Code)  and that are  engaged  in the same or  similar  trades or  businesses  or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2004, the Value Fund had capital loss carryforwards for federal income tax purposes of $2,104,647, of which $353,416 expire March 31, 2010, $1,392,869 expire March 31, 2011, and $358,362 expire
March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held

Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.


SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 15, 2004, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 5.9% of the outstanding shares of the Balanced Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2004:

                                 FBP VALUE FUND

                                        One Year    Five Years   Ten Years
                                        --------    ----------   ---------
Return Before Taxes ...................   46.60%       3.56%       11.92%
Return After Taxes on Distributions ...   46.32%       3.09%       11.10%
Return After Taxes on Distributions
 and Sale of Fund Shares ..............   30.46%       2.79%       10.15%

                                FBP BALANCED FUND

                                        One Year    Five Years   Ten Years
                                        --------    ----------   ---------
Return Before Taxes ...................   33.19%       4.85%       10.67%
Return After Taxes on Distributions ...   32.04%       3.31%        8.81%
Return After Taxes on Distributions
 and Sale of Fund Shares ..............   22.47%       3.41%        8.40%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2004 were 0.91% and 1.07%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.


From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES


     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.



As adopted May 5, 2003

                             FLIPPIN, BRUCE & PORTER
                      PROXY VOTING POLICIES AND PROCEDURES

                           (as amended June 30, 2003)


A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES
----------

Proxy voting procedures at Flippin, Bruce & Porter, Inc. are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Committee is responsible for:

     o    Developing, updating and implementing the policies and procedures.
     o    Overseeing the proxy voting process.
     o Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
     o    Meeting regularly as necessary to fulfill its responsibilities.
     o    Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist. This is a list maintained by the Proxy Committee of any public companies where a potential conflict exists with Flippin, Bruce & Porter, Inc. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the

FBP Executive Committee for action. If a true conflict of interest exists, the determination of the vote for any or all proxy issues for that company is as follows: 1) In those cases where the FBP proxy voting guidelines clearly and specifically address the issue, that issue is voted in accordance with those guidelines. 2) In any case where the guidelines do not clearly and specifically address the issue, that proxy will be forwarded to the client for their determination on that issue or issues. 3) In cases where client determination is not practical, the issue will be decided upon by an independent third party under a special contractual arrangement.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I.  GENERAL PHILOSOPHY
After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II.  BOARD OF DIRECTORS
Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence - FBP will generally vote for the proposed slate of directors after a fully satisfactory review which ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors to age 72 in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting - FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans - FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII.  MISCELLANEOUS GOVERNANCE PROVISIONS
Confidential   Voting  -  FBP  will  generally  oppose  proposals  to  establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII.  CAPITAL STRUCTURE
Stock Authorizations - FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock - Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation - FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in earnings dilution greater than 10% of shares outstanding after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and
f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

================================================================================


                                      THE

[GRAPHIC OMITTED]           FLIPPIN, BRUCE & PORTER

                                     FUNDS



                        -------------------------------

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND





                                 ANNUAL REPORT
                                 MARCH 31, 2004





                                 NO-LOAD FUNDS




================================================================================

Letter to Shareholders                                             May 14, 2004
================================================================================
When we wrote to you a year ago in the Funds' annual report, we expected better returns from stocks for a number of reasons. Expectations were low, consumer spending was stable, and the Federal Reserve was accommodative due to low inflation and concerns over employment growth and potential deflation. Deficit spending, along with substantial tax cuts, also provided significant fiscal stimulus. The economy responded with vigorous Gross Domestic Product growth, thus driving earnings up approximately 12% in 2003 and an expected 18% in 2004.

Stocks, as measured by the S&P 500, responded strongly with a total return of 35.1%. Leadership was provided by sectors of the market that perform well in the early stages of an economic recovery. Materials, Financials, Information Technology and Consumer Discretionary all produced exceptional returns.
Healthcare and Consumer Staples were the two weakest S&P groups. Bonds also produced positive returns, with the Lehman Government/Credit Index up 6.2%. Short-term interest rates moved lower last June as the Federal Reserve cut the Fed Funds rate to 1%, a level that is still maintained today. Intermediate to longer rates changed little year over year, but did display a fair amount of movement over the course of the year responding to investors perception of economic growth or deflation possibilities at the time.

We are pleased to report the results of your Funds for the fiscal year ending March 31, 2004. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.
                                            Twelve         Three        Five
                                            Months         Years        Years
                                            ------         -----        -----
FBP Contrarian Equity Fund                  46.60%         5.52%        3.56%
FBP Contrarian Balanced Fund                33.19%         6.35%        4.85%

S&P 500 Index                               35.12%         0.63%       -1.20%
Russell 1000 Value Index                    40.82%         4.30%        3.88%
Lehman Government/Credit Index               6.15%         8.00%        7.56%

As the fiscal year began, the equity portion of the Funds' portfolios were positioned to perform well if the economy improved, which fortunately led to excellent performance. Consumer Discretionary (+81.3%), Industrials (+72.6%), Consumer Staples (+63.1%) and Materials (+59.3%) were our strongest sectors, all outperforming the S&P 500. Telecommunications (+7.2%), lack of exposure to Utilities, and an underweight in Information Technology (+38.9) held back returns. While the overall sector exposure added to returns, stock selection was the primary driver in the Funds' above market returns. The five top and bottom contributors to performance were:

Top Contributor * (Fiscal Year Return)      Bottom Contributor * (Fiscal Year Return)
--------------------------------------      -----------------------------------------
Cendant Corp                  105.2%        Johnson & Johnson           -9.7%
Tyco International            127.1%        Merck & Co                 -13.2%
JP Morgan Chase                83.9%        Computer Sciences            6.1%
Best Buy, Inc                  83.3%        Eastman Kodak              -19.0%
Citigroup Inc                  52.6%        Electronic Data Systems     -0.8%

* Contribution rankings are determined by combining period return and portfolio weighting for the Equity Fund. The equity portion of the Balanced Fund contributors would be substantially the same.

The bond portion of the Balanced Fund performed slightly better than the Lehman Government/Credit Index, but with much less volatility as its maturity structure was much shorter. The Balanced Fund's asset mix was invested more heavily to stocks over the past year, also benefiting the Fund.

The investment climate has changed significantly since last year. Economic growth appears to have a solid foundation now that business spending and employment are improving. However, growth should moderate from the past years' strong pace. Some inflationary pressure is becoming evident as higher energy, food and other commodity costs pass through the system. Thus, the Federal
Reserve is now in a position to begin raising short-term interest rates to a more normal level. Both bonds and stocks have adjusted to a degree for this policy change. Intermediate and longer-term interest rates have already risen approximately 1% since mid-March. Even with strongly rising corporate profits, stocks have declined since the end of March, reflecting a lower price earnings/ratio due to expected and actual higher interest rates. In our view, this is a normal market reaction to a changed Fed outlook. We believe the P/E adjustment is close to running its course, thus continued strong corporate profits will be the driver of future stock gains.

We have made a number of changes to the Funds' portfolios to position them to perform well as we move forward. The transition out of a number of stocks approaching our full value target prices and into stocks that we judged to be significantly undervalued occurred in 2003 and continued in the first quarter of 2004. Most of the stocks we reduced or eliminated were in economically sensitive sectors such as Consumer Discretionary, Materials and Industrials. As noted previously, these groups had performed especially well since March 2003, contributing to the fund's strong returns over the last year. We have redeployed the proceeds from these sales most notably increasing the Health Care sector. There we have added a number of stocks that have lagged the overall market but possess attractive valuations when compared to both their own history as well as the market, and in addition offer predictable earnings growth. Some examples include Anthem, Cigna, Hospital Corp of America, Pfizer, and Cardinal Heath. We believe these stocks will perform well as this market cycle matures into its middle and latter stages. The fixed income portion of the Fund continues to be positioned defensively so as to protect the principal value of the bond portion should interest rates continue to mover higher.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and most importantly, our people. We are very proud of our experienced, dedicated and stable staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

COMPARATIVE CHARTS
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Contrarian Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                         FBP CONTRARIAN EQUITY FUND
                                         --------------------------

         COMPARISON OF THE CHANGE IN VALUE OF A $10,000  INVESTMENT IN THE FBP CONTRARIAN
             EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                         FBP CONTRARIAN EQUITY FUND:
              ----------------------------                         ---------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94         0.69%          10,069
       09/30/94           4.89%          10,534              09/30/94         7.34%          10,808
       12/31/94          -0.02%          10,531              12/31/94        -1.30%          10,667
       03/31/95           9.74%          11,557              03/31/95         6.42%          11,352
       06/30/95           9.55%          12,660              06/30/95         9.37%          12,415
       09/30/95           7.95%          13,666              09/30/95         8.53%          13,475
       12/31/95           6.02%          14,489              12/31/95         3.24%          13,911
       03/31/96           5.37%          15,267              03/31/96         5.71%          14,706
       06/30/96           4.49%          15,952              06/30/96         4.54%          15,373
       09/30/96           3.09%          16,445              09/30/96         2.42%          15,744
       12/31/96           8.34%          17,816              12/31/96         8.47%          17,078
       03/31/97           2.68%          18,293              03/31/97         1.30%          17,301
       06/30/97          17.46%          21,487              06/30/97        13.93%          19,711
       09/30/97           7.49%          23,097              09/30/97         9.47%          21,577
       12/31/97           2.87%          23,760              12/31/97        -0.73%          21,419
       03/31/98          13.95%          27,074              03/31/98        12.19%          24,030
       06/30/98           3.30%          27,968              06/30/98        -0.35%          23,946
       09/30/98          -9.95%          25,186              09/30/98       -15.36%          20,269
       12/31/98          21.30%          30,550              12/31/98        24.61%          25,257
       03/31/99           4.98%          32,072              03/31/99         2.51%          25,891
       06/30/99           7.05%          34,333              06/30/99        13.47%          29,378
       09/30/99          -6.24%          32,189              09/30/99       -13.16%          25,511
       12/31/99          14.88%          36,979              12/31/99         2.69%          26,198
       03/31/00           2.29%          37,827              03/31/00        -6.51%          24,492
       06/30/00          -2.66%          36,822              06/30/00        -3.59%          23,611
       09/30/00          -0.97%          36,465              09/30/00         4.01%          24,557
       12/31/00          -7.82%          33,612              12/31/00         4.64%          25,696
       03/31/01         -11.86%          29,627              03/31/01         2.15%          26,249
       06/30/01           5.85%          31,361              06/30/01         7.42%          28,195
       09/30/01         -14.68%          26,758              09/30/01       -12.12%          24,778
       12/31/01          10.69%          29,617              12/31/01        15.51%          28,620
       03/31/02           0.27%          29,698              03/31/02         0.14%          28,660
       06/30/02         -13.40%          25,720              06/30/02       -12.74%          25,009
       09/30/02         -17.28%          21,276              09/30/02       -16.85%          20,796
       12/31/02           8.44%          23,071              12/31/02         7.75%          22,408
       03/31/03          -3.15%          22,345              03/31/03        -6.14%          21,033
       06/30/03          15.39%          25,784              06/30/03        19.79%          25,194
       09/30/03           2.65%          26,467              09/30/03         4.57%          26,346
       12/31/03          12.18%          29,689              12/31/03        12.20%          29,560
       03/31/04           1.69%          30,192              03/31/04         4.31%          30,835


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN          BALANCE
         ----            ------          -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705

Past performance is not predictive of future performance.


                                    FBP CONTRARIAN BALANCED FUND
                                    ----------------------------

         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
            BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                         FBP CONTRARIAN BALANCED FUND:
              ----------------------------                         ----------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94         0.12%          10,012
       09/30/94           4.89%          10,534              09/30/94         4.83%          10,496
       12/31/94          -0.02%          10,531              12/31/94        -0.97%          10,394
       03/31/95           9.74%          11,557              03/31/95         6.35%          11,054
       06/30/95           9.55%          12,660              06/30/95         7.70%          11,904
       09/30/95           7.95%          13,666              09/30/95         6.43%          12,670
       12/31/95           6.02%          14,489              12/31/95         3.10%          13,063
       03/31/96           5.37%          15,267              03/31/96         3.96%          13,581
       06/30/96           4.49%          15,952              06/30/96         3.40%          14,042
       09/30/96           3.09%          16,445              09/30/96         1.70%          14,281
       12/31/96           8.34%          17,816              12/31/96         6.62%          15,227
       03/31/97           2.68%          18,293              03/31/97         0.92%          15,366
       06/30/97          17.46%          21,487              06/30/97        11.41%          17,119
       09/30/97           7.49%          23,097              09/30/97         7.62%          18,423
       12/31/97           2.87%          23,760              12/31/97        -0.30%          18,368
       03/31/98          13.95%          27,074              03/31/98         8.94%          20,010
       06/30/98           3.30%          27,968              06/30/98         0.90%          20,190
       09/30/98          -9.95%          25,186              09/30/98       -10.04%          18,164
       12/31/98          21.30%          30,550              12/31/98        16.44%          21,149
       03/31/99           4.98%          32,072              03/31/99         2.88%          21,758
       06/30/99           7.05%          34,333              06/30/99         8.78%          23,668
       09/30/99          -6.24%          32,189              09/30/99        -9.14%          21,506
       12/31/99          14.88%          36,979              12/31/99         3.56%          22,272
       03/31/00           2.29%          37,827              03/31/00        -4.14%          21,350
       06/30/00          -2.66%          36,822              06/30/00        -3.07%          20,695
       09/30/00          -0.97%          36,465              09/30/00         4.03%          21,529
       12/31/00          -7.82%          33,612              12/31/00         4.54%          22,506
       03/31/01         -11.86%          29,627              03/31/01         1.82%          22,916
       06/30/01           5.85%          31,361              06/30/01         5.04%          24,072
       09/30/01         -14.68%          26,758              09/30/01        -6.91%          22,409
       12/31/01          10.69%          29,617              12/31/01        10.40%          24,740
       03/31/02           0.27%          29,698              03/31/02        -0.21%          24,687
       06/30/02         -13.40%          25,720              06/30/02        -8.71%          22,537
       09/30/02         -17.28%          21,276              09/30/02       -10.78%          20,107
       12/31/02           8.44%          23,071              12/31/02         6.15%          21,345
       03/31/03          -3.15%          22,345              03/31/03        -3.03%          20,697
       06/30/03          15.39%          25,784              06/30/03        14.38%          23,675
       09/30/03           2.65%          26,467              09/30/03         3.34%          24,466
       12/31/03          12.18%          29,689              12/31/03         8.98%          26,663
       03/31/04           1.69%          30,192              03/31/04         3.39%          27,567


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN        BALANCE
         ----            ------        -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS(a)
                        (FOR YEARS ENDED MARCH 31, 2004)

                                      1 YEAR        5 YEARS      10 YEARS

FBP Contrarian Equity Fund            46.60%         3.56%        11.92%
FBP Contrarian Balanced Fund          33.19%         4.85%        10.67%
Standard & Poor's 500 Index           35.12%        -1.20%        11.68%
Consumer Price Index                   1.70%         2.51%         2.42%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the Periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 94.1%                                 VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY --  9.6%
    13,000       Best Buy Company, Inc. .......................      $  672,360
    15,000       CVS Corporation ..............................         529,500
    18,000       Dana Corporation .............................         357,480
    59,000       Dillard's, Inc. ..............................       1,130,440
    25,300       May Department Stores Company (b) ............         874,874
    23,500       Monsanto Company .............................         861,745
     6,500       Whirlpool Corporation ........................         447,655
                                                                     ----------
                                                                      4,874,054
                                                                     ----------
                 CONSUMER STAPLES -- 7.5%
    19,000       Altria Group, Inc. ...........................       1,034,550
    40,500       Archer-Daniels-Midland Company ...............         683,235
    30,000       Kroger Company (The) (a) .....................         499,200
    35,000       SUPERVALU, Inc. ..............................       1,068,900
     8,500       Wal-Mart Stores, Inc. ........................         507,365
                                                                     ----------
                                                                      3,793,250
                                                                     ----------
                 ENERGY -- 3.4%
    15,000       Kerr-McGee Corporation .......................         772,500
    28,200       Marathon Oil Corporation .....................         949,494
                                                                     ----------
                                                                      1,721,994
                                                                     ----------

                 FINANCIALS -- 28.1%
    20,000       American Express Company .....................       1,037,000
    18,400       American International Group, Inc. ...........       1,312,840
    23,000       Bank of America Corporation ..................       1,862,540
    20,000       Bank One Corporation .........................       1,090,400
    31,500       Citigroup, Inc. ..............................       1,628,550
    10,000       Freddie Mac ..................................         590,600
    10,000       Jefferson Pilot Corporation ..................         550,100
    37,000       J.P. Morgan Chase & Company ..................       1,552,150
    26,000       Saint Paul Companies, Inc. ...................       1,040,260
    51,500       Travelers Property Casualty Corporation - Class B      889,405
    60,000       Unumprovident Corporation ....................         877,800
    36,500       Wachovia Corporation .........................       1,715,500
                                                                     ----------
                                                                     14,147,145
                                                                     ----------
                 HEALTH CARE -- 18.1%
     6,400       Anthem, Inc. (a) .............................         580,096
    33,000       Bristol-Myers Squibb Company .................         799,590
    19,700       Cardinal Health, Inc. ........................       1,357,330
    12,000       Cigna Corporation ............................         708,240
    31,300       HCA, Inc. ....................................       1,271,406
    27,000       Johnson & Johnson ............................       1,369,440
    21,000       Merck & Company, Inc. ........................         927,990
    39,000       Pfizer, Inc. .................................       1,366,950
    17,000       Watson Pharmaceuticals, Inc. (a) .............         727,430
                                                                     ----------
                                                                      9,108,472
                                                                     ----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS   (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 94.1%(CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 11.7%
    86,000       Cendant Corporation ..........................    $  2,097,540
     9,200       FedEx Corporation ............................         691,472
    26,500       General Electric Company .....................         808,780
    24,000       Transocean, Inc. (a) .........................         669,360
    40,000       Tyco International Limited ...................       1,146,000
     8,000       Union Pacific Corporation ....................         478,560
                                                                     ----------
                                                                      5,891,712
                                                                     ----------

                 INFORMATION TECHNOLOGY -- 10.7%
     8,000       Agilent Technologies, Inc. (a) ...............         253,040
    18,000       Computer Sciences Corporation (a) ............         725,940
    10,000       Harris Corporation ...........................         484,100
    60,000       Hewlett-Packard Company ......................       1,370,400
    17,500       International Business Machines Corporation (b)      1,607,200
    38,000       Microsoft Corporation ........................         948,860
                                                                     ----------
                                                                      5,389,540
                                                                     ----------
                 MATERIALS -- 2.4%
    40,000       Engelhard Corporation ........................       1,195,600
                                                                     ----------

                 TELECOMMUNICATION SERVICES -- 2.6%
    36,000       Verizon Communications, Inc. .................       1,315,440
                                                                     ----------

                 TOTAL COMMON STOCKS (Cost $31,818,249) .......    $ 47,437,207
                                                                   ------------

================================================================================
  PAR VALUE      SHORT-TERM CORPORATE NOTES-- 5.8%                      VALUE
--------------------------------------------------------------------------------
$   55,199       American Family Financial Services
                  Demand Note, 0.70% ..........................    $     55,199
   190,497       U.S. Bank N.A. Demand Note, 0.84% ............         190,497
 2,689,280       Wisconsin Corporate Central Credit Union
                  Variable Demand Note, 0.76% .................       2,689,280
                                                                     ----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $2,934,976) ...........................    $  2,934,976
                                                                     ----------

                 TOTAL INVESTMENTS AT VALUE-- 99.9%
                  (Cost $34,753,225) ..........................    $ 50,372,183

                 OTHER ASSETS IN EXCESS OF LIABILTIES-- 0.1%...          27,663
                                                                     ----------

                 NET ASSETS-- 100.0% ..........................    $ 50,399,846
                                                                   ============


(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2004
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS        COVERED CALL OPTIONS                     OPTIONS    RECEIVED
--------------------------------------------------------------------------------
                 International Business Machines Corporation,
     15           7/17/2004 at $100 ...................  $  1,950    $  6,840
                 May Department Stores Company,
     40           6/19/2004 at $32.5 ..................    12,800      10,284
                                                         --------    --------
                                                         $ 14,750    $ 17,124
                                                         ========    ========


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
  SHARES         COMMON STOCKS -- 69.6%                                 VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 6.7%
    10,000       Best Buy Company, Inc. .......................    $    517,200
    13,500       CVS Corporation ..............................         476,550
    15,000       Dana Corporation .............................         297,900
    42,000       Dillard's, Inc. ..............................         804,720
    20,000       May Department Stores Company (b) ............         691,600
    17,000       Monsanto Company .............................         623,390
     1,600       Sears, Roebuck & Company .....................          68,736
     6,000       Whirlpool Corporation ........................         413,220
                                                                     ----------
                                                                      3,893,316
                                                                     ----------
                 CONSUMER STAPLES -- 6.0%
    18,000       Altria Group, Inc. ...........................         980,100
    36,000       Archer-Daniels-Midland Company ...............         607,320
    20,000       Kroger Company (The) (a) .....................         332,800
    33,900       SUPERVALU, Inc. ..............................       1,035,306
     9,500       Wal-Mart Stores, Inc. ........................         567,055
                                                                     ----------
                                                                      3,522,581
                                                                     ----------
                 ENERGY -- 2.6%
    14,000       Kerr-McGee Corporation .......................         721,000
    23,000       Marathon Oil Corporation .....................         774,410
                                                                     ----------
                                                                      1,495,410
                                                                     ----------
                 FINANCIALS -- 21.0%
    18,000       American Express Company .....................         933,300
    15,600       American International Group, Inc. ...........       1,113,060
    20,000       Bank of America Corporation ..................       1,619,600
    18,000       Bank One Corporation .........................         981,360
    30,000       Citigroup, Inc. ..............................       1,551,000
     7,000       Freddie Mac ..................................         413,420
     8,500       Jefferson Pilot Corporation ..................         467,585
    34,000       J.P. Morgan Chase & Company ..................       1,426,300
    24,000       Saint Paul Companies, Inc. ...................         960,240
    42,000       Travelers Property Casualty Corporation - Class B      725,340
    49,000       Unumprovident Corporation ....................         716,870
    28,000       Wachovia Corporation .........................       1,316,000
                                                                     ----------
                                                                     12,224,075
                                                                     ----------
                 HEALTHCARE -- 12.9%
     5,300       Anthem, Inc. (a) .............................         480,392
    17,000       Bristol-Myers Squibb Company .................         411,910
    16,300       Cardinal Health, Inc. ........................       1,123,070
    10,000       Cigna Corporation ............................         590,200
    27,500       HCA, Inc. ....................................       1,117,050
    23,000       Johnson & Johnson ............................       1,166,560
    18,000       Merck & Company, Inc. ........................         795,420
    32,000       Pfizer, Inc. .................................       1,121,600
    17,000       Watson Pharmaceuticals, Inc. (a) .............         727,430
                                                                     ----------
                                                                      7,533,632
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 69.6%(CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 9.0%
    75,000       Cendant Corporation ..........................    $  1,829,250
     6,800       FedEx Corporation ............................         511,088
    26,000       General Electric Company .....................         793,520
    20,000       Transocean, Inc. (a) .........................         557,800
    39,000       Tyco International Limited ...................       1,117,350
     7,000       Union Pacific Corporation ....................         418,740
                                                                     ----------
                                                                      5,227,748
                                                                     ----------
                 INFORMATION TECHNOLOGY -- 7.5%
     6,700       Agilent Technologies, Inc. (a) ...............         211,921
    14,400       Computer Sciences Corporation (a) ............         580,752
     8,100       Harris Corporation ...........................         392,121
    50,500       Hewlett-Packard Company ......................       1,153,420
    14,000       International Business Machines Corporation (b)      1,285,760
    30,000       Microsoft Corporation ........................         749,100
                                                                     ----------
                                                                      4,373,074
                                                                     ----------
                 MATERIALS -- 2.0%
    39,000       Engelhard Company ............................       1,165,710
                                                                     ----------

                 TELECOMMUNICATION SERVICES -- 1.9%
    31,000       Verizon Communications, Inc. .................       1,132,740
                                                                     ----------

                 TOTAL COMMON STOCKS (Cost $24,597,227) .......    $ 40,568,286
                                                                   ------------

================================================================================
   SHARES        EXCHANGE-TRADED FUNDS -- 0.6%                         VALUE
--------------------------------------------------------------------------------
     6,000       iShares Russell 1000 Value Index Fund
                  (Cost $336,300) ..............................   $    358,080
                                                                     ----------

================================================================================
PAR VALUE        U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 8.5%         VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY BILLS -- 0.9%
$  500,000        discount, due 4/1/2004 .......................   $    500,000
                                                                     ----------

                 U.S. TREASURY NOTES -- 6.0%
   500,000        2.125%, due 10/31/2004 ......................         503,164
 1,000,000        2.00%, due 11/30/2004 .......................       1,006,211
   500,000        1.625%, due 4/30/2005 .......................         502,402
   500,000        1.50%, due 7/31/2005 ........................         501,641
   500,000        2.00%, due 8/31/2005 ........................         504,961
   500,000        1.875%, due 1/31/2006 .......................         503,321
                                                                     ----------
                                                                      3,521,700
                                                                     ----------
                 FEDERAL HOME LOAN BANK -- 1.6%
   425,000        1.65%, due 12/30/2005 .......................         424,889
   500,000        4.14%, due 8/27/2008 ........................         506,202
                                                                     ----------
                                                                        931,091
                                                                     ----------

                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost $4,947,122) ...........................    $  4,952,791
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE        CORPORATE BONDS -- 12.7%                              VALUE
--------------------------------------------------------------------------------

                 FINANCE -- 7.0%
                 Allstate Corporation,
$  500,000        7.875%, due 5/1/2005 .........................   $    533,723
                 Aon Corporation,
   500,000        6.90%, due 7/1/2004 ..........................        506,345
                 Bankers Trust New York Corporation,
   750,000        7.375%, due 5/1/2008 .........................        869,328
                 CIT Group, Inc.,
   500,000        5.625%, due 5/17/2004 ........................        502,660
                 General Motors Acceptance Corporation,
   500,000        4.15%, due 2/7/2005 ..........................        509,515
                 Northern Trust Company,
 1,000,000        7.10%, due 8/1/2009 ..........................      1,180,935
                                                                     ----------
                                                                      4,102,506
                                                                     ----------
                 INDUSTRIAL -- 3.9%
                 Berkshire Hathaway, Inc.,
   500,000        9.75%, due 1/15/2018 .........................        514,490
                 Raychem Corporation,
 1,000,000        8.20%, due 10/15/2008 ........................      1,145,620
                 Ryder System, Inc.,
   560,000        6.60%, due 11/15/2005 ........................        597,020
                                                                     ----------
                                                                      2,257,130
                                                                     ----------
                 UTILITIES -- 1.8%
                 Ohio Power Company,
 1,000,000        6.75%, due 7/1/2004 ..........................      1,013,145
                                                                     ----------

                 TOTAL CORPORATE BONDS (Cost $6,812,801)........   $  7,372,781
                                                                     ----------

================================================================================
PAR VALUE        SHORT-TERM CORPORATE NOTES-- 8.4%                     VALUE
--------------------------------------------------------------------------------
$1,758,031       American Family Financial Services
                  Demand Note, 0.70% ...........................   $  1,758,031
 2,193,845       U.S. Bank N.A. Demand Note, 0.84% .............      2,193,845
   962,829       Wisconsin Corporate Central Credit Union
                  Variable Demand Note, 0.76% ..................        962,829
                                                                     ----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $4,914,705) ............................   $  4,914,705
                                                                     ----------

                 TOTAL INVESTMENTS AT VALUE-- 99.8%
                  (Cost $41,608,155) ...........................   $ 58,166,643

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ..        123,455
                                                                     ----------

                 NET ASSETS-- 100.0% ...........................   $ 58,290,098
                                                                     ----------


(a) Non-income producing security.

(b) Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2004
================================================================================
 OPTION                                                     VALUE OF   PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                            OPTIONS   RECEIVED
--------------------------------------------------------------------------------

             International Business Machines Corporation,
     15       7/17/2004 at $100 .........................  $  1,950  $   6,839
             May Department Stores Company,
     20       6/19/2004 at $32.5 ........................     6,400      5,140
                                                            -------    -------
                                                           $  8,350  $  11,979
                                                            =======    =======

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
================================================================================
                                                     FBP              FBP
                                                  CONTRARIAN       CONTRARIAN
                                                    EQUITY          BALANCED
                                                     FUND             FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost .....................  $  34,753,225     $  41,608,155
                                                =============     =============

     At value (Note 1) .......................  $  50,372,183     $  58,166,643
   Dividends and interest receivable .........         86,143           260,592
   Receivable for capital shares sold ........          2,950             1,218
   Other assets ..............................          6,268             3,434
                                                -------------     -------------
     TOTAL ASSETS ............................     50,467,544        58,431,887
                                                -------------     -------------

LIABILITIES
   Distributions payable .......................        5,082            67,168
   Payable for capital shares redeemed .........           --            12,139
   Accrued investment advisory fees (Note 3) ...       29,640            34,394
   Accrued administration fees (Note 3) ........        5,800             6,500
   Other accrued expenses and liabilities ......       12,426            13,238
   Covered call options, at value (Notes 1 and 4)
    (premiums received $17,124 and $11,979,
     respectively) .............................       14,750             8,350
                                                -------------     -------------
     TOTAL LIABILITIES .........................       67,698           141,789
                                                -------------     -------------

NET ASSETS ...................................  $  50,399,846     $  58,290,098
                                                =============     =============


Net assets consist of:
   Paid-in capital ...........................  $  36,881,690     $  41,705,893
   Undistributed net investment income .......          1,471            22,088
   Accumulated net realized losses from
     security transactions ...................     (2,104,647)             --
   Net unrealized appreciation on investments      15,621,332        16,562,117
                                                -------------     -------------
Net assets ...................................  $  50,399,846     $  58,290,098
                                                =============     =============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) ............................      2,026,989         3,168,552
                                                =============     =============


Net asset value, offering price and redemption
   price per share (Note 1) ..................  $       24.86     $       18.40
                                                =============     =============



See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004
================================================================================
                                                     FBP              FBP
                                                  CONTRARIAN       CONTRARIAN
                                                    EQUITY          BALANCED
                                                     FUND             FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..................................    $    11,426       $   652,758
   Dividends .................................        879,394           751,276
                                                -------------     -------------
     TOTAL INVESTMENT INCOME .................        890,820         1,404,034
                                                -------------     -------------

EXPENSES
   Investment advisory fees (Note 3) .........        317,596           370,482
   Administration fees (Note 3) ..............         63,327            71,352
   Professional fees .........................         15,341            16,087
   Postage and supplies ......................         15,778            10,836
   Trustees' fees and expenses ...............         12,252            12,252
   Custodian fees ............................         11,466             8,917
   Registration fees .........................         10,981             7,357
   Insurance expense .........................          4,396             4,100
   Printing of shareholder reports ...........          4,661             2,893
   Other expenses ............................          7,934            14,275
                                                -------------     -------------
     TOTAL EXPENSES ..........................        463,732           518,551
                                                -------------     -------------

NET INVESTMENT INCOME ........................        427,088           885,483
                                                -------------     -------------

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
   Net realized gains on security transactions        481,741         2,283,392
   Net realized gains on option contracts written      31,445            25,799
   Net change in unrealized appreciation/
     depreciation on investments .............     16,444,665        11,381,122
                                                -------------     -------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ............................     16,957,851        13,690,313
                                                -------------     -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...........................  $  17,384,939     $  14,575,796
                                                -------------     -------------


See accompanying notes to financial statements.



THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                   FBP CONTRARIAN                FBP CONTRARIAN
                                                     EQUITY FUND                  BALANCED FUND
                                              ---------------------------------------------------------
                                                 YEAR          YEAR            YEAR          YEAR
                                                 ENDED         ENDED           ENDED         ENDED
                                                MARCH 31,     MARCH 31,       MARCH 31,     MARCH 31,
                                                  2004          2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $    427,088   $    580,344    $    885,483   $  1,089,506
   Net realized gains (losses) on:
     Security transactions ..............        481,741     (2,365,361)      2,283,392       (710,015)
     Option contracts written ...........         31,445        100,944          25,799         70,053
   Net change in unrealized appreciation/
     depreciation on investments ........     16,444,665    (15,708,256)     11,381,122     (9,024,208)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................     17,384,939    (17,392,329)     14,575,796     (8,574,664)
                                            ------------   ------------    ------------   ------------
DISTRIBUTIONS TO
SHAREHOLDERS
   From net investment income ...........       (430,868)      (580,586)       (928,333)    (1,128,186)
   From realized capital gains on
     security transactions ..............           --             --        (1,622,673)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from
   distributions to shareholders ........       (430,868)      (580,586)     (2,551,006)    (1,128,186)
                                            ------------   ------------    ------------   ------------
FROM CAPITAL
SHARE TRANSACTIONS
   Proceeds from shares sold ............      5,760,919     19,331,027       3,896,859      3,084,060
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ....................        415,384        447,881       2,418,581      1,037,813
   Payments for shares redeemed .........    (21,282,657)   (15,910,461)     (4,383,424)    (2,894,644)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from capital share transactions ......    (15,106,354)     3,868,447       1,932,016      1,227,229
                                            ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................      1,847,717    (14,104,468)     13,956,806     (8,475,621)

NET ASSETS
   Beginning of year ....................     48,552,129     62,656,597      44,333,292     52,808,913
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 50,399,846   $ 48,552,129    $ 58,290,098   $ 44,333,292
                                            ============   ============    ============   ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ....................   $      1,471   $      5,251    $     22,088   $     20,407
                                            ============   ============    ============   ============

CAPITAL SHARE ACTIVITY
   Sold .................................        259,761      1,001,736         219,592        199,584
   Reinvested ...........................         18,252         24,745         133,936         69,712
   Redeemed .............................     (1,086,855)      (846,273)       (251,559)      (189,091)
                                            ------------   ------------    ------------   ------------
   Net increase (decrease) in
     shares outstanding .................      (808,842)        180,208         101,969         80,205
   Shares outstanding at beginning of year     2,835,831      2,655,623       3,066,583      2,986,378
                                            ------------   ------------    ------------   ------------
   Shares outstanding at end of year ....      2,026,989      2,835,831       3,168,552      3,066,583
                                            ============   ============    ============   ============

See accompanying notes to financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------
                                                    2004         2003        2002       2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $  17.12     $  23.59    $  21.78   $  20.82   $  22.57
                                                 --------     --------    --------   --------   --------

Income (loss) from investment operations:
   Net investment income ....................        0.22         0.20        0.18       0.25       0.18
   Net realized and unrealized gains (losses)
     on investments .........................        7.74        (6.47)       1.81       1.22      (1.38)
                                                 --------     --------    --------   --------   --------
Total from investment operations ............        7.96        (6.27)       1.99       1.47      (1.20)
                                                 --------     --------    --------   --------   --------

Less distributions:
   Dividends from net investment income .....       (0.22)       (0.20)      (0.18)     (0.25)     (0.18)
   Distributions from net realized gains ....          --           --          --      (0.26)     (0.37)
                                                 --------     --------    --------   --------   --------
Total distributions .........................       (0.22)       (0.20)      (0.18)     (0.51)     (0.55)
                                                 --------     --------    --------   --------   --------

Net asset value at end of year ..............   $   24.86    $   17.12   $   23.59  $   21.78  $   20.82
                                                =========    =========   =========  =========  =========


Total return (a) ............................       46.60%      (26.61%)      9.19%      7.17%     (5.40%)
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  50,400    $  48,552   $  62,657  $  54,950  $  55,791
                                                =========    =========   =========  =========  =========


Ratio of expenses to average net assets .....        1.02%        1.00%       0.97%      0.98%      1.04%

Ratio of net investment income to
   average net assets .......................        0.94%        1.06%       0.80%      1.18%      0.83%

Portfolio turnover rate .....................          19%          12%         15%        26%        20%

(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.

See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------
                                                    2004         2003        2002       2001       2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........   $   14.46    $   17.68   $   17.26  $   17.70  $   19.36
                                                 --------     --------    --------   --------   --------

Income (loss) from investment operations:
   Net investment income ....................        0.29         0.36        0.39       0.44       0.40
   Net realized and unrealized gains (losses)
     on investments .........................        4.49        (3.21)       0.92       0.81      (0.74)
                                                 --------     --------    --------   --------   --------
Total from investment operations ............        4.78        (2.85)       1.31       1.25      (0.34)
                                                 --------     --------    --------   --------   --------

Less distributions:
   Dividends from net investment income .....       (0.31)       (0.37)      (0.39)     (0.44)     (0.40)
   Distributions from net realized gains ....       (0.53)          --       (0.50)     (1.25)     (0.92)
                                                 --------     --------    --------   --------   --------
Total distributions .........................       (0.84)       (0.37)      (0.89)     (1.69)     (1.32)
                                                 --------     --------    --------   --------   --------

Net asset value at end of year ..............   $   18.40    $   14.46   $   17.68  $   17.26  $   17.70
                                                 ========     ========    ========   ========   ========


Total return (a) ............................       33.19%      (16.16%)      7.73%      7.34%     (1.87%)
                                                 ========     ========    ========   ========   ========


Net assets at end of year (000's) ...........   $  58,290    $  44,333   $  52,809  $  50,096  $  59,673
                                                 ========     ========    ========   ========   ========


Ratio of expenses to average net assets .....        0.98%        1.00%       0.98%      0.99%      1.02%

Ratio of net investment income to
   average net assets .......................        1.68%        2.31%      2.20%(b)    2.43%      2.11%

Portfolio turnover rate .....................          21%          21%         20%        13%        31%

(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.

(b) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 are as follows:

-------------------------------------------------------------------------------------------------------
                                             Year        Ordinary      Long-Term           Total
                                             Ended        Income       Capital Gains    Distributions
-------------------------------------------------------------------------------------------------------
FBP Contrarian Equity Fund .............    3/31/04    $  430,868       $        --     $    430,868
                                            3/31/03    $  580,586       $        --     $    580,586
-------------------------------------------------------------------------------------------------------
FBP Contrarian Balanced Fund ...........    3/31/04    $ 1,044,192      $ 1,506,814     $  2,551,006
                                            3/31/03    $ 1,128,186      $        --     $  1,128,186
-------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

--------------------------------------------------------------------------------
                                             FBP CONTRARIAN     FBP CONTRARIAN
                                               EQUITY FUND       BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and options      $  34,736,101      $  41,580,021
                                               =============      =============

Gross unrealized appreciation ................ $  16,317,948      $  17,159,592
Gross unrealized depreciation ................      (696,616)          (581,320)
                                               -------------      -------------
Net unrealized appreciation .................. $  15,621,332      $  16,578,272
Undistributed ordinary income ................         6,553             33,855
Undistributed long-term gains ................          --               39,246
Capital loss carryforwards ...................    (2,104,647)              --
Other temporary differences ..................        (5,082)           (67,168)
                                               -------------      -------------
Total distributable earnings ................. $  13,518,156      $  16,584,205
                                               =============      =============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Contrarian Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2004, the FBP Contrarian Balanced Fund utilized capital loss carryforwards of $356,837 to offset current year realized gains.

As of March 31, 2004, the FBP Contrarian Equity Fund had the following capital loss carryforward for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                  EXPIRES
                                                AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
 FBP Contrarian Equity Fund                 $     353,416           2010
                                                1,392,869           2011
                                                  358,362           2012
                                            -------------
                                            $   2,104,647
                                            =============
--------------------------------------------------------------------------------

This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $8,309,665 and $25,732,696, respectively, for the FBP Contrarian Equity Fund and $6,714,853 and $11,574,256, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT   ADVISORY   AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2004 is as follows:

                                                     FBP CONTRARIAN          FBP CONTRARIAN
                                                       EQUITY FUND            BALANCED FUND
                                               --------------------------------------------------
                                                 OPTION        OPTION      OPTION       OPTION
                                                CONTRACTS     PREMIUMS    CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ....        100     $  25,498          80     $ 19,851
Options written .............................        190        77,084         185       80,017
Options exercised ...........................      ( 135)     ( 54,013)      ( 150)    ( 62,090)
Options expired .............................      ( 100)     ( 31,445)       ( 80)    ( 25,799)
                                                ---------     ---------   ---------    ---------
Options outstanding at end of year ..........         55     $  17,124          35     $ 11,979
                                                =========     =========   =========    =========
-------------------------------------------------------------------------------------------------

5.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP
Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                             POSITION HELD      LENGTH OF
  TRUSTEE                    ADDRESS                              AGE        WITH THE TRUST     TIME SERVED
---------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.    931 Broad Street Road,               67         Chairman and       Since
                             Manakin-Sabot, VA                               Trustee            June 1991
---------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III    1802 Bayberry Court, Suite 400       67         Trustee            Since
                             Richmond, VA                                                       September 1988
---------------------------------------------------------------------------------------------------------------
*John T. Bruce               800 Main Street                      50         President and      Since
                             Lynchburg, VA                                   Trustee            September 1988
---------------------------------------------------------------------------------------------------------------
 J. Finley Lee               200 Westminster Drive                64         Trustee            Since
                             Chapel  Hill,  NC                                                  September 1988
---------------------------------------------------------------------------------------------------------------
*Richard Mitchell            150 Government Street                54         Trustee            Since
                             Mobile, AL                                                         June 1991
---------------------------------------------------------------------------------------------------------------
Richard L. Morrill           University of Richmond               64         Trustee            Since
                             Richmond, VA                                                       March 1993
---------------------------------------------------------------------------------------------------------------
Harris V. Morrissette        100 Jacintoport Boulevard            44         Trustee            Since
                             Saraland, AL                                                       March 1993
---------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.           47 Willway Avenue                    71         Trustee            Since
                             Richmond, VA                                                       July 1997
---------------------------------------------------------------------------------------------------------------
Samuel B. Witt III           2300 Clarendon Boulevard, Suite 407  68         Trustee            Since
                             Arlington, VA                                                      November 1988
---------------------------------------------------------------------------------------------------------------
John P. Flippin              800 Main Street                      62         Vice President     Since
                             Lynchburg, VA                                                      September 1988
---------------------------------------------------------------------------------------------------------------
R. Gregory Porter III        800 Main Street                      62         Vice President     Since
                             Lynchburg, VA                                                      September 1988
---------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             135 Merchant Street, Suite 230       47         Vice President     Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------
Mark J. Seger                135 Merchant Street, Suite 230       42         Treasurer          Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------
John F. Splain               135 Merchant Street, Suite 230       47         Secretary          Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2004. For the fiscal year ended March 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund intend to designate up to a maximum amount of $430,868 and $1,044,192, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% and 80% of the dividends paid from ordinary income by the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

                      This page intentionally left blank.

                      This page intentionally left blank.

================================================================================


                                      THE

[GRAPHIC OMITTED]           FLIPPIN, BRUCE & PORTER

                                     FUNDS



                        -------------------------------


INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpinc.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio  45202

INDEPENDENT AUDITORS
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
  Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the Securities and Exchange Commission's website at http://www.sec.gov.


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                       THE GOVERNMENT STREET MID-CAP FUND



                                 AUGUST 1, 2004


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ......................   2
INVESTMENT LIMITATIONS .................................................   6
TRUSTEES AND OFFICERS ..................................................   8
INVESTMENT ADVISER .....................................................  12
ADMINISTRATOR ..........................................................  14
DISTRIBUTOR ............................................................  14

OTHER SERVICE PROVIDERS ................................................  15

PORTFOLIO SECURITIES AND BROKERAGE .....................................  15
SPECIAL SHAREHOLDER SERVICES ...........................................  16
PURCHASE OF SHARES .....................................................  18
REDEMPTION OF SHARES ...................................................  18
NET ASSET VALUE DETERMINATION ..........................................  19

FUND EXPENSES ..........................................................  19

ADDITIONAL TAX INFORMATION .............................................  20
GENERAL INFORMATION ABOUT THE TRUST ....................................  21

CALCULATION OF PERFORMANCE DATA ........................................  23

FINANCIAL STATEMENTS AND REPORTS .......................................  25
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................  26

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Mid-Cap Fund dated August 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

            FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Mid-Cap Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

The Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Fund will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.

The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. Such other investment companies may include Standard & Poor's MidCap 400
Depository   Receipts  ("MidCap  SPDRs").   MidCap  SPDRs  are   exchange-
traded securities that represent ownership in the MidCap SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's MidCap 400 Index. Holders of MidCap SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P MidCap 400 Index stocks in the underlying portfolio, less accumulated expenses of the MidCap SPDR Trust. MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Fund purchases shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. The Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of the Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts without limit.


Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                         Number of
                                                                                                                        Portfolios
                                                                                                                          in Fund
                                                              Position(s)        Principal Occupation(s) During           Complex
                                           Length of           Held with         Past 5 Years and                       Overseen by
Name, Address and Age                     Time Served          the Trust         Directorships of Public Companies        Trustee
---------------------                    -------------       -------------       ------------------------------------   -----------

*Austin Brockenbrough III (age 67)           Since             Trustee;          President and Managing  Director of Lowe,    11
1802 Bayberry Court, Suite 400          September 1988     Vice President of     Brockenbrough & Company,  Inc,  Richmond,
Richmond, Virginia 23226                                    The Jamestown        Virginia;     Director     of    Tredegar
                                                                 Funds           Industries,  Inc. (plastics manufacturer)
                                                                                 and Wilkinson  O'Grady & Co. Inc. (global
                                                                                 asset manager);  Trustee of University of
                                                                                 Richmond

*John T. Bruce (age 50)                     Since              Trustee;          Principal  of  Flippin,  Bruce &  Porter,    11
800 Main Street                         September 1988     President of FBP      Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Value Fund and
                                                          FBP Balanced Fund

*Charles M. Caravati, Jr. (age 67)          Since             Chairman           Retired  physician;  retired President of    11
931 Broad Street Road                     June 1991          and Trustee         Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                  Since               Trustee;         Principal  of T.  Leavell  &  Associates,    11
150 Government Street                     June 1991        President of The      Inc., Mobile, Alabama
Mobile, Alabama 36602                                      Government Street
                                                                 Funds

Independent Trustees:

J. Finley Lee, Jr. (age 64)                 Since              Trustee           Julian   Price   Professor  Emeritus,        11
200 Westminster Drive                   September 1988                           University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                 Since              Trustee           Chancellor    of   the    University   of    11
G19 Boatwright Library                    March 1993                             Richmond;     Director     of    Tredegar
Richmond, Virginia 23173                                                         Industries,  Inc. (plastics manufacturer)
                                                                                 and Albemarle  Corporation  (polymers and
                                                                                 chemicals manufacturer)

Harris V. Morrissette (age 44)              Since              Trustee           President  of Marshall  Biscuit Co. Inc.;    11
100 Jacintoport Boulevard                 March 1993                             Chairman   of   Azalea   Aviation,   Inc.
Saraland, Alabama 36571                                                          (airplane    fueling);     Director    of
                                                                                 BancTrust  Financial  Group,  Inc.  (bank
                                                                                 holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                 Since              Trustee           Retired Managing Director of Equities of     11
47 Willway Avenue                         July 1997                              Virginia  Retirement   Systems   (state
Richmond, Virginia 23226                                                         pension fund)

Samuel B. Witt III (age 68)                 Since              Trustee           Senior   Vice   President   and   General    11
2300 Clarendon Boulevard, Suite 407     November 1988                            Counsel  of  Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                        (state  government  relations);  Director
                                                                                 of  The   Swiss   Helvetia   Fund,   Inc.
                                                                                 (closed-end investment company)




                                                            9



EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                 Since          Vice President of     Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street    November 1997       The Davenport        Richmond, Virginia
Richmond, Virginia 23219                                     Equity Fund

Joseph L. Antrim III (age 59)               Since            President of        Executive  Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997       The Davenport        LLC, Richmond, Virginia
Richmond, Virginia 23219                                     Equity Fund

Charles M. Caravati III (age 38)            Since            President of        Managing  Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996        The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Balanced Fund, The
                                                         Jamestown Equity Fund
                                                           and The Jamestown
                                                             International
                                                              Equity Fund

Robert G. Dorsey (age 47)                   Since            Vice President      Managing  Director of Ultimus Fund Solutions,  LLC
135 Merchant Street, Suite 230          November 2000                            (a registered   transfer  agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC (a registered broker-dealer)

John M. Flippin (age 62)                    Since           Vice President of    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988      FBP Value Fund and    Lynchburg, Virginia
Lynchburg, Virginia 24504                                  FBP Balanced Fund

Beth Ann Gustafson (age 45)                 Since             President of       Vice  President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400           March 1995        The Jamestown Tax     Inc., Richmond Virginia
Richmond, Virginia 23226                                  Exempt Virginia Fund

Timothy S. Healey (age 51)                  Since           Vice President of    Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305             January 1995      The Government Street  Mobile, Alabama
Birmingham, Alabama 35223                                  Mid-Cap Fund and The
                                                             Alabama Tax Free
                                                                Bond Fund

Mary Shannon Hope (age 40)                  Since         Vice President of The  Vice President and Portfolio Manager of T. Leavell
150 Government Street                   February 2004       Government Street    & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                           Bond Fund

J. Lee Keiger III (age 49)                  Since           Vice President of    Senior Vice President of Davenport & Company, LLC,
One James Center, 901 E. Cary Street    November 1997         The Davenport      Richmond, Virginia
Richmond, Virginia 23219                                       Equity Fund

Thomas W. Leavell (age 61)                  Since           Vice President of    President of T. Leavell  & Associates, Inc.,
150 Government Street                   February 2004     the Government Street  Mobile, Alabama
Mobile, Alabama 36602                                      Equity Fund and The
                                                           Government Street
                                                              Mid-Cap Fund

R. Gregory  Porter III (age 63)             Since           Vice President of    Principal of Flippin, Bruce & Porter,  Inc.,
800 Main Street                         September  1988    FBP Value Fund and    Lynchburg, Virginia
Lynchburg, Virginia 24504                                   FBP Balanced Fund

Mark J. Seger (age 42)                      Since              Treasurer         Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230          November 2000                            and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)                    Since           Vice President of    Account  Administrator of Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          February 2003       The Jamestown Tax    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Exempt Virginia Fund

John F. Splain  (age 47)                    Since              Secretary         Managing Director of Ultimus Fund Solutions,  LLC
135 Merchant Street, Suite 230          November 2000                            and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 53)                   Since           Vice President of    Account Administrator of Lowe, Brockenbrough  &
1802 Bayberry Court, Suite 400           March 1993      The Jamestown Balanced  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Fund and The Jamestown
                                                               Equity Fund

Lawrence B. Whitlock, Jr. (age 56)          Since           Vice President of    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002    The Jamestown Balanced  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Fund and The Jamestown
                                                               Equity Fund


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.

                                                       Aggregate Dollar
                                              Range of Shares of All Registered
                             Dollar Range of   Investment Companies Overseen by
                           Shares of the Fund        Trustee in Family of
Name of Trustee             Owned by Trustee         Investment Companies
--------------------------------------------------------------------------------
Austin Brockenbrough III          None                  Over $100,000
John T. Bruce                     None                  Over $100,000
Charles M. Caravati, Jr.          None                  Over $100,000
Richard Mitchell             Over $100,000              Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                None                  Over $100,000
Richard L. Morrill                None                  Over-$100,000
Harris V. Morrissette       $10,001-$50,000             Over $100,000
Erwin H. Will, Jr.                None                  Over $100,000

Samuel B. Witt III                None                   $1--$10,000

As of July 15, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and or investment power) less than 1% of the outstanding shares of the Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                           Aggregate       Pension or     Estimated Annual     Total Compensation
                         Compensation      Retirement       Benefits Upon      From the Funds and
Trustee                  From the Fund   Benefits Accrued    Retirement           Fund Complex
---------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr      $ 402           None               None                $ 14,000
J. Finley Lee, Jr              583           None               None                  20,000
Richard L. Morrill             583           None               None                  20,000
Harris V. Morrissette          583           None               None                  20,000
Erwin H. Will, Jr              583           None               None                  20,000
Samuel B. Witt III             675           None               None                  23,000



                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2005 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of the Fund's average daily net assets, is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal period ended March 31, 2004, the Fund paid the Adviser advisory fees of $21,266 (which was net of voluntary fee waivers of $21,477).

The Adviser, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell and Richard Mitchell. As affiliates of the Adviser, Messrs. Leavell and Mitchell may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser has arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Adviser, not the Fund, may compensate these organizations for their sales-related services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The
Trustees also considered the business reputation of the Adviser and its financial resources.

In reviewing the fees payable under the Advisory Agreement, the Trustees compared the estimated fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees took into account not only the fees to be paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to approve the Advisory Agreement, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal period ended March 31, 2004, the Fund paid fees to the Administrator of $17,867.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and
(ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal period ended March 31, 2004, the total amount of brokerage commissions paid by the Fund was $27,774.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June,

September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-866-738-1125. Payment may also be made by check payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1125, or by writing to:


                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.


The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.


EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.


There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is executed.


SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST


The Fund is a no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are also managed by the Adviser; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 15, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94014, owned of record 79.3% of the outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund.

As of July 15, 2004, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 6.5% of the outstanding shares of the Fund.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield of the Fund for the 30 days ended March 31, 2004 was 0.02%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 400 Index, which is generally considered to be representative of the performance of unmanaged mid-capitalization common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.


From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                        FINANCIAL STATEMENTS AND REPORTS


The financial statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

3. POLICY FOR VOTING PROXIES.

          (a)  Fiduciary  Considerations.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


As adopted May 5, 2003

                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

GENERAL POLICY

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.


VOTING RESPONSIBILITY

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.


Proxy Voting Policy Regarding:

ROUTINE PROPOSALS:

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

     o    Approval of Auditors
     o    Changes of Date and Place of Annual Meeting
     o    Election of Directors
     o    Changes in Company Name
     o    Indemnification Provision for Directors

     o    Stock Splits
     o    Share Repurchases

NON-ROUTINE PROPOSALS

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

     o    Mergers and Acquisitions
     o    Issuance of Securities to Meet Ongoing Corporate Capital Needs
     o    Restructuring
     o    Re-incorporation
     o    Increase in number of Directors
     o    Stock Option Plans
     o    Management Compensation
     o    "Golden Parachutes"
     o    Board Structure (Inside vs. Outside Directors)
     o    Cumulative Voting
     o    "Poison Pills"
     o    Director Stock Ownership Requirements
     o    Incentive Plans
     o    Tender Offers
     o    Debt Restructuring
     o    Director Tenure
     o    Stock Option Repricing
     o    Stock Option Expensing
     o    Retirement Plans
     o    Social Issues


CONFLICTS OF INTEREST

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.


PROXY VOTING RECORDS

          According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.

================================================================================



                                      THE
                               GOVERNMENT STREET
                                     FUNDS




                              NO-LOAD MUTUAL FUNDS



                                 ANNUAL REPORT
                                 MARCH 31, 2004



================================================================================


                         T. LEAVELL & ASSOCIATES, INC.

                              ===================
                               INVESTMENT ADVISER
                              ===================

                                  FOUNDED 1979



================================================================================


                       The Government Street Mid-Cap Fund






================================================================================

Dear Fellow Shareholders:

     We are enclosing for your review the audited Annual Report of The Government Street Mid-Cap Fund for the year ended March 31, 2004.

     On November 17, 2003, T. Leavell & Associates, Inc. launched The Government Street Mid-Cap Fund. The objective for this Fund is to provide a low cost vehicle through which investments can be made in a broadly diversified portfolio of mid-capitalization stocks. As such, we have chosen the Standard & Poor's MidCap 400 Index as our performance benchmark. Furthermore, we define the common stocks issued by the companies contained within this index as our primary universe of potential holdings. The approximate range of market capitalization for these companies is between $300 million and $11.3 billion. It is our belief that a portfolio constructed from such a universe of "mid cap" companies can provide the benefit of additional diversification to an investor and offer a better overall risk/return ratio for their equity investments.

     In fact, the recent trend of strong performance in "mid cap" stocks carried over into the first quarter of 2004. The consumer staples, consumer discretionary and energy sectors of the market led the S&P 400 Index higher to begin the year. These middle capitalization companies outperformed their larger peers in the S&P 500 Index by approximately 3.38% during the quarter.

     So far, we believe The Government Street Mid-Cap Fund is achieving its performance objectives. For the quarter ended March 31, 2004, the Fund's total return was 4.55%. For the period since inception (November 17, 2003) through March 31, 2004, the return was 6.83%. In both cases, this performance trailed the benchmark S&P MidCap 400 returns of 5.06% and 9.63%, respectively. However, this underperformance was largely attributable to the timing and process of becoming fully invested over the first 4 1/2 months of the Fund's existence. Supporting this statement is the fact that the investment returns of the equity-only component (i.e., excluding cash and expenses), 5.31% and 9.64% for the quarter and since inception, respectively, actually exceeded the return of the Index during those periods. As a result, it is apparent that the cash held in the Fund (while initial investments were being made) was the primary reason for the relative underperformance against the Index during these time periods. These comparative returns give us great confidence that the methodology and process being used in the portfolio management of the Fund are working. It is our strong belief that investments in this area of the U.S. stock market ultimately will enhance the overall investment performance of equity investors.

     On March 31, 2004 the net assets of the Fund were $19,226,988; net asset value was $10.33.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,


     /s/ Thomas W. Leavell                 /s/ Richard Mitchell

    Thomas W. Leavell                     Richard Mitchell
    President                             President
    T. Leavell & Associates, Inc.         The Government Street Funds

THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund, and the Standard & Poors MidCap 400 Index

[GRAPHIC OMITTED]

    STANDARD & POOR'S MIDCAP 400 INDEX:    THE GOVERNMENT STREET EQUITY FUND:
    -----------------------------------    ---------------------------------

                QTRLY                                    QTRLY
   DATE         RETURN       BALANCE         DATE        RETURN      BALANCE
   ----         ------       -------         ----        ------      -------

 11/17/03                     10,000       11/17/03                   10,000
 12/31/03        4.35%        10,435       12/31/03       2.18%       10,218
 03/31/04        5.06%        10,963       03/31/04       4.55%       10,683



--------------------------------------------------------------------------------

                                                    Total Return(a)
                                        (for the period ended March 31, 2004)

                                                   SINCE INCEPTION*

The Government Street Mid-Cap Fund                       6.83%
Standard & Poor's MidCap 400 Index                       9.63%


(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET MID-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
================================================================================
ASSETS
Investments in securities:
  At acquisition cost ..........................................   $18,932,697
                                                                   -----------
  At value (Note 1) ............................................   $19,342,102
Dividends and interest receivable ..............................        12,460
Receivable for capital shares sold .............................        25,780
Other assets ...................................................         1,675
                                                                   -----------
  TOTAL ASSETS .................................................    19,382,017
                                                                   -----------

LIABILITIES
Distributions payable ..........................................         6,773
Payable for investment securities purchased ....................       125,548
Payable for capital shares redeemed ............................         7,966
Accrued investment advisory fees (Note 3) ......................         2,442
Accrued administration fees (Note 3) ...........................         4,000
Other accrued expenses .........................................         8,300
                                                                   -----------
  TOTAL LIABILITIES ............................................       155,029
                                                                   -----------

NET ASSETS .....................................................   $19,226,988
                                                                   ===========


Net assets consist of:
Paid-in capital ................................................   $18,817,511
Undistributed net investment income ............................          --
Accumulated net realized gains from security transactions ......            72
Net unrealized appreciation on investments .....................       409,405
                                                                   -----------

Net assets .....................................................   $19,226,988
                                                                   ===========


Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ........     1,861,129
                                                                   ===========


Net asset value, offering price and redemption price
  per share (Note 1) ...........................................   $     10.33
                                                                   ===========


See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
STATEMENT OF OPERATIONS
PERIOD ENDED MARCH 31, 2004(a)
================================================================================
INVESTMENT INCOME
  Interest .....................................................   $     9,617
  Dividends ....................................................        59,266
                                                                   -----------
   TOTAL INVESTMENT INCOME .....................................        68,883
                                                                   -----------

EXPENSES
  Investment advisory fees (Note 3) ............................        42,743
  Administration fees (Note 3) .................................        17,867
  Custodian fees ...............................................        11,331
  Professional fees ............................................         4,228
  Trustees' fees and expenses ..................................         3,700
  Pricing costs ................................................         1,104
  Postage and supplies .........................................         2,057
  Registration fees ............................................         5,368
  Organization expense (Note 3) ................................         9,000
  Other expenses ...............................................         1,225
                                                                   -----------
     TOTAL EXPENSES ............................................        98,623
  Fees waived and expenses reimbursed by the Adviser (Note 3) ..       (35,934)
                                                                   -----------
     NET EXPENSES ..............................................        62,689
                                                                   -----------

  NET INVESTMENT INCOME ........................................         6,194
                                                                   -----------

  REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions ..............       626,308
    Net change in unrealized appreciation/depreciation
     on investments ............................................       409,405
                                                                   -----------

  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............     1,035,713
                                                                   -----------

  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................   $ 1,041,907
                                                                   ===========


(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED MARCH 31, 2004(a)
================================================================================
FROM OPERATIONS
    Net investment income ......................................   $     6,194
    Net realized gains from security transactions ..............       626,308
    Net change in unrealized appreciation/depreciation
     on investments ............................................       409,405
                                                                   -----------
  Net increase in net assets from operations ...................     1,041,907
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................        (6,194)
  From realized capital gains on security transactions .........      (626,236)
                                                                   -----------
Net decrease in net assets from distributions to shareholders ..      (632,430)
                                                                   -----------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................................    18,409,380
Net asset value of shares issued in reinvestment
  of distributions to shareholders .............................       625,460
Payments for shares redeemed ...................................      (217,329)
                                                                   -----------
Net increase in net assets from
  capital share transactions ...................................    18,817,511
                                                                   -----------

TOTAL INCREASE IN NET ASSETS ...................................    19,226,988

NET ASSETS
Beginning of period ............................................          --
                                                                   -----------
End of period ..................................................   $19,226,988
                                                                   ===========


UNDISTRIBUTED NET INVESTMENT
  INCOME .......................................................   $       --
                                                                   ===========


CAPITAL SHARE ACTIVITY
Sold ...........................................................     1,821,519
Reinvested .....................................................        60,561
Redeemed .......................................................       (20,951)
                                                                   -----------
Net increase in shares outstanding .............................     1,861,129
Shares outstanding, beginning of period ........................          --
                                                                   -----------
Shares outstanding, end of period ..............................     1,861,129
                                                                   ===========


(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2004(a)

Net asset value at beginning of period .........................   $     10.00
                                                                   -----------

Income from investment operations:
  Net investment income ........................................          0.01
  Net realized and unrealized gains on investments .............          0.68
                                                                   -----------
Total from investment operations ...............................          0.69
                                                                   -----------

Less distributions:
  Dividends from net investment income .........................         (0.01)
  Distributions from net realized gains ........................         (0.35)
                                                                   -----------
Total distributions ............................................         (0.36)
                                                                   -----------

Net asset value at end of period ...............................   $     10.33
                                                                   ===========


Total return (not annualized)(b) ...............................          6.83%
                                                                   ===========


Net assets at end of period (000's) ............................   $    19,227
                                                                   ===========


Ratio of net expenses to average net assets(c) .................        1.09%(d)

Ratio of net investment income to average net assets ...........        0.11%(d)

Portfolio turnover rate ........................................         177%(d)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 2004 (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES    COMMON STOCKS -- 90.7%                                      VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 15.2%
    3,500    AGL Resources, Inc. ...................................    101,570
    1,600    ArvinMeritor, Inc. ....................................     31,728
    5,500    Barnes & Noble, Inc.(a) ...............................    179,300
    5,100    Belo Corporation - Class A ............................    141,576
    1,700    BJ's Wholesale Club, Inc.(a) ..........................     43,265
    1,300    BorgWarner, Inc. ......................................    110,279
    1,500    Callaway Golf Company .................................     28,470
    2,400    Career Education Corporation(a) .......................    135,936
    2,000    Carmax, Inc.(a) .......................................     58,400
    1,700    CBRL Group, Inc. ......................................     67,388
    2,000    Chico's FAS, Inc.(a) ..................................     92,800
    5,000    Claire's Stores, Inc. .................................    104,200
    3,300    Coach, Inc.(a) ........................................    135,267
    3,500    Education Management Corporation(a) ...................    111,405
    3,100    Entercom Communications Corporation(a) ................    140,337
    1,500    Fastenal Company ......................................     80,535
    2,800    Furniture Brands International, Inc. ..................     90,160
    1,200    Gentex Corporation ....................................     52,056
    3,300    Herman Miller, Inc. ...................................     87,879
    1,000    International Speedway Corporation ....................     47,000
      800    Lear Corporation ......................................     49,568
    1,400    Lee Enterprises, Inc. .................................     63,252
    3,300    Mandalay Resort Group .................................    188,958
    2,200    Manpower, Inc. ........................................    102,300
    1,000    Modine Manufacturing Company ..........................     26,060
    1,200    Mohawk Industries, Inc.(a) ............................     98,820
    5,500    Ross Stores, Inc. .....................................    168,355
    6,200    Ruby Tuesday, Inc. ....................................    199,330
    5,000    Saks, Inc.(a) .........................................     88,000
    3,200    Williams-Sonoma, Inc.(a) ..............................    109,440
                                                                       ---------
                                                                      2,933,634
                                                                       ---------

             CONSUMER STAPLES -- 4.7%
    2,200    Church & Dwight Company, Inc. .........................     95,282
    3,000    Constellation Brands, Inc.(a) .........................     96,300
    2,900    Dean Foods Company(a) .................................     96,860
    4,100    Hormel Foods Corporation ..............................    120,253
    2,100    J.M. Smucker Company (The) ............................    110,838
    2,500    Timberland Company(a) .................................    148,625
    8,100    Tyson Foods, Inc. - Class A ...........................    146,205
    1,200    Whole Foods Market, Inc. ..............................     89,940
                                                                      ---------
                                                                        904,303
                                                                      ---------
             ENERGY -- 7.5%
    4,500    Airgas, Inc. ..........................................     95,850
    4,200    Equitable Resources, Inc. .............................    186,564
    6,000    FMC Technologies, Inc.(a) .............................    162,180
    3,100    Murphy Oil Corporation ................................    195,207
    3,300    Pogo Producing Company ................................    151,371
    5,000    Pride International, Inc.(a) ..........................     85,300

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 90.7% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
             ENERGY-- 7.5% (Continued)
    4,800    Scana Corporation .....................................  $ 169,680
    3,900    Valero Energy Corporation .............................    233,844
    6,250    XTO Energy, Inc. ......................................    157,750
                                                                      ---------
                                                                      1,437,746
                                                                      ---------
             FINANCIALS -- 17.7%
    1,300    American Financial Group, Inc. ........................     38,779
    4,000    Amerus Group Company ..................................    161,400
    4,100    Arthur J. Gallagher & Company .........................    133,537
    1,900    Associated Banc-Corp ..................................     85,101
    6,800    Banknorth Group, Inc. .................................    231,472
    3,000    ChoicePoint, Inc.(a) ..................................    114,090
    4,100    Commerce Bancorp, Inc. ................................    270,108
    3,400    Compass Bancshares, Inc. ..............................    140,998
    4,300    Eaton Vance Corporation ...............................    163,916
    2,300    Everest Re Group, Ltd. ................................    196,512
    2,900    HCC Insurance Holdings, Inc. ..........................     93,757
    3,600    Investors Financial Services Corporation ..............    148,752
    2,200    Jefferies Group, Inc. .................................     77,726
    1,900    Legg Mason, Inc. ......................................    176,282
    3,800    Mercantile Bankshares Corporation .....................    163,286
    5,100    National Commerce Financial Corporation ...............    145,911
    7,200    New York Community Bancorp, Inc. ......................    246,816
    3,600    TCF Financial Corporation .............................    183,852
    4,970    Washington Federal, Inc. ..............................    126,884
    4,200    Wilmington Trust Corporation ..........................    156,954
    2,700    WPS Resources Corporation .............................    129,060
    5,400    W.R. Berkley Corporation ..............................    215,352
                                                                      ---------
                                                                      3,400,545
                                                                      ---------
             HEALTHCARE -- 11.3%
    3,150    Barr Pharmaceuticals, Inc.(a) .........................    144,585
    2,500    Charles River Laboratories International, Inc.(a) .....    107,125
    5,600    Community Health Systems, Inc.(a) .....................    155,848
    7,600    Covance, Inc.(a) ......................................    261,744
    3,300    Coventry Health Care, Inc.(a) .........................    139,689
    2,500    Dentsply International, Inc. ..........................    110,825
    3,300    Gilead Sciences, Inc.(a) ..............................    184,041
    1,400    Henry Schein, Inc.(a) .................................     99,988
    1,900    Hillenbrand Industries, Inc. ..........................    128,991
    4,700    Mylan Laboratories, Inc. ..............................    106,831
    3,200    Omnicare, Inc. ........................................    141,856
    2,900    Oxford Health Plans, Inc. .............................    141,665
    2,400    Pharmaceutical Resources, Inc.(a) .....................    136,464
    4,800    Protein Design Labs, Inc.(a) ..........................    114,336
    1,900    Varian Medical Systems, Inc.(a) .......................    163,989
    2,000    VISX, Inc.(a) .........................................     39,040
                                                                      ---------
                                                                      2,177,017
                                                                      ---------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 90.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 10.1%
    2,100    Alexander & Baldwin, Inc. .............................  $  69,468
    3,000    Ametek, Inc. ..........................................     76,920
    2,200    Carlisle Companies, Inc. ..............................    124,630
    2,700    C.H. Robinson Worldwide, Inc. .........................    112,050
    4,000    Donaldson Company, Inc. ...............................    106,120
    1,600    Energizer Holdings, Inc.(a) ...........................     74,704
    2,600    Expeditors International of Washington, Inc. ..........    102,674
    3,900    Graco, Inc. ...........................................    113,529
    2,400    International Rectifier Corporation(a) ................    110,376
    2,500    Jacobs Engineering Group, Inc.(a) .....................    111,500
    3,000    JetBlue Airways Corporation(a) ........................     75,870
    2,800    Lennar Corporation - Class A ..........................    151,284
    6,000    Overseas Shipholding Group, Inc. ......................    219,000
    1,900    Silicon Laboratories, Inc.(a) .........................    100,472
    2,000    SPX Corporation .......................................     90,960
    2,100    Stericycle, Inc.(a) ...................................    100,506
    3,400    Swift Transportation Company, Inc.(a) .................     58,378
    2,500    Trinity Industries, Inc. ..............................     69,500
    1,000    Zebra Technologies Corporation(a) .....................     69,370
                                                                      ---------
                                                                      1,937,311
                                                                      ---------
             INFORMATION TECHNOLOGY -- 15.0%
    1,250    Activision, Inc.(a) ...................................     19,775
    5,000    Acxiom Corporation ....................................    109,800
    2,200    Affiliated Computer Services, Inc.(a) .................    114,180
    5,000    Arrow Electronics, Inc.(a) ............................    127,300
    5,200    Ascential Software Corporation(a) .....................    113,984
    1,700    CDW Corporation .......................................    114,937
    4,500    Checkfree Holdings Corporation(a) .....................    132,570
    4,800    Cree, Inc.(a) .........................................    107,040
    2,200    Dun & Bradstreet Corporation (The)(a) .................    117,700
    1,900    Diebold, Inc. .........................................     91,428
    2,700    DST Systems, Inc.(a) ..................................    122,445
    2,450    Fair Isaac Corporation ................................     88,396
    3,000    Gtech Holdings Corporation ............................    177,420
    2,400    Harris Corporation ....................................    116,184
    5,500    Harte-Hanks, Inc. .....................................    128,810
    4,000    Integrated Circuit Systems, Inc.(a) ...................    100,120
    5,200    Jack Henry & Associates, Inc. .........................    100,152
    2,300    L-3 Communications Holdings, Inc. .....................    136,804
    4,200    Lam Research Corporation(a) ...........................    105,882
    3,900    Microchip Technology, Inc. ............................    103,584
    3,800    National Instruments Corporation ......................    119,548
    3,100    Plantronics, Inc.(a) ..................................    113,491
    5,000    RSA Security, Inc.(a) .................................     93,950
    4,500    SanDisk Corporation(a) ................................    127,665
    4,600    Semtech Corporation(a) ................................    105,018
    3,300    Synopsys, Inc.(a) .....................................     95,568
                                                                      ---------
                                                                      2,883,751
                                                                      ---------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 90.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
             MATERIALS -- 3.7%
    2,800    Albemarle Corporation .................................  $  81,200
    3,100    Martin Marietta Materials, Inc. .......................    143,096
    3,600    Potlatch Corporation ..................................    146,700
    2,500    Scott's Company (The) - Class A(a) ....................    160,375
    3,200    Sonoco Products Company ...............................     77,696
    2,300    Valspar Corporation ...................................    113,229
                                                                      ---------
                                                                        722,296
                                                                      ---------

             REAL ESTATE INVESTMENT TRUSTS-- 1.5%
    3,200    Liberty Property Trust ................................    144,000
    5,000    New Plan Excel Realty Trust, Inc. .....................    136,750
                                                                      ---------
                                                                        280,750
                                                                      ---------
             TELECOMMUNICATION SERVICES-- 1.4%
    3,500    Adtran, Inc. ..........................................    105,105
    2,200    Telephone and Data Systems, Inc. ......................    155,914
                                                                      ---------
                                                                        261,019
                                                                      ---------
             UTILITIES -- 2.6%
    8,300    Alliant Energy Corporation ............................    216,298
    2,500    Aqua America, Inc. ....................................     54,200
    1,500    Hawaiian Electric Industries, Inc. ....................     77,760
    5,000    Wisconsin Energy Corporation ..........................    160,750
                                                                      ---------
                                                                        509,008
                                                                      ---------

             TOTAL COMMON STOCKS (Cost $17,037,975) ................$17,447,380
                                                                    -----------

================================================================================
 PAR VALUE   COMMERCIAL PAPER -- 9.9%                                   VALUE
--------------------------------------------------------------------------------
$ 950,000    Galaxy Funding Corporation, 0.95%, due 04/01/2004 .....  $ 950,000
  944,000    U.S. Bancorp, 0.95%, due 04/01/2004 ...................    944,000
                                                                      ---------

             TOTAL COMMERICAL PAPER (Cost $1,894,000) .............. $1,894,000
                                                                      ---------
================================================================================
  SHARES     MONEY MARKETS -- 0.0%                                      VALUE
--------------------------------------------------------------------------------
     722     First American Treasury Obligation Fund
              - Class S (Cost $722) ................................  $     722
                                                                      ---------

             TOTAL INVESTMENTS AT VALUE-- 100.6%
              (Cost $18,932,697) ...................................$19,342,102

             LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6%) ........  ( 115,114)
                                                                      ---------

             NET ASSETS-- 100.0% ...................................$19,226,988
                                                                    ===========


(a)  Non-income producing security.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
The Government Street Mid-Cap Fund (the Fund) is a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The  following is a summary of the Fund's significant  accounting  policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Fund enters into the joint repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The Fund paid distributions of $632,430 during the fiscal period ended March 31, 2004, the tax character of which was ordinary income.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
The following information is computed on a tax basis for each item as of March 31, 2004:
--------------------------------------------------------------------------------
Cost of portfolio investments ..................................   $18,932,697
                                                                   ===========

Gross unrealized appreciation ..................................   $   830,651
Gross unrealized depreciation ..................................      (421,246)
                                                                   -----------
Net unrealized appreciation ....................................   $   409,405
Undistributed ordinary income ..................................         6,845
Other temporary differences ....................................        (6,773)
                                                                   -----------
Total distributable earnings ...................................   $   409,477
                                                                   ===========


2.  INVESTMENT TRANSACTIONS
During the period ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $25,480,004 and $9,068,337, respectively.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of the Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $21,477 of its investment advisory fees during the period ended March 31, 2004. Additionally, the Adviser reimbursed the Fund for other expenses in the amount of $14,457.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% of the Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, the Fund is subject to a minimun monthly fee of $4,000.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. During the period ended March 31, 2004, the Fund paid $9,000 to Ultimus in connection with the organization of the Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

4. CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of The Government Street Mid-Cap Fund of the Williamsburg Investment Trust

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Government Street Mid-Cap Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the period November 17, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Mid-Cap Fund as of March 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the period November 17, 2003 through March 31, 2004, in conformity with accounting principles generally accepted in the United States.

                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                     POSITION HELD       LENGTH OF
         TRUSTEE              ADDRESS                   AGE          WITH THE TRUST      TIME SERVED
-----------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road,    67           Chairman and        Since
                              Manakin-Sabot, VA                      Trustee             June 1991

* Austin Brockenbrough III    1802 Bayberry Court,      67           Trustee             Since
                              Suite 400                                                  September 1988
                              Richmond, VA

* John T. Bruce               800 Main Street           50           Trustee             Since
                              Lynchburg, VA                                              September 1988

  J. Finley Lee               200 Westminster Drive     64           Trustee             Since
                              Chapel Hill, NC                                            September 1988

* Richard Mitchell            150 Government Street     54           Trustee and         Since
                              Mobile, AL                             President           June 1991

  Richard L. Morrill          University of Richmond    64           Trustee             Since
                              Richmond, VA                                               March 1993

  Harris V. Morrissette       100 Jacintoport Boulevard 44           Trustee             Since
                              Saraland, AL                                               March 1993

  Erwin H. Will, Jr.          47 Willway Avenue         71           Trustee             Since
                              Richmond, VA                                               July 1997

  Samuel B. Witt III          2300 Clarendon Boulevard  68           Trustee             Since
                              Suite 407                                                  November 1988
                              Arlington, VA

  Thomas W. Leavell           150 Government Street     60           Vice President      Since
                              Mobile, AL                                                 February 2004

  Timothy S. Healey           600 Luckie Drive          51           Vice President      Since
                              Suite 305                                                  January 1995

  Robert G. Dorsey            135 Merchant Street       47           Vice President      Since
                              Suite 230                              November 2000
                              Cincinnati, OH

  Mark J. Seger               135 Merchant Street       42           Treasurer           Since
                              Suite 230                                                  November 2000
                              Cincinnati, OH

  John F. Splain              135 Merchant Street       47           Secretary           Since
                              Suite 230                                                  November 2000
                              Cincinnati, OH



                                                                              17

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm). J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal period ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $632,430 as taxed at a maximum rate of 15%. Additionally, for the fiscal period ended March 31, 2004, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

                          THE GOVERNMENT STREET FUNDS
                     ====================================
                              NO LOAD MUTUAL FUNDS


                     INVESTMENT ADVISER
                     T. Leavell & Associates, Inc.
                     150 Government Street
                     Post Office Box 1307
                     Mobile, AL 36633

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, OH 45246-0707
                     1-866-738-1125

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, MA 02109

                     BOARD OF TRUSTEES
                     Richard Mitchell, President
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     J. Finley Lee, Jr.
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

                     PORTFOLIO MANAGERS
                     Thomas W. Leavell
                     Timothy S. Healey


A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's website at http://www.sec.gov.

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 AUGUST 1, 2004


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................ 2
INVESTMENT LIMITATIONS....................................................... 5
TRUSTEES AND OFFICERS........................................................ 7
INVESTMENT ADVISER.......................................................... 11
ADMINISTRATOR............................................................... 13
DISTRIBUTOR................................................................. 13

OTHER SERVICE PROVIDERS..................................................... 14

PORTFOLIO SECURITIES AND BROKERAGE.......................................... 14
SPECIAL SHAREHOLDER SERVICES................................................ 15
PURCHASE OF SHARES.......................................................... 17
REDEMPTION OF SHARES........................................................ 18
NET ASSET VALUE DETERMINATION............................................... 18

FUND EXPENSES............................................................... 18

ADDITIONAL TAX INFORMATION.................................................. 19

GENERAL INFORMATION ABOUT THE TRUST......................................... 21

CALCULATION OF PERFORMANCE DATA............................................. 22
FINANCIAL STATEMENTS AND REPORTS............................................ 25
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A)........................... 26

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S.

Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
-----------------------------------------------------------------------------------------------------------------------------------

*Austin Brockenbrough III (age 67)             Since           Trustee;      President  and  Managing   Director  of       11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond,    Virginia;    Director   of
                                                            Jamestown Funds  Tredegar     Corporation      (plastics
                                                                             manufacturer)  and Wilkinson  O'Grady &
                                                                             Co.  Inc.   (global   asset   manager);
                                                                             Trustee of University of Richmond

*John T. Bruce (age 50)                        Since           Trustee;      Principal  of Flippin,  Bruce & Porter,       11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   FBP Value Fund
                                                                and FBP
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 67)             Since           Chairman      Retired  physician;  retired  President       11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology  Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 54)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       11
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 64)                    Since            Trustee      Julian   Price   Professor    Emeritus,       11
200 Westminster Drive                      September 1988                    University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                    Since            Trustee      Chancellor   of   the   University   of       11
G19 Boatwright Library                       March 1993                      Richmond;    Director    of    Tredegar
Richmond, Virginia 23173                                                     Corporation   (plastics   manufacturer)
                                                                             and  Albemarle   Corporation  (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 44)                 Since            Trustee      President   of  Marshall   Biscuit  Co.       11
100 Jacintoport Boulevard                    March 1993                      Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                      Inc.  (airplane  fueling);  Director of
                                                                             BancTrust  Financial Group,  Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                    Since            Trustee      Retired  Managing  Director of Equities       11
47 Willway Avenue                            July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 68)                    Since            Trustee      Senior  Vice   President   and  General       11
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                    (state government relations);  Director
                                                                             of  The  Swiss  Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)




                                                               8



EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                 Since           Vice President of      Senior Vice  President  of  Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 59)               Since              President of        Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 38)            Since            President of The      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996     Jamestown Balanced Fund,  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                The Jamestown Equity Fund
                                                            and The Jamestown
                                                        International Equity Fund

Robert G. Dorsey (age 47)                   Since             Vice President       Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                              LLC (a registered   transfer   agent)  and
Cincinnati, Ohio 45246                                                             Ultimus Fund Distributors, LLC (a registered
                                                                                   broker-dealer)

John M. Flippin (age 62)                    Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     FBP Value Fund and FBP   Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Balanced Fund

Beth Ann Gustafson (age 45)                 Since            President of The      Vice President of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1995        Jamestown Tax Exempt    Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                      Virginia Fund

Timothy S. Healey (age 51)                  Since         Vice President of The    Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305             January 1995      Alabama Tax Free Bond    Mobile, Alabama
Birmingham, Alabama 35223                                Fund and The Government
                                                           Street Mid-Cap Fund

Mary Shannon Hope (age 40)                  Since         Vice President of The    Vice President and Portfolio Manager of T.
150 Government Street                   February 2004     Government Street Bond   Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                              Fund

J. Lee Keiger III (age 49)                  Since           Vice President of      Senior  Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC,  Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 61)                  Since           Vice President of      President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004     The Government Street    Mobile, Alabama
Mobile, Alabama 36602                                          Mid-Cap Fund

R. Gregory Porter III (age 63)              Since           Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988     FBP Value Fund and FBP   Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Balanced Fund

Mark J. Seger (age 42)                      Since               Treasurer          Managing  Director of Ultimus  Fund  Solutions,
135 Merchant Street, Suite 230          November 2000                              LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 42)                    Since           Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2003    The Jamestown Tax Exempt  Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                      Virginia Fund

John F. Splain  (age 47)                    Since               Secretary          Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230          November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 53)                   Since         Vice President of The    Account Administrator of Lowe, Brockenbrough  &
1802 Bayberry Court, Suite 400           March 1993      Jamestown Balanced Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 and The Jamestown Equity
                                                                   Fund

Lawrence B. Whitlock, Jr. (age 56)          Since         Vice President of The    Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002    Jamestown Balanced Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                and The Jamestown Equity
                                                                   Fund


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2003.


                                                                      Aggregate Dollar
                                                            Range of Shares of All Registered
                                       Dollar Range of       Investment Companies Overseen by
                                 Shares of the Funds Owned    Trustee in Family of Investment
Name of Trustee                          by Trustee                      Companies
------------------------------------------------------------------------------------------------
Austin Brockenbrough III                     None                       Over $100,000
John T. Bruce                                None                       Over $100,000
Charles M. Caravati, Jr                      None                       Over $100,000
Richard Mitchell                             None                       Over $100,000





                                       10

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr                     $50,001--$100,000                 Over $100,000
Richard L. Morrill                           None                       Over $100,000
Harris V. Morrissette                  $10,001--$50,000                 Over $100,000
Erwin H. Will, Jr                     $50,001--$100,000                 Over $100,000
Samuel B. Witt III                           None                        $1--$10,000

As of July 15, 2004, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:



                                 Aggregate          Pension or       Estimated Annual    Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,268              None                None               $ 14,000
J. Finley Lee, Jr.                  1,941              None                None                 20,000
Richard L. Morrill                  1,941              None                None                 20,000
Harris V. Morrissette               1,941              None                None                 20,000
Erwin H. Will, Jr.                  1,941              None                None                 20,000
Samuel B. Witt III                  2,227              None                None                 23,000


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2005 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2004, 2003 and 2002, the Fund paid the Adviser advisory fees of $767,241, $568,812 and $566,103, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.


The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2004, 2003 and 2002, the Fund paid fees to the Administrator of $157,472, $127,046 and $123,302, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45246, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.


While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-443-4249. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:


                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.


There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.


                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.


General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer or of two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2004, the Fund had capital loss carryforwards for federal income tax purposes of $9,206,489, of which $154,428 expire March 31, 2008, $1,875,902 expire March 31, 2010, $5,066,211 expire March
31, 2011 and $2,109,948 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.


TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporation, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.


For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at http://www.sec.gov.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2004:
                                                                Since Inception
                                        One Year    Five Years  (Jan.15, 1998)
                                        --------    ----------  --------------
Return Before Taxes ...................   33.72%       0.89%        3.85%
Return After Taxes on Distributions ...   33.63%       0.75%        3.68%
Return After Taxes on Distributions
 and Sale of Fund Shares ..............   21.98%       0.67%        3.21%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2004 was 0.24%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.


From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and
prospective   shareholders   statements   or
illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2004, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. DEFINITION OF PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     3. POLICY FOR VOTING PROXIES.

          (a)  FIDUCIARY  CONSIDERATIONS.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

          (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

          (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.



As adopted May 5, 2003

                    DAVENPORT & COMPANY, LLC (THE "ADVISER")

                      Proxy Voting Policies and Procedures

The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy voting process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser's Executive Committee has delegated the responsibility of overseeing proxy voting policies and decisions for clients to a proxy voting committee (the "Voting Committee"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING COMMITTEE GOVERNANCE

At the direction of the Adviser, the Voting Committee has been formed to oversee all matters involving the proxy voting process. The Voting Committee consists of six members, five of which shall hold voting powers. Of the five members, two shall be members of the Investment Policy Committee ("IPC"), two shall be members of the Research Department, and one shall be a member of the Retail Sales Department. The sixth, non-voting member shall be the proxy coordinator (the "Coordinator"). The Voting Committee shall appoint two additional voting members that, from time to time, may be called to vote on a particular matter. Of those two members, one shall be a member of the Investment Management
Services Department and one shall be a member of the Adviser's Compliance Department. The Voting Committee shall meet on an as needed basis and have a minimum of five voting members present. The Voting Committee may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING COMMITTEE

At the direction of the Adviser, a Proxy Screening Committee (`Screening Committee") has been formed to screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures. The Screening Committee shall consist of no more than six members. Minutes shall not be kept.

The Screening Committee shall have the following responsibilities:

     1. Review all proxy material received,
     2. Determine eligibility,
     3. Identify proxies containing common, routine proposals,
     4. Aid the Coordinator in determining potential conflicts,
     5. Research and make recommendations to the Voting Committee on non-routine proposals.

THE PROXY COORDINATOR

The proxy voting process is subject to the supervision and guidance of the Proxy Coordinator, who receives voting instructions from the Voting Committee.

The Coordinator shall have the following responsibilities:

     1.   Receive   proxies  and  notify  both  Committees  of  upcoming  voting deadlines,
     2. Solicit information from Committee members about possible conflicts of interest,
     3. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department based upon information gathered from Committee members,
     4. Notify the Voting Committee when an upcoming vote is subject to a conflict of interest,
     5. Notify the Voting Committee and maintain records of any client directed proxies,
     6.   Take and maintain the minutes of the Voting Committee meetings,
     7. Cast proxy votes through the internet in accordance with the Voting Committee's direction,
     8. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion. Pursuant to the General Proxy Policy, the Coordinator shall not forward proxies for privately held securities where extraordinary requirements exist.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.

Committee members have an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Committee members shall bring any known conflict of interest to the attention of the Coordinator.

The Adviser believes that any proxy pertaining to a mutual fund is a potential conflict. Specifically, for example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Voting Committee shall not vote proxies relating to issuers where a potential conflict of interest is identified until the Voting Committee has determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Voting Committee, in consultation with the Compliance Department, determines that a conflict of interest is not material, they may render a decision, notwithstanding the existence of a conflict. The Coordinator shall memorialize all materiality decisions.

The Adviser, though not required, reserves the right to contact any specific client involved in a material conflict to seek voting direction. This process shall be memorialized in writing.

The Voting Committee hereby saves and indemnifies the Screening Committee and the Proxy Coordinator from any responsibility regarding the determination of conflict materiality and recognizes that the burden of determining conflict materiality rests solely with the Voting Committee. In the event that a material conflict arises, the proxy will be forwarded to the firm's legal counsel, Thurston Moore of the law firm Hunton & Williams, for guidance.

COMMITTEE MEMBERSHIP

From time to time, the Adviser may find it necessary to replace members of either the Voting Committee or the Screening Committee. In general, the members of these Committees are appointed by and serve at the pleasure of the Advisor's Executive Committee. The Advisor will maintain a current committee member schedule ("Schedule A").

COMMON PROPOSALS

The Voting Committee recognizes that there are common proposals that routinely appear on proxies. Listed below are specific examples of voting decisions for the types of proposals that are most frequently presented:

Election of the board of directors
----------------------------------

The Voting Committee believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Voting Committee will generally support the election of directors that result in a board made up of a majority of independent directors.

The Voting Committee will generally withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Voting Committee will hold directors accountable for the actions of the committees on which they serve. For example, the Voting Committee will generally withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Voting Committee will support efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of independent auditors
--------------------------------

The Voting Committee believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Voting Committee will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Voting Committee will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Voting Committee believes independence has been compromised.

Equity-based compensation plans
-------------------------------

The Voting Committee believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Voting Committee is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Voting Committee will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Voting Committee will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Voting Committee considers other factors such as the nature of the industry and size of the company.

The Voting Committee will generally vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options
     o Ability to issue options with an exercise price below the stock's current market price.
     o    Ability to issue reload options.
     o    Automatic share replenishment ("evergreen") feature.

The Voting Committee will generally support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, the Voting Committee supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Voting Committee will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------

The Voting Committee believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Voting Committee will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. The Voting Committee will vote against proposals to impose super-majority requirements.

The Voting Committee will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Voting Committee will generally vote against proposals for a separate class of stock with disparate voting rights.

The Voting Committee will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Committee will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------

The Voting Committee believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Voting Committee generally votes against these types of proposals, although the Voting Committee may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Voting Committee recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

================================================================================

--------------------------------------------------------------------------------

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR                                           ---------------
Ultimus Fund Solutions, LLC                                DAVENPORT
P.O. Box 46707                                            EQUITY FUND
Cincinnati, Ohio 45246-0707                               -----------
1-800-281-3217                                          ---------------

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio  45202
                                                         ANNUAL REPORT
LEGAL COUNSEL                                            March 31, 2004
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.                                      ---------------
Samuel B. Witt III
                                                        ---------------
OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

================================================================================

LETTER TO SHAREHOLDERS                                            MARCH 31, 2004

                               WHAT A DIFFERENCE

What a difference six weeks make. Back in mid-February, stocks were moving firmly ahead, building on the solid gains of last year. Greenspan was quoted as saying "prospects are good for sustained expansion of the U.S. economy." There was a $66 billion unsolicited bid for Disney from Comcast. Good corporate earnings growth and continued very low interest rates made stocks look attractively valued. Momentum was strong. The expanding economy and low rates combined with ample cash available for stocks highlighted the prospects for a bright future. Profit margins were nearing all time highs due largely to continued productivity gains. Finally, there was a rotation under way from the higher volatility market groups that had led gains in 2003 to the more defensive, lower risk sectors. This rotation added a note of sustainability to the rally.

The glass was half-full and getting fuller by the day. After all, an election year is almost always good for the market. In hindsight, there seemed to be almost too much good news.

Now we have had a correction of 5% or more. Positive momentum has given way to uncertainty. Is this a normal technical retreat or are more fundamental factors at work? As with most questions regarding the market, an answer is elusive. No matter what the answer turns out to be, investor sentiment does seem a bit different. We are reminded of a Buffalo Springfield song recently quoted by Eric Savitz in Barron's: "Something's happenin' here. What it is, ain't exactly clear."

Oil is now priced at $38 and could slow economic growth, although recently, energy prices have backed off a bit. Terrorism fears abound, fueled by the train bombings in Madrid. The assassination of the spiritual leader of Hamas points to continued strife between the Israelis and Palestinians. Turmoil and daily deaths still plague Iraq and possible unrest looms in Pakistan. The Bush Administration is under attack and poll numbers have weakened. All this, in the absence of any solid, positive fundamental news on the U.S. economy, could be the reason for the correction.

We are entering the season for first quarter earnings reports. Here are some straws in the wind that could affect these earnings releases as well as color the climate in which investors receive them. The economy and employment levels may finally be moving decisively ahead. There is strength in Europe; not across the board, but strength does seem to be the norm rather than the exception. Wal-Mart's same store sales have recently been reported near the high end of expectations. While the bar may have been raised regarding expectations on the quarterly reports, we suspect there is more good than bad news. It could be that the geo-political events of the recent past will look more like an excuse for a technical correction than a fundamental reason for a new bear market. We remain optimistic about 2004. While this year may not turn out to be as good as 2003, we continue to feel investors will be rewarded through well diversified stock portfolios.

One investment theme we have been looking into recently focuses on baby boomers. These folks have passed their 40th birthday and some are approaching 60. While their life expectancy has never been higher, their expectations for the way they look and feel as they age have also never been higher. Many boomers feel they should be able to live their lives very much in the same fashion as they did in their 20's and 30's. They also believe they should look like they did then. Finally, many have accumulated the wealth to try, often with the help of a physician and a personal trainer.

The healthcare industry is an obvious beneficiary of this trend. However, the increasing pressure on pharmaceutical companies to control pricing impacts negatively on the performance of these stocks. Orthopedic implants are right at the heart of this phenomenon and so far have escaped pricing pressures. Also, there are myriad cosmetic products that purport to make us look and, hopefully, feel younger which are also beneficiaries. Weight loss, skincare, vitamin and mineral supplements, spas and travel, and continuing education, all should benefit from the graying of America. Viagra and other lifestyle drugs are only one part of this phenomenon. In short, although we are aging, we are not aging gracefully and show no inclination to change.

One market related answer to Buffalo Springfield's question regarding the future may possibly be our search to find Ponce de Leon's proverbial fountain of youth. While many things "ain't exactly clear," the aging process is. We are looking for ways to profit from this trend.

                               MARKET COMMENTARY

Performance for Periods Ending  March  31,  2004

                               3 Year      5 Year    Since Inception (1/15/98)
             QTR     1 Year (annualized) (annualized)      (annualized)
          ----------------------------------------------------------------------
DAVPX       3.00%    33.72%     2.96%       0.89%              3.85%
S&P 500     1.69%    35.12%     0.63%      -1.20%              4.27%

Past performance is historical and not representative nor a guarantee of future results. Current performance may be lower or higher than the data quoted. To obtain performance data current to the most recent month-end, please contact the Fund at 1-888-285-1863. The investment and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 index is comprised of 500 U. S. stocks and is an indicator of the performance of the overall stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The bull market's momentum of 2003 rode into the first quarter of 2004 with the S&P 500 finishing up 35.12% for the year ending March 31, 2004.

The fund for the past year, while performing well by any standard (+33.72%), did not quite match the return on the S&P 500 owing in part to an underweighting of industrial and information technology stocks. These two sectors did very well coming off extremely low price levels after a dismal 2002 and early 2003. A great deal of optimism has been priced into these sectors in hopes of increased capital spending and an improving economy. Information technology in particular saw a number of smaller capitalization stocks revive, but this sector typically gives us pause if valuations are hard to justify. The agonizing collapse in technology stock prices during 2000-2002 still stings many investors who chased these "must own" securities.

Conversely, sectors where we were overweighted versus the S&P 500 performed well, (energy, health care and consumer staples) but did not carry enough weight to beat the broad average. The first quarter of 2004 however suggests a shift in leadership which had our stocks ahead of the average (+3.00% vs. 1.69%) We believe this trend will continue as the market seeks out larger capitalization stocks in the shadow of a less friendly Federal Reserve, election uncertainty and strife in the Middle East.

In times of increased market uncertainty, investors tend to flock to the safety of consumer staples companies and the comfort of their predictable earnings and attractive dividend streams. In contrast, while energy stock earnings can be difficult to predict, the larger of the companies pay good dividends and perform well in times of world unrest. Given the typically lower volatility of these companies, they have always been well represented in our portfolio. We believe a cautious investment stance will likely guide investors well into 2004.

Our strategy of investing in less volatile stocks helped us greatly in the 2002 market meltdown. Indeed, our defensive posture and insistence on a diversified portfolio helped us handily eclipse the S&P 500 over the past three and five-year periods.

                                                     Sincerely,


                                                     Davenport & Company, LLC


PERFORMANCE  INFORMATION
===================================================================================================


                                           DAVENPORT EQUITY FUND
                                           ---------------------

                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                        THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                       THE DAVENPORT EQUITY FUND:
              ---------------------------                        -------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       01/15/98                          10,000              01/15/98                        10,000
       03/31/98          16.25%          11,625              03/31/98        11.40%          11,140
       06/30/98           3.30%          12,009              06/30/98         1.39%          11,295
       09/30/98          -9.95%          10,815              09/30/98       -11.91%           9,950
       12/31/98          21.30%          13,118              12/31/98        15.78%          11,520
       03/31/99           4.98%          13,771              03/31/99         4.95%          12,090
       06/30/99           7.05%          14,742              06/30/99         5.12%          12,709
       09/30/99          -6.24%          13,822              09/30/99        -6.21%          11,920
       12/31/99          14.88%          15,878              12/31/99        11.75%          13,320
       03/31/00           2.29%          16,242              03/31/00         4.31%          13,894
       06/30/00          -2.66%          15,811              06/30/00        -3.15%          13,457
       09/30/00          -0.97%          15,658              09/30/00        -0.94%          13,330
       12/31/00          -7.82%          14,432              12/31/00        -0.78%          13,226
       03/31/01         -11.86%          12,721              03/31/01       -12.44%          11,580
       06/30/01           5.85%          13,466              06/30/01         3.33%          11,966
       09/30/01         -14.68%          11,489              09/30/01       -10.26%          10,738
       12/31/01          10.69%          12,717              12/31/01         9.02%          11,707
       03/31/02           0.27%          12,752              03/31/02         1.78%          11,915
       06/30/02         -13.40%          11,044              06/30/02        -8.41%          10,913
       09/30/02         -17.28%           9,136              09/30/02       -14.89%           9,288
       12/31/02           8.44%           9,906              12/31/02         5.52%           9,801
       03/31/03          -3.15%           9,594              03/31/03        -3.55%           9,453
       06/30/03          15.39%          11,071              06/30/03        14.08%          10,784
       09/30/03           2.65%          11,364              09/30/03         3.90%          11,205
       12/31/03          12.18%          12,748              12/31/03         9.52%          12,271
       03/31/04           1.69%          12,964              03/31/04         3.00%          12,640


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2004)

                                        1 YEAR     5 YEARS    SINCE INCEPTION*

The Davenport Equity Fund               33.72%       0.89%         3.85%

Standard & Poor's 500 Index             35.12%      (1.20%)        4.27%

--------------------------------------------------------------------------------

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
================================================================================
ASSETS
   Investments in securities:
       At acquisition cost ...................................... $ 101,854,778
                                                                  =============

       At market value (Note 1) ................................. $ 123,048,706
   Dividends receivable .........................................       143,120
   Receivable for investment securities sold ....................     2,333,599
   Receivable for capital shares sold ...........................       270,434
   Other assets .................................................         6,476
                                                                  -------------
       TOTAL ASSETS .............................................   125,802,335
                                                                  -------------

LIABILITIES
   Dividends payable ............................................         5,934
   Payable for investment securities sold .......................     3,831,166
   Payable for capital shares redeemed ..........................        98,707
   Accrued investment advisory fees (Note 3) ....................        78,089
   Accrued administration fees (Note 3) .........................        15,000
   Other accrued expenses .......................................         4,651
                                                                  -------------
       TOTAL LIABILITIES ........................................     4,033,547
                                                                  -------------

NET ASSETS ...................................................... $ 121,768,788
                                                                  =============


Net assets consist of:
Paid-in capital ................................................. $ 109,821,237
Undistributed net investment income .............................         5,280
Accumulated net realized losses from security transactions ......    (9,251,657)
Net unrealized appreciation on investments ......................    21,193,928
                                                                  -------------
Net assets ...................................................... $ 121,768,788
                                                                  =============



Shares of beneficial interest outstanding (unlimited number of
 shares authorized, no par value) ...............................     9,900,924
                                                                  =============


Net asset value, offering price and redemption price
 per share (Note 1) ............................................. $       12.30
                                                                  =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
================================================================================
INVESTMENT INCOME
   Dividends ....................................................  $  1,378,868
   Interest .....................................................         2,386
                                                                  -------------
       TOTAL INVESTMENT INCOME ..................................     1,381,254
                                                                  -------------

EXPENSES
   Investment advisory fees (Note 3) ............................       767,241
   Administration fees (Note 3) .................................       157,472
   Custodian fees ...............................................        16,926
   Professional fees ............................................        14,991
   Postage and supplies .........................................        13,232
   Trustees' fees and expenses ..................................        12,253
   Registration fees ............................................        10,932
   Printing of shareholder reports ..............................         9,417
   Insurance expense ............................................         6,611
   Other expenses ...............................................        10,275
                                                                  -------------
       TOTAL EXPENSES ...........................................     1,019,350
                                                                  -------------

NET INVESTMENT INCOME ...........................................       361,904


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ...............    (1,114,313)
   Net change in unrealized appreciation/depreciation
    on investments ..............................................    28,283,960
                                                                  -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................    27,169,647
                                                                  -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................... $  27,531,551
                                                                  =============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                           YEAR            YEAR
                                                                           ENDED           ENDED
                                                                          MARCH 31,       MARCH 31,
                                                                            2004            2003
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................   $    361,904    $    467,789
   Net realized losses from security transactions ..................     (1,114,313)     (6,068,163)
   Net change in unrealized appreciation/depreciation
    on investments .................................................     28,283,960     (12,278,655)
                                                                       ------------    ------------
Net increase (decrease) in net assets from operations ..............     27,531,551     (17,879,029)
                                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................................       (362,957)       (483,955)
                                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................................     27,808,350      20,775,106
   Net asset value of shares issued in
       reinvestment of distributions to shareholders ...............        338,578         461,181
   Payments for shares redeemed ....................................    (10,020,219)     (8,914,951)
                                                                       ------------    ------------
Net increase in net assets from capital share transactions .........     18,126,709      12,321,336
                                                                       ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............................     45,295,303      (6,041,648)

NET ASSETS
   Beginning of year ...............................................     76,473,485      82,515,133
                                                                       ------------    ------------
   End of year .....................................................   $121,768,788    $ 76,473,485
                                                                       ============    ============


UNDISTRIBUTED NET INVESTMENT INCOME ................................   $      5,280    $      6,333
                                                                       ============    ============



CAPITAL SHARE ACTIVITY
   Sold ............................................................      2,475,801       2,086,119
   Reinvested ......................................................         29,749          47,857
   Redeemed ........................................................       (886,698)       (897,541)
                                                                       ------------    ------------
   Net increase in shares outstanding ..............................      1,618,852       1,236,435
   Shares outstanding at beginning of year .........................      8,282,072       7,045,637
                                                                       ------------    ------------
   Shares outstanding at end of year ...............................      9,900,924       8,282,072
                                                                       ============    ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------
                                                     YEAR       YEAR         YEAR      YEAR       YEAR
                                                    ENDED       ENDED        ENDED     ENDED      ENDED
                                                   MARCH 31,   MARCH 31,    MARCH 31, MARCH 31,  MARCH 31,
                                                     2004        2003         2002      2001       2000
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    9.23    $   11.71   $   11.42  $   13.75  $   12.01
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.04         0.06        0.04       0.05       0.04
   Net realized and unrealized gains
       (losses) on investments ..............        3.07        (2.48)       0.29      (2.34)      1.75
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        3.11        (2.42)       0.33      (2.29)      1.79
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
   Dividends from net investment income .....       (0.04)       (0.06)      (0.04)     (0.04)     (0.05)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   12.30    $    9.23   $   11.71  $   11.42  $   13.75
                                                =========    =========   =========  =========  =========


Total return (a) ............................       33.72%      (20.66%)      2.89%    (16.65%)    14.93%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $ 121,769    $  76,473   $  82,515   $ 70,160  $  77,626
                                                =========    =========   =========  =========  =========

Ratio of net expenses to average
   net assets ...............................        1.00%        1.04%       1.02%      1.00%      1.01%

Ratio of net investment income to
   average net assets .......................        0.35%        0.62%       0.35%      0.36%      0.35%

Portfolio turnover rate .....................          25%          18%         13%        25%        17%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 95.1%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 13.3%
    80,645       CarMax, Inc. (a) .............................    $  2,354,834
    41,500       Estee Lauder Companies, Inc. - Class A .......       1,840,110
    26,865       E.W. Scripps Company - Class A (The) .........       2,716,320
    91,530       Fox Entertainment Group, Inc. (a) ............       2,480,463
    44,850       Harrah's Entertainment, Inc. .................       2,461,817
    54,668       International Game Technology, Inc. ..........       2,457,873
    33,000       Lowe's Companies, Inc. .......................       1,852,290
                                                                   ------------
                                                                     16,163,707
                                                                   ------------
                 CONSUMER STAPLES -- 10.9%
    67,291       Anheuser-Busch Companies, Inc. ...............       3,431,841
    56,425       Coca-Cola Company (The) ......................       2,838,178
   115,870       SYSCO Corporation ............................       4,524,724
    74,371       Walgreen Company .............................       2,450,524
                                                                   ------------
                                                                     13,245,267
                                                                   ------------
                 ENERGY -- 7.9%
    27,986       BP Amoco PLC - ADR ...........................       1,432,883
    29,609       EOG Resources, Inc. ..........................       1,358,757
    56,939       Exxon Mobil Corporation ......................       2,368,093
    41,394       Murphy Oil Corporation .......................       2,606,580
    28,467       Schlumberger Limited .........................       1,817,618
                                                                   ------------
                                                                      9,583,931
                                                                   ------------
                 FINANCIALS -- 18.1%
    53,496       American Express Company .....................       2,773,768
    24,032       Bank Of America Corporation ..................       1,946,111
    71,450       Bank Of New York Co., Inc. (The) .............       2,250,675
       758       Berkshire Hathaway, Inc. - Class B (a) .......       2,358,146
    40,366       Capital One Financial Corporation ............       3,044,807
    31,395       Hilb, Rogal & Hamilton Company ...............       1,196,150
    39,754       Jefferson-Pilot Corporation ..................       2,186,868
    11,411       Markel Corporation (a) .......................       3,285,227
    43,378       SunTrust Banks, Inc. .........................       3,023,880
                                                                   ------------
                                                                     22,065,632
                                                                   ------------
                 HEALTHCARE -- 13.9%
    31,747       AMERIGROUP Corporation (a) ...................       1,450,838
    42,672       Amgen, Inc. (a) ..............................       2,482,230
    27,175       Anthem, Inc. (a) .............................       2,463,142
    55,140       Johnson & Johnson ............................       2,796,701
    29,539       Medtronic, Inc. ..............................       1,410,487
    59,937       Pfizer, Inc. .................................       2,100,792
    46,808       Wyeth ........................................       1,757,640
    32,929       Zimmer Holdings, Inc. (a) ....................       2,429,502
                                                                   ------------
                                                                     16,891,332
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 95.1%(CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 7.0%
    46,953       First Data Corporation .......................      $1,979,538
    25,985       General Dynamics Corporation .................       2,321,240
    67,432       General Electric Company .....................       2,058,025
   148,209       Tredegar Corporation .........................       2,168,298
                                                                   ------------
                                                                      8,527,101
                                                                   ------------
                 INFORMATION TECHNOLOGY -- 10.4%
   116,589       Cisco Systems, Inc. (a) ......................       2,742,173
    84,630       Dell Computer Corporation (a) ................       2,845,261
    69,962       Intel Corporation ............................       1,902,966
    27,616       International Business Machines Corporation ..       2,536,254
   106,162       Microsoft Corporation ........................       2,650,865
                                                                   ------------
                                                                     12,677,519
                                                                   ------------
                 MATERIALS -- 5.1%
    49,444       Dow Chemical Company (The) ...................       1,991,604
    63,926       Praxair, Inc. ................................       2,372,933
    18,500       Rio Tinto PLC - ADR ..........................       1,860,730
                                                                   ------------
                                                                      6,225,267
                                                                   ------------
                 TELECOMMUNICATIONS SERVICES -- 6.3%
   132,923       America Movil S.A. de C.V. - Series L - ADR ..       5,137,474
   127,412       Nokia Corporation - ADR ......................       2,583,915
                                                                   ------------
                                                                      7,721,389
                                                                   ------------
                 UTILITIES -- 2.2%
    41,248       Dominion Resources, Inc. .....................       2,652,246
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $94,559,449) .......    $115,753,391
                                                                   ------------

================================================================================
 PAR VALUE       U.S. TREASURY OBLIGATIONS-- 1.6%                      VALUE
--------------------------------------------------------------------------------
$2,000,000       U.S. Treasury Bill, due 04/29/2004
                  (Cost $1,998,530) ...........................    $  1,998,516
                                                                   ------------

================================================================================
  SHARES         MONEY MARKETS -- 4.4%                                VALUE
--------------------------------------------------------------------------------
 5,296,799       First American Treasury Obligation Fund -
                  Class S (Cost $5,296,799) ...................    $  5,296,799
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 101.1%
                  (Cost $101,854,778) .........................    $123,048,706

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.1)%     ( 1,279,918)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $121,768,788
                                                                   ============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income
securities   purchased  are  amortized  using  the  interest  method.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2004 and 2003.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE DAVENPORT  EQUITY  FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

--------------------------------------------------------------------------------
Cost of portfolio investments ................................... $ 101,899,946
                                                                  =============

Gross unrealized appreciation ................................... $  24,802,875
Gross unrealized depreciation ...................................    (3,654,115)
                                                                  -------------
Net unrealized appreciation ..................................... $  21,148,760
Undistributed ordinary income ...................................        11,214
Capital loss carryforwards ......................................    (9,206,489)
Other temporary differences .....................................        (5,934)
                                                                  -------------
Accumulated earnings ............................................ $  11,947,551
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and result from the tax deferral of losses on wash sales.

As of March 31, 2004, the Fund had the following capital loss carryforwards for federal income tax purposes:
------------------------------------------------------------------------------------------------------------
                                                                    Amount            Expires March 31,
------------------------------------------------------------------------------------------------------------
Davenport Equity Fund                                            $    154,428               2008
                                                                    1,875,902               2010
                                                                    5,066,211               2011
                                                                    2,109,948               2012
                                                                 ------------
                                                                 $  9,206,489
                                                                 ============
------------------------------------------------------------------------------------------------------------

These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

2.  INVESTMENT  TRANSACTIONS

During the year ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $39,924,676 and $24,164,501, respectively.

3.  TRANSACTIONS  WITH  AFFILIATES
INVESTMENT  ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

4.  CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================
To the Board of Trustees and Shareholders of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                         POSITION HELD           LENGTH OF
      TRUSTEE                             ADDRESS                                  AGE   WITH THE TRUST          TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.      931 Broad Street Road, Manakin-Sabot, VA             67   Chairman and Trustee  Since June 1991
*Austin Brockenbrough III      1802 Bayberry Court, Suite 400, Richmond, VA         67   Trustee               Since September 1988
*John T. Bruce                 800 Main Street, Lynchburg, VA                       50   Trustee               Since September 1988
 J. Finley Lee                 200 Westminster Drive, Chapel Hill, NC               64   Trustee               Since September 1988
*Richard Mitchell              150 Government Street, Mobile, AL                    54   Trustee               Since June 1991
 Richard L. Morrill            University of Richmond, Richmond, VA                 64   Trustee               Since March 1993
 Harris V. Morrissette         100 Jacintoport Boulevard, Saraland, AL              44   Trustee               Since March 1993
 Erwin H. Will, Jr.            47 Willway Avenue, Richmond, VA                      71   Trustee               Since July 1997
 Samuel B. Witt III            2300 Clarendon Boulevard, Suite 407, Arlington, VA   68   Trustee               Since November 1988
 Joseph L. Antrim III          One James Center, 901 E. Cary Street, Richmond, VA   58   President             Since November 1997
 John P. Ackerly IV            One James Center, 901 E. Cary Street, Richmond, VA   40   Vice President        Since November 1997
 J. Lee Keiger III             One James Center, 901 E. Cary Street, Richmond, VA   49   Vice President        Since November 1997
 Robert G. Dorsey              135 Merchant Street, Suite 230, Cincinnati, OH       47   Vice President        Since November 2000
 Mark J. Seger                 135 Merchant Street, Suite 230, Cincinnati, OH       42   Treasurer             Since November 2000
 John F. Splain                135 Merchant Street, Suite 230, Cincinnati, OH       47   Secretary             Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended and approved by the Fund's audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Fund's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Fund and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $362,957 as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                          WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated    herein  by  reference  to Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi) (a) Investment  Advisory Agreement for the FBP Balanced Fund
                    (formerly the FBP Contrarian Balanced  Fund)--Filed herewith
                    (b) Amendment to Investment Advisory Agreement for the FBP Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)(a)  Investment  Advisory  Agreement  for the FBP Value Fund
                    (formerly the FBP Contrarian  Equity  Fund)--Filed  herewith
                    (b) Amendment to Investment Advisory Agreement for the FBP Value Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 20000

               (viii) Investment  Advisory  Agreement for The Government  Street
                    Equity Fund and The Government Street Bond Fund--Filed herewith

               (ix) Investment  Advisory Agreement for The Alabama Tax Free Bond
                    Fund--Filed herewith

               (x) Investment Advisory Agreement for The Government Street Mid-Cap Fund--Filed herewith

               (xi) Investment  Advisory  Agreement  for  The  Davenport  Equity
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 31 filed on July 31, 1998

               (e)  Distribution  Agreements  with  Ultimus  Fund  Distributors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001

               (f)  Inapplicable

               (g)  (i)  Custody    Agreement    with    The   Northern    Trust
                         Company -- Incorporated   herein   by    reference   to
                         Registrant's  Post-Effective Amendment No. 36  filed on
                         August 1, 2001

                    (ii) Custody  Agreement  with  U.S.  Bank,  N.A.   (formerly
                         Firstar Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

               (h)  Mutual Fund Services  Agreement with Ultimus Fund Solutions,
                    LLC--Incorporated   herein  be  reference  to   Registrant's
                    Post-Effective Amendment No. 39 filed on August 29, 2003

               (i) Opinion and Consent of Counsel relating to Issuance of Shares--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 39 filed on August 29, 2003

               (j)  (i)  Consent of Ernst & Young LLP--Filed herewith

                    (ii) Consent of Tait, Weller & Baker--Filed herewith

               (k)  Inapplicable

               (l)  Inapplicable

               (m)  Inapplicable

               (n)  Inapplicable

               (o)  Inapplicable


               (p)  (i)  Code of Ethics of The Jamestown Funds--Filed herewith

                    (ii) Code of  Ethics  of  Lowe,  Brockenbrough  &  Company,
                         Inc.--Filed herewith

                    (iii)Code  of  Ethics  of  Oechsle  International  Advisors,
                         LLC--Filed herewith

                    (iv) Code  of  Ethics  of  the   Flippin,   Bruce  &  Porter
                         Funds--Filed herewith

                    (v) Code of Ethics of Flippin, Bruce & Porter, Inc.--Filed herewith

                    (vi) Code of Ethics of The  Government  Street  Funds--Filed
                         herewith

                    (vii)Code of Ethics of T. Leavell & Associates,  Inc.--Filed
                         herewith

                    (viii) Code of Ethics of The  Davenport  Equity  Fund--Filed herewith

                    (ix) Code  of  Ethics  of  Davenport  &  Company  LLC--Filed
                         herewith

                    (x)  Code  of   Ethics   of   Ultimus   Fund   Distributors,
                         LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 37 filed on July 29, 2002

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

          SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

          SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

          8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
          (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the
          Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

          The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

          8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough  III--Managing Director of LB&C

               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence  B.  Whitlock,  Jr.--Managing  Director of LB&C
               o Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

          (v)  William R. Claiborne--Managing Director of LB&C

          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International

          Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Singleton   Keesler--Chief   Investment   Officer  and  Executive
               Managing Principal of Oechsle International

          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii) Martin G. Dyer--Director of Compliance for Oechsle International

          (iv) Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (v)  John   F.   Biagotti--Chief    Financial   Officer   of   Oechsle
               International

          (vi) Steven H. Schaefer--Managing Principal of Oechsle International

          (vii)Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (viii) Lawrence S. Roche--Chief Operating Officer and Executive Managing Principal of Oechsle International

          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP

               o    President of FBP Balanced Fund and FBP Value Fund

               o Prior to May 2003, Chairman of the Board of Trustees of Registrant

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP

               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iii)Robert G. Porter III--Secretary, Director and member of Executive Committee of FBP

               o    Vice President of FBP Balanced Fund and FBP Value Fund


          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP

          (vi) Teresa L. Sanderson--Chief Compliance Officer of FBP


          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to four series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--President of TLA

               o    Vice President of The Government  Street Equity Fund and The
                    Government     Street     Mid-Cap    Fund

          (ii) Richard Mitchell--Executive Vice President and Compliance Officer of TLA
               o Trustee of Registrant and President of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport
               o Prior to December 2003, Vice President of The Davenport Equity Fund

          (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
               o    Vice President of The Davenport Equity Fund

          (iii)Joseph L. Antrim III--Executive Vice President and a Director of Davenport
               o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

          (v)  James  M.   Traudt--Senior  Vice  President  and  a  Director  of
               Davenport

          (vi) David M. West--Senior Vice President and a Director of Davenport

          (vii) Harry B. Beadell--Senior President and a Director of Davenport

          (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport

          (ix) Joseph L. Keiger III--Senior Vice President, Chief Financial Officer, Chief Compliance Officer and a Director of Davenport

          (x) Edward Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xii)Ann M. Richmond--Senior Vice President, Treasurer and a Director of Davenport

          (xiii) Rodney D. Rullman--Senior Vice President and a Director of Davenport

          (xiv) Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

          (xvi)Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport

          (xvii) Sigurd R. Wendin, Jr.--Senior Vice President and a Director of Davenport

          (xviii) Lucy W.  Hooper--Executive  Vice  President  and a Director of
               Davenport

          (xix)Robert  F.  Mizell--Senior  Vice  President  and  a  Director  of
               Davenport

          (xx) William R. Barksdale IV--First Vice President and a Director of Davenport

          (xxi)William M. Noftsinger, Jr.--Senior Vice President and a Director of Davenport

          (xxii) Victor L. Harper--Senior Vice President and a Director of Davenport

          (xxiii)  Leon  G.  King--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxiv)  David  P.  Rose--Senior  Vice  President  and  a  Director  of
               Davenport

          (xxv)W. David Gorsline, Jr.--Senior Vice President and a Director of Davenport

          (xxvi) Robert B. Giles--Senior Vice President and a Director of Davenport

          (xxvii) Harold A. Gellis--Vice President of Davenport

          (xxviii) Christopher P. Blair--Senior Vice President and a Director of
               Davenport

          (xxix) Richard E. Dolan III--Senior Vice President and a Director of Davenport

          (xxx)Leavenworth M. Ferrel--Senior Vice President and a Director of Davenport

          (xxxi) Kathleen R. Holman--Senior Vice President and a Director of Davenport

          (xxxii) Richard W. Jones  IV--First  Vice  President and a Director of
               Davenport

          (xxxiii) Andrew J. Jowdy, Sr.--Senior Vice President and a Director of
               Davenport

          (xxxiv)  Maura J.  Lavay--Senior  Vice  President  and a  Director  of
               Davenport

          (xxxv) Timothy S. Taylor--Senior Vice President and a Director of Davenport

          (xxxvi) Herbert F.  Hargroves--Senior Vice President and a Director of
               Davenport


Item 27.  Principal Underwriters
          ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Arbitrage Funds, The GKM Funds, Oak Value Trust, Profit Funds Investment Trust, Veracity Funds, TFS Capital Investment Trust, and The Watchdog Fund Trust, other open-end investment companies.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.


                                    Position with           Position with
                Name                Distributor             Registrant
               ----------------     ------------------      ----------------
               Robert G. Dorsey     President/Managing      Vice President
                                    Director

               John F. Splain       Secretary/Managing      Secretary
                                    Director

               Mark J. Seger        Treasurer/Managing      Treasurer
                                    Director

               Theresa M. Bridge    Vice President          Assistant Treasurer

               Wade R. Bridge       Vice President          Assistant Secretary

               Steven F. Nienhaus   Vice President          None

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of July, 2004.

                                     WILLIAMSBURG INVESTMENT TRUST

                                     By: /s/ John F. Splain
                                         -------------------------------------
                                          John F. Splain
                                          Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                    Title                          Date
-----------------------          -----------------------       ----------------

Charles M. Caravati, Jr.*        Chairman of
                                 the Board and Trustee

/s/  Mark J. Seger               Treasurer                       July 29, 2004
-----------------------
Mark J. Seger

Austin Brockenbrough III*        Trustee               By: /s/ John F. Splain
                                                           --------------------
John T. Bruce*                   Trustee                   John F. Splain
                                                           Attorney-in-fact*
J. Finley Lee, Jr.*              Trustee                   July 29, 2004

Richard Mitchell*                Trustee

Richard L. Morrill*              Trustee

Harris V. Morrissette*           Trustee

Erwin H. Will, Jr.*              Trustee

Samuel B. Witt III*              Trustee

                                INDEX TO EXHIBITS
                                -----------------

  Item 23(d)(vi)(a)     Investment Advisory Agreement for the FBP Balanced Fund

  Item 23(d)(vii)(a)    Investment Advisory Agreement for the FBP Value Fund

  Item 23(d)(viii)      Investment Advisory Agreement for The Government Street
                        Equity Fund and The Government Street Bond Fund

  Item 23(d)(ix)        Investment Advisory Agreement for The Alabama Tax Free
                        Bond Fund

  Item 23(d)(x) Investment Advisory Agreement for The Government Street Mid-Cap Fund

  Item 23(j)(i)         Consent of Ernst & Young LLP

  Item 23(j)(ii)        Consent of Tait, Weller & Baker

  Item 23(p)(i)         Code of Ethics of The Jamestown Funds

  Item 23(p)(ii)        Code of Ethics of Lowe, Brockenbrough & Company, Inc.

  Item 23(p)(iii)       Code of Ethics of Oechsle International Advisors, LLC

  Item 23(p)(iv)        Code of Ethics of the Flippin, Bruce & Porter Funds

  Item 23(p)(v)         Code of Ethics of Flippin, Bruce & Porter, Inc.

  Item 23(p)(vi)        Code of Ethics of The Government Street Funds

  Item 23(p)(vii)       Code of Ethics of T. Leavell & Associates, Inc.

  Item 23(p)(viii)      Code of Ethics of The Davenport Equity Fund

  Item 23(p)(ix)        Code of Ethics of Davenport & Company LLC